UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service: John E. Denneen, Esq. 745 Fifth Avenue New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31, 2019

Date of reporting period: January 1, 2019 – June 30, 2019

Item 1. Reports to Shareholders.

JUNE 30, 2019

2019 Semiannual
Review and Report to Shareholders

Royce Dividend Value Fund

Royce Global Financial Services Fund

Royce International Premier Fund

Royce Low-Priced Stock Fund

Royce Micro-Cap Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund

Royce Special Equity Fund

Royce Total Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.roycefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor with the Funds, by calling 1-800-841-1180. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-841-1180 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with our fund complex if you invest directly with the Funds.

roycefunds.com

Table of Contents

Semiannual Review

Letter to Our Shareholders	2

Performance and Expenses	6

The Royce Funds and Relative Risk-Adjusted Rolling Returns	7

Semiannual Report to Shareholders

Managers’ Discussions of Fund Performance

Royce Dividend Value Fund	8

Royce Global Financial Services Fund	10

Royce International Premier Fund	12

Royce Low-Priced Stock Fund	14

Royce Micro-Cap Fund	16

Royce Opportunity Fund	18

Royce Pennsylvania Mutual Fund	20

Royce Premier Fund	22

Royce Small-Cap Value Fund	24

Royce Smaller-Companies Growth Fund	26

Royce Special Equity Fund	28

Royce Total Return Fund	30

Schedules of Investments and Financial Statements	32

Notes to Financial Statements	78

Understanding Your Fund’s Expenses	90

Trustees and Officers	92

Board Approval of Investment Advisory Agreements	93

Results of Shareholders Meetings	96

Notes to Performance and Other Important Information	97

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Letter to Our Shareholders

LARGE-CAP
SMALL-CAP
Hank Blaustein 2019

LEADERSHIP SHIFT COMING IN THE NEXT STAGE?

A SMOOTH ASCENT AMID HIGH ANXIETY
The first six months of 2019 offered equity investors almost everything they could have hoped for following the high anxiety of a recession scare and the bearish fourth quarter of 2018, when the small-cap Russell 2000 Index fell 20.2%. Stocks immediately showed great resilience, and then some, by roaring back in the first half of the year. A highly welcome double-digit rebound in the first quarter was followed by a seesawing second quarter that saw more motion than progress. This was an understandable pause that gave the market time to digest the prior advance. The upshot was a solid advance rise in the year’s first six months, a period that saw low trading volumes and little volatility, which was mostly confined to a small decline in May. During the first half, the Russell 2000 advanced 17.0% while its large-cap sibling, the Russell 1000 Index, was even better, up 18.8%. In fact, performance in the first half generally trended higher the further up the market capitalization scale you traveled.

Equity Indexes Total Returns Year-to-Date through 6/30/19

    Some questioned the substance of this rally, observing that the same risks that fueled last year’s decline were still with us. The list is long and, by now, familiar. Most of the anxiety continues to circulate around the issue of global growth—or the widely rumored imminent lack of it—and its probable negative impact on corporate profits. There wasn’t much in the way of fresh answers to these concerns at the end of June beyond the admittedly consequential Fed pivot to a more dovish stance (as well as subsequent and similar actions promised from the European Central Bank). Yet, while the Fed’s words and actions went some way to reassuring investors that it was prepared to give the markets a dose of stimulus, the effect on economic growth was pretty much nil. Moreover, the increasing tensions around trade and tariffs remain an issue at this writing. With no resolution forthcoming, many companies were lowering expectations and/or offering a more muted outlook, with predictably negative effects on the stocks of many economically sensitive businesses.

It’s not surprising, then, that equity investors showed a marked preference for safety in the form of large-cap stocks, or chose to bet on better times further down the road by vacuuming up shares of growth issues regardless of capitalization size. Some additional context is also important: large-caps, growth stocks, and defensive areas (that is, bond proxies) have historically done better in low or declining interest rate environments, an atmosphere that has characterized much of the decade following the Financial Crisis, with its record-low interest rates (and the

For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 8. Past performance is no guarantee of future results.

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LETTER TO OUR SHAREHOLDERS

‘easy money’ that came with them). With rates still near historic lows, these same stocks have led the market over the last two-plus years. All of this notwithstanding, we believe that the long-term case for small-cap stocks is strong, as we will explain through the course of this letter.

PESSIMISTS, OPTIMISTS—AND US
By periodically inverting the otherwise mostly flat yield curve, the bond market maintained its saturnine insistence that the economy was slowing and potentially, perhaps inevitably, moving toward recession. To be sure, many observers point to the inverted yield curve as iron-clad proof that the current slackening momentum in the pace of growth in the U.S., along with the advanced age of the expansion, is a prelude to a recession. More optimistic voices argue that large-cap stocks spent much of the first half making new all-time highs, that the labor market continues to strengthen, and that the economy continues to expand in spite of a raft of dismal headlines.

Our own cautiously constructive view is rooted not so much in the macro factors that dominate the headlines but in our own research into companies, their industry dynamics, and our conversations with management teams. We do, however, agree with those who think the U.S. economy is not heading toward recession; we see periodic slowdowns and accelerations in the pace of growth as historically typical. As for the yield curve, the market appears to have figured out before the Fed that persistently low inflation exerts a powerful flattening effect on the curve. To make our case, we have taken up arms—or at least data points—against this sea of troubles to argue for the long-term appeal of fundamentally sound small-cap cyclicals. We see good reasons for investors to be optimistic about the prospects for small-cap stocks, specifically those cyclical areas that populate our portfolios.

THE CASE FOR SMALL-CAP LEADERSHIP
Our first argument is in favor of small-cap returning to market leadership. We make it on the grounds of reversion to the mean, one of our longest-held investment principles. Looking at first-half performance, the resilience of small-cap stocks seemed both apropos and encouraging to us given that we continue to see solid fundamentals for many companies, attractively joined with historically average, or below average, valuation levels. However, small-caps lagged large-caps not only in the first half but also for the one-year period ended June 30, 2019, when the Russell 2000 fell 3.3% versus a gain of 10.0% for the large-cap index. This performance divergence has created a historical oddity that can be seen in the spread between small- and large-cap returns. It rarely happens over the course of a 12-month period that small-caps are in the red while large-caps are in the black. In fact, it’s happened less than 7% of the time over the past 20 years—in 16 out of 229 monthly rolling 12-month periods.

What are the implications of this peculiar divergence in performance? In 93% of the following 12-month periods—only 13 of the 14 currently have subsequent periods to measure—small-caps bounced back to outpace large-caps. It’s true that small-caps have historically tended to lag their large-cap siblings when yields are falling—and have often done the same when economic growth is slowing. The resumption of small-cap leadership, then, is contingent on these conditions changing. When rates rise (or simply normalize) and/or the economy reaccelerates, and history strongly suggests that both should, we would expect small-cap to recapture leadership.

What Happened After 12-Month Periods When Large-Caps Rose and Small-Caps Fell? 16 out of 229 Trailing 1-Year Periods from 6/30/99 to 6/30/19

    One additional observation on relative performance: From December 31, 1978 through June 30, 2019, the five-year monthly rolling average return was 10.6% for the Russell 2000 and 11.7% for the Russell 1000, while the five-year average annual total returns for the small- and large-cap indexes for the period ended June 30, 2019 were 7.1% and 10.5%, respectively. With small-caps well below their long-term average, we expect performance to improve to a greater degree than for large-caps, which finished June much closer to their long-term average.

Our confidence in mean reversion is further grounded in the relative valuation spread between the Russell 2000 and the Russell 1000 at the end of June, which was significantly below its long-term average based on each index’s median last 12-months’ EV/EBIT (enterprise value over earnings before interest and taxes). In fact, small-caps have lagged large-caps for such an extended period of time that they finished June at their cheapest relative to large-caps since 2001.

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LETTER TO OUR SHAREHOLDERS

So while no one thinks that stocks are currently bargain priced, it’s also true that the vast and diverse universe of small-cap stocks contains a considerable number of attractive risk/reward opportunities based on the combination of reasonable to attractive valuations (again measured by median EV/EBIT) and profitability.

THE VALUATION SITUATION
When looking for investment candidates, we typically survey the small-cap market for what looks to us like excess pessimism—which is precisely what we’ve been seeing in certain cyclical areas over the last couple of years. Our practice is to then investigate how much of that negative sentiment is already reflected in the current stock price of a given company. So it was significant that at the end of June, cyclical stocks were selling at a greater discount to the Russell 2000 than they had during the fall of 2008—in the teeth of the Financial Crisis. To us, that is the very definition of excess pessimism.

Small-Cap Cyclical Discount Russell 2000 Relative Median EV/EBIT[1] (Ex Negative EBIT) Cyclical/Russell 2000

Source: FactSet

We suspect that these relatively inexpensive valuations are in large part the result of investors placing undue emphasis on daily macro headlines when trying to understand or anticipate small-cap market movements. (The frequently missed distinction between slower economic growth and a recession is an example of the trouble this can lead to.) We think that investors often fail to fully appreciate the “reaction function,” the response of businesses, central banks, and governments to slowdowns. While we are by no means macro forecasters, it would not surprise us if the global economy grew a little faster over the next year. If history is any guide, this reacceleration could boost small-cap stocks, which have done well on both an absolute and relative basis, especially versus large-caps, when the ISM Manufacturing Index (a common proxy for economic conditions) is on the rise. As unlikely as it currently seems, additional growth could come from a U.S.-China

Small-Cap’s Relative Valuation Is Significantly Below Its Long-Term Average Russell 2000 vs. Russell 1000 Median LTM EV/EBIT[1] (ex. Negative EBIT Companies) from 12/31/01 to 6/30/19

Source: FactSet

trade deal that addresses tariffs and stokes even modest growth in China, which would likely spur increased activity in Europe as well.

    Moreover, we expect profitable companies in select cyclical areas to do better regardless of which route the global economy takes in the short term. For example, and in spite of reports of revisions, earnings prospects for the second half of 2019 look solid for many of our small-cap cyclical holdings, especially given the relatively weaker third and fourth quarters of 2018 with which 2019’s two second-half quarters will be compared.

We often seek to identify opportunities at the intersection of quality and value—that is, companies with average or better profitability and lower-than-average valuations. There were three cyclical sectors that had higher-than-average profitability and lower-than-average valuations at the end of June—Industrials, Consumer Discretionary, and Materials.[2] The relative attractiveness of these and other cyclical areas dovetails nicely with our bottom-up approaches, where the search for fundamentally sound, well-managed companies with solid growth potential has more recently led us overwhelmingly to cyclical businesses.

SMALL-CAP STOCKS AND THE URGE TO MERGE
The appeal of small-cap stocks can also be seen in recent merger & acquisition (M&A) activity. The number of small-cap M&A deals in the U.S. hit a 10-year high in June, with 503 transactions announced for the trailing four quarters through the end of that month, according to Bloomberg data. This is the largest number of deals in the asset class since before the Financial Crisis. We anticipate that this trend will

[1]	Enterprise Value/Earnings before interest and taxes.
[2]	Based on the relation between each sector’s average return on equity (ROE) for the five years ended 6/30/19 (excluding companies with negative ROE) and median EV/EBIT (excluding companies with negative earnings).
Cyclicals are defined as follows: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials.

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LETTER TO OUR SHAREHOLDERS

continue for a variety of reasons. CEO’s are under relentless pressure to grow profits. If they believe organic growth opportunities are limited, then inorganic paths such as acquisitions begin to make sense. Along similar lines, the CEO of a small-cap company might look more favorably on a buyout offer at a significant stock price premium if he or she sees limited opportunities for their own organic growth. However paradoxical, we can see how a further deceleration in economic growth could lead to an acceleration in M&A deals. With their attractive relative valuations, many small-cap companies should continue to be attractive takeover targets. We also think that many better-managed small-cap businesses will continue to be active as acquirers. We meet with many management teams that run companies with strong balance sheets and are eager to find ways to grow. With interest rates so low, many acquisitions are likely to be accretive, which increases their attraction to a potential buyer.

THE NEXT LEG OF THE JOURNEY
Disagreements about the condition of the market and state of the economy have created opportunities for active managers and other discerning stock pickers because there’s so little consensus about what constitutes value or quality. Somewhat counterintuitively, this has made us generally quite comfortable with what we’re holding in each of our strategies.

    Of course, our overall cyclical tilt would not immunize any of our portfolios from a recession. However, the market has provided opportunities to build portfolios that we think are not only inexpensive, but that we think should also provide healthy returns going forward in our most valuation-sensitive strategies. We also expect that many of our high-quality holdings (specifically those in Industrials and Information Technology) could outperform cyclicals in general in the event of a recession thanks to their status as market leaders in global niches as opposed to being one of many players in a highly fragmented commodity business.

Across all of our strategies, we’ve been adding or holding positions in areas such as technology, industrials, and many other areas that we think should do well under present or improved conditions. Equally important, many of these holdings already have valuations that seem to reflect a high probability of an imminent recession. Any economic news that shows improvement—or simply the absence of worsening conditions—may lift these stocks.

    In framing this promising picture of the long-term possibilities for small-cap cyclicals, we also recognize that the lengthy list of current risks is creating an even higher level of uncertainty than usual. However, having done this for as long as we have—four decades and counting—we are also highly aware that the markets seldom do what’s most expected. Given today’s widespread concerns about slowing growth, increasing trade tensions, and the extended economic cycle, the most surprising outcome—as we’ve suggested—might be a rally catalyzed by improved growth.

When looking forward, we believe it’s appropriate to be humble about our own forecasts and respectful of those that differ from ours. With what seems like ever increasing tariff and trade tensions, there is a plausible negative scenario of slowing Chinese growth that tips languishing European economies into recession and pushes global yields even lower. This would in all likelihood lead to greater instability in global financial markets as well as breeding heightened risk aversion. While we think this outcome is less likely than others, we also believe that investors should remain mindful of the reaction function we mentioned earlier. Additionally, environments that feature increased uncertainty, turbulence, and market volatility often provide opportunities for companies with leading market positions and strong balance sheets to solidify or expand market share. Volatile environments have also been historically favorable for active small-cap managers. We also see four favorable factors in the current market environment—low inflation, modest valuations, moderate growth, and increased access to capital—that we think support solid-to-strong small-cap performance in the intermediate term regardless of current anxieties. These four factors paint an attractive picture in our view, one that small-cap investors might be at risk of missing if they pay more attention to the macro picture than to company fundamentals, where we think the real action is.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce & Associates, LP	Co-Chief Investment Officer,	Royce & Associates, LP
Royce & Associates, LP

July 31, 2019

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Performance and Expenses

Performance and Expenses
									ANNUAL OPERATING EXPENSES (%)
	YTD[1]	1-YR	5-YR	10-YR	15-YR	20-YR	45-YR/SINCE INCEPTION	INCEPTION DATE	GROSS	NET

Royce Dividend Value Fund	20.71	3.19	5.02	11.97	8.54	N/A	8.49	5/3/04	1.43	1.34

Royce Global Financial Services Fund	16.26	-1.92	5.78	11.11	8.08	N/A	7.88	12/31/03	1.77	1.58

Royce International Premier Fund	21.38	9.26	8.64	N/A	N/A	N/A	7.84	12/31/10	1.59	1.44

Royce Low-Priced Stock Fund	14.53	-5.00	0.98	7.14	5.20	8.16	9.61	12/15/93	1.53	1.49

Royce Micro-Cap Fund	10.59	-8.64	0.90	7.31	5.74	8.55	10.24	12/31/91	1.25	1.24

Royce Opportunity Fund	15.63	-11.06	4.11	13.38	7.69	10.63	11.44	11/19/96	1.20	1.20

Royce Pennsylvania Mutual Fund	17.81	0.68	6.16	12.29	8.32	9.77	14.14	N/A	0.92	0.92

Royce Premier Fund	21.69	6.28	6.68	12.47	9.59	10.70	11.60	12/31/91	1.17	1.17

Royce Small-Cap Value Fund	8.88	-5.64	1.96	8.76	7.30	N/A	8.82	6/14/01	1.53	1.49

Royce Smaller-Companies Growth Fund	21.08	-1.53	6.54	11.09	7.79	N/A	10.95	6/14/01	1.52	1.49

Royce Special Equity Fund	4.59	-5.42	3.53	9.66	6.89	9.25	8.46	5/1/98	1.18	1.18

Royce Total Return Fund	15.32	0.36	5.74	11.83	7.72	9.06	10.40	12/15/93	1.20	1.20

INDEX
Russell 2000	16.98	-3.31	7.06	13.45	8.15	7.77	N/A	N/A	N/A	N/A

Russell Microcap	14.15	-10.39	5.52	12.54	6.28	N/A	N/A	N/A	N/A	N/A

Russell 2000 Value	13.47	-6.24	5.39	12.40	7.28	8.64	N/A	N/A	N/A	N/A

Russell 2500	19.25	1.77	7.66	14.44	9.07	8.92	N/A	N/A	N/A	N/A

MSCI ACWI ex USA Small Cap	11.60	-5.94	2.77	8.48	7.40	6.89	N/A	N/A	N/A	N/A

1 Not annualized.

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce International Premier Fund). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Pennsylvania Mutual and Premier Funds at 6/30/19 for financial reporting purposes, and as a result the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, to the extent necessary to maintain net operating expenses at or below: 1.24% for Royce Micro-Cap Fund; 1.34% for Royce Dividend Value Fund; 1.44% for Royce International Premier Fund; 1.49% for Royce Global Financial Services, Low-Priced Stock, Small-Cap Value, and Smaller-Companies Growth Funds through April 30, 2020.

Service Class shares bear an annual distribution expense that is not borne by the Funds’ Investment Class. If such distribution expenses had been reflected for Funds showing Investment Class performance, returns would have been lower. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Certain Funds generally invest a significant portion of their assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any of these stocks would cause their overall value to decline to a greater degree. A broadly diversified portfolio, however, does not ensure a profit or guarantee against loss. This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Value Index consists of the respective value stocks within the Russell 2000 as determined by Russell Investments. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 1000 is an unmanaged, capitalization-weighted index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3,000 Index. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, LLC.

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The Royce Funds and Relative Risk-Adjusted Rolling Returns

We have always believed that a long-term perspective is crucial for determining the success of an investment approach.

Flourishing in an up market is wonderful, but surviving a bear market by losing less (or not at all) is equally desirable, making results over bull and bear periods the true tests of a portfolio’s mettle. This is why we prefer to examine results that include up and down market phases—primarily by looking at rolling return periods.
Our rationale for using long-term rolling periods is based on the fact that investors buy and sell at many times throughout any given year. In our view, examining performance over a larger series of dates using rolling returns provides a more comprehensive picture of performance, providing a more in-depth measure than calendar-based annualized periods. This allows an investor to evaluate the consistency of performance over time—including the ups and downs of market cycles.
Closely related to this preference for rolling period analysis is the idea that the success of an investment approach should also be evaluated based on the return it generates compared with the amount of risk taken. We aim to achieve strong, long-term absolute and relative returns on both a traditional and risk-adjusted basis. We use Sharpe ratios, a widely used measure of return per unit of risk that measures the volatility of returns to gauge how our major domestic strategies with more than 20 years of history have fared versus their benchmark, the Russell 2000 Index. We calculate the Sharpe Ratio for each relevant Fund and the index for each rolling five- and 10-year period over the past 20 years and then show both the average Sharpe ratio for these periods as well as each Fund’s batting average—that is, the number and percentage of times the Fund beat the index over the total number of periods—as a measure of that Fund’s success.
We are very pleased that on a monthly rolling risk-adjusted basis, our four largest Funds had higher average Sharpe Ratios than the Russell 2000 for the majority of both the 10- and 5-year periods for the 20 years ended 6/30/19.

Royce Funds Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
5- and 10-Year Monthly Rolling Sharpe Ratios–20 Years through 6/30/19

FUND	PERIODS BEATING THE INDEX		FUND AVERAGE	RUSSELL 2000 AVERAGE

Royce Special Equity Fund

10-Year	114/121	94%	0.58	0.41

5-Year	113/181	62%	0.65	0.51

Royce Total Return Fund

10-Year	112/121	93%	0.49	0.41

5-Year	147/181	81%	0.64	0.51

Royce Premier Fund

10-Year	105/121	87%	0.55	0.41

5-Year	115/181	64%	0.65	0.51

Royce Pennsylvania Mutual Fund

10-Year	67/121	55%	0.47	0.41

5-Year	106/181	59%	0.59	0.51

Royce Opportunity Fund

10-Year	53/121	44%	0.43	0.41

5-Year	106/181	59%	0.53	0.51

Included are all Royce Funds benchmarked against the Russell 2000 with at least 20 years of history.

The Sharpe Ratio is calculated for a specified period by dividing the fund or index’s average excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund or index’s historical risk-adjusted performance. Standard Deviation is a statistical measure within which a fund or index’s total returns have varied over time. The greater the standard deviation, the greater a fund or index’s volatility. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.
Past performance is no guarantee of future results. For more information on performance please see page 6.

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MANAGERS’ DISCUSSION

Royce Dividend Value Fund (RDV)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
Royce Dividend Value Fund gained 20.7% for the year-to-date period ended June 30, 2019, outperforming its benchmarks, the Russell 2000 and Russell 2500 Indexes, which rose 17.0% and 19.2%, respectively, for the same period.

WHAT WORKED... AND WHAT DIDN’T
Nine of the 10 equity sectors in which the Fund had investments finished the first half in the black. Industrials and Financials were the portfolio’s biggest sectors at the end of June, accounting for nearly 60% of its total assets. Unsurprisingly, then, they were also the top-contributing sectors for 2019’s first half by a comfortable margin. Materials and Information Technology also made solid positive impacts, while Consumer Staples detracted modestly, and Utilities and Real Estate made the smallest contribution.
At the industry level, we were happy to see sector diversity among the largest contributors, with the top five groups coming from four different sectors. Capital markets (Financials) made an outsized impact consistent with its status as our largest industry weight during the first half. Machinery and aerospace & defense (both from Industrials), metals & mining (Materials), and electronic equipment, instruments & components (Information Technology) followed. Only two of the portfolio’s 36 industries detracted from performance—food & staples retailing (Consumer Staples) and specialty retail (Consumer Discretionary) while a third—hotels, restaurants & leisure (also from Consumer Discretionary)—was essentially flat.
    Each of the Fund’s five top-contributing positions finished June as one if its 10 biggest holdings. HEICO Corporation, which manufacturers replacement aerospace parts, saw its shares reach higher altitudes after the company reported strong organic sales and expanding margins, lifted by strength in its flight support and electronics segments. These developments led HEICO to raise guidance for the rest of the year. Technology and services provider KBR operates in three segments: Government Services, Technology, and Hydrocarbons Services. Its shares benefited from improved revenues that were chiefly driven by its government-facing and technology businesses. Consumer dispensing systems specialist AptarGroup acquired a packing technology company late in 2018. Along with impressive growth in its core business, the acquisition has helped the company to post improved sales and earnings so far in 2019.
    Agricultural equipment supplier Lindsay Corporation was the only one of the portfolio’s nine machinery holdings to finish the first half in the red. The company faced several challenges, including lower farming incomes that have crimped capital spending and led to ongoing weakness in its core market, excess rainfall and flooding in the Midwest, and tariff and trade war woes. In early July, however, Lindsay noted an uptick in domestic irrigation sales, while recent improvement in key crop prices such as corn have brightened agricultural sentiment. In addition, the outlook for international irrigation demand remains favorable. We trimmed our stake in the first half. We acted similarly with our position in FamilyMart UNY Holdings, a Japanese convenience store franchise chain. While the Japanese economy has been improving, its pace has not been vigorous enough to help many retailers. Intensifying competition, skittish consumer confidence, and labor shortages at stores and in logistics also played a role in the decline of its shares during the first half. The stock of footwear manufacturer and retailer Caleres was itself hurt by several factors, including reduced traffic and same-store sales growth at the firm’s Famous Footwear retailer. Our long-term perspective and high regard for its stable of well-known brands, such as Sam Edelman and Allen-Edmonds, led us to begin adding shares in June.
Relative to the Russell 2000, the Fund’s advantage came almost entirely from stock selection, though sector allocation made a small contribution. Boosted mostly by stock picking (with our overweight helping to a lesser degree), Industrials was the biggest source of outperformance in the first half. Stock selection in aerospace & defense was especially additive. Financials followed with an advantage driven by stock selection in capital markets. Conversely, our cash position was the largest source of underperformance. With equity returns running high, even the Fund’s 3.0% average weight was enough to hamper relative results. Consumer Discretionary also detracted, as ineffective stock picks in household durables and specialty retail hurt results versus the Russell 2000.

Top Contributors to Performance
Year-to-Date Through 6/30/19[1]

HEICO Corporation Cl. A	1.87

KBR	1.07

AptarGroup	0.90

KKR & Co. Cl. A	0.84

IDEX Corporation	0.84

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/19[2]

Lindsay Corporation	-0.31

FamilyMart UNY Holdings	-0.15

Caleres	-0.10

State Street	-0.08

American Eagle Outfitters	-0.07

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Markets are very good at surprising most investors. Today, given widespread concerns about slowing growth, increasing trade tensions, and the extended economic cycle, the most surprising outcome might be a rally. We see four favorable factors in the current market environment—low inflation, modest valuations, moderate growth, and increasing liquidity. When taken together, we see these factors as painting an attractive picture for small-cap investors. With so much attention on negative macro issues, we think investors may be missing this positive picture. We see highly promising select opportunities in dividend-paying small-cap cyclicals, particularly in Industrials, Financials, and Materials.

8 | The Royce Funds 2019 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYDVX RDVIX RDIIX RDVCX

Performance and Expenses Average Annual Total Return (%) Through 6/30/19
	JAN-JUN 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (5/3/04)

RDV	20.71	3.19	11.09	5.02	11.97	8.54	8.49

Annual Gross Operating Expenses: 1.43% Annual Net Operating Expenses: 1.34%

[1] Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
 Since Inception Through 6/30/19
On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 94% of all 10-year periods and 53% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	58/62	94%	0.53	0.49

5-year	65/122	53%	0.57	0.54

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 97 for additional information.

Value of $10,000
Invested on 5/3/04 as of 6/30/19 ($)

Top 10 Positions
% of Net Assets

HEICO Corporation Cl. A	4.3

AptarGroup	3.3

FLIR Systems	3.2

KKR & Co. Cl. A	3.1

Quaker Chemical	3.0

IDEX Corporation	2.7

Reliance Steel & Aluminum	2.4

KBR	2.4

Spirax-Sarco Engineering	2.3

Graco	2.3

Portfolio Sector Breakdown
% of Net Assets

Industrials	29.3

Financials	28.2

Materials	14.3

Information Technology	9.0

Consumer Discretionary	7.3

Energy	6.2

Health Care	2.2

Utilities	1.5

Real Estate	0.4

Consumer Staples	0.4

Cash and Cash Equivalents	1.2

Calendar Year Total Returns (%)

YEAR	RDV

2018	-16.2

2017	21.7

2016	16.4

2015	-5.7

2014	-2.1

2013	30.7

2012	16.9

2011	-4.5

2010	30.1

2009	37.7

2008	-31.5

2007	-0.0

2006	19.9

2005	7.3

Upside/Downside Capture Ratios
Periods Ended 6/30/19 (%)
	UPSIDE	DOWNSIDE

10-Year	87	84

From 6/30/04 (Start of Fund’s First Full Quarter)	89	78

Portfolio Diagnostics

Fund Net Assets	$110 million

Number of Holdings	86

Turnover Rate	6%

Average Market Capitalization[1]	$4,420 million

Weighted Average P/E Ratio[2,3]	17.4x

Weighted Average P/B Ratio[2]	2.6x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	67.6%

Non-U.S. Investments (% of Net Assets)	31.2%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/19).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Dividend Value Fund at 6/30/15 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.34% through April 30, 2020. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Semiannual Report to Shareholders | 9

MANAGERS’ DISCUSSION

Royce Global Financial Services Fund (RFS)

Chuck Royce Chris Flynn

FUND PERFORMANCE
Royce Global Financial Services Fund enjoyed a strong first half on an absolute basis, though it trailed its benchmarks for the period. For the year-to-date period ended June 30, 2019, the Fund increased 16.3%, while its U.S.-based benchmarks, the Russell 2000 Index and the Russell 2500 Financial Services Index, posted respective gains of 17.0% and 17.5% for the same period. For additional context in light of the Fund’s global embrace, the MSCI ACWI Small Cap Index was up 15.0% in the first half of 2019.

WHAT WORKED... AND WHAT DIDN’T
Relative results notwithstanding, we were pleased that gains were widespread through the portfolio. Seventeen of the 22 subindustries in which the Fund had investments contributed to year-to-date returns. As is often the case, the two largest subindustries, asset management & custody banks and regional banks, were the two largest contributors. At the other end of the scale, application software and diversified capital markets were the largest subindustry detractors. A somewhat similar level of broad gains could be found at the country level, where 12 of 18 countries made positive contributions to first-half returns. Outside the U.S.—our largest weighting and the biggest contributor by country— notable positive impacts came from holdings headquartered in Canada and the U.K. while positions headquartered in France, India, and South Africa detracted most, though on a modest scale.
    MarketAxess Holdings, which operates an electronic, multi-dealer trading platform for investment grade and high-yield corporate and emerging market bonds, was the largest contributor at the position level in the first half. Recent results demonstrated an acceleration in market share gains in high-yield and emerging market bonds, which suggested that the company’s total addressable market may be larger than previously thought. The next two contributors reflected the Fund’s positioning pivot a few years ago within asset management stocks. Seeing certain seismic shifts in the industry, we trained our sights on traditional managers with specialties that we thought were sustainable over the long term while also beginning to research and investigate alternative asset management companies. An example of the latter, Ares Management is a market leader in managing private credit pools. Its stock advanced during the first half as it continued to benefit from strong fundraising and yield-hungry investors favoring investments that deliver attractive amounts in a period with generally low interest rates. Based in London but with a global investment reach, Ashmore Group is the leader in emerging market debt investing and an example of a specialist asset manager with a core business that we really like. So far this year, the company has seen strong inflows for its products while also benefiting from an investment rebound in its asset class.
Benefitfocus, a cloud-based software provider of benefits solutions to employers and brokers, was the largest detractor for the year-to-date period. The company reported two consecutive disappointing quarters, particularly regarding expectations in achieving profitability. Along with a large insider sale and the resignation of the CFO, all of this spooked investors. We retained our shares because we are optimistic about the company’s long-term prospects to help its customers manage benefits costs efficiently. Virtu Financial, a market maker and liquidity provider, suffered through a difficult market environment for its business model, which tends to do best when equity trading volumes are rising and volatility levels are moderate to high, which was precisely the opposite of what happened in the first half, which featured both low trading volumes and (aside from May) low volatility. We expect these market conditions to normalize, ultimately supporting growing profits for Virtu. National Western Life Group, a life insurer, also detracted. The company reported a decline in fourth-quarter revenue due to shuttering their international insurance operations.

Top Contributors to Performance
Year-to-Date Through 6/30/19 (%)[1]

MarketAxess Holdings	1.30

Ares Management Cl. A	0.97

Ashmore Group	0.97

Sprott	0.96

FirstService Corporation	0.95

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/19 (%)[2]

Benefitfocus	-0.48

Virtu Financial Cl. A	-0.42

National Western Life Group Cl. A	-0.22

Rothschild & Co	-0.16

JSE	-0.13

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The financial sector is undergoing meaningful change due to the convergence of several important factors, such as persistently low interest rates, the increasing popularity of passive investment vehicles, low equity market volatility, and low equity trading volumes. These conditions have created difficulties for many traditional financial business models, including banks, insurers, brokerages, and traditional asset managers. As a result, we have evolved our positioning to include companies that we believe can prosper if current conditions persist. One example is the preference we mentioned earlier for both traditional asset managers with a sustainable specialty and alternative asset managers. We are also attracted to certain specialty lenders that look capable of thriving in the current low-rate environment and selected service companies that are using technology to deliver superior service or lower prices. While we still expect an eventual return to normalization, one that will include higher rates and higher volatility that should benefit many of the Fund’s holdings, we also want to own stocks that can do well if “normal” takes a longer time to arrive than we initially anticipated.

10 | The Royce Funds 2019 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYFSX RGFIX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/19
	JAN-JUN 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (12/31/03)

RFS	16.26	-1.92	11.47	5.78	11.11	8.08	7.88

Annual Gross Operating Expenses: 1.77% Annual Net Operating Expenses: 1.58%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 97 for additional information.

Value of $10,000
Invested on 12/31/03 as of 6/30/19 ($)

Top 10 Positions
% of Net Assets

MarketAxess Holdings	3.6

Franco-Nevada	3.6

Sprott	3.3

Popular	3.2

FirstService Corporation	3.1

First Citizens BancShares Cl. A	2.9

E-L Financial	2.6

Virtu Financial Cl. A	2.6

Ares Management Cl. A	2.6

Ashmore Group	2.6

Portfolio Industry Breakdown
% of Net Assets (Subject to Change)

Capital Markets	48.6

Banks	18.8

Real Estate Management & Development	7.4

Insurance	6.6

Metals & Mining	3.5

Software	2.9

Professional Services	2.5

Trading Companies & Distributors	2.0

IT Services	1.8

Diversified Financial Services	1.4

Hotels, Restaurants & Leisure	0.8

Consumer Finance	0.5

Cash and Cash Equivalents	3.2

Upside/Downside Capture Ratios
Periods Ended 6/30/19 (%)
	UPSIDE	DOWNSIDE

10-Year	83	85

Fund’s First Full Quarter (12/31/03)	85	78

Calendar Year Total Returns (%)

YEAR	RFS

2018	-13.4

2017	22.5

2016	12.9

2015	-4.7

2014	3.5

2013	42.0

2012	20.7

2011	-11.3

2010	18.5

2009	32.1

2008	-35.4

2007	-4.7

2006	24.8

2005	12.2

2004	15.1

Portfolio Country Breakdown[1,2]
% of Net Assets

United States	55.3

Canada	19.8

United Kingdom	7.7

India	2.6

France	2.3

South Africa	1.8

Brazil	1.5

[1]	Represents countries that are 1.5% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$39 million

Number of Holdings	70

Turnover Rate	1%

Average Market Capitalization[1]	$2,205 million

Weighted Average P/E Ratio[2,3]	14.7x

Weighted Average P/B Ratio[2]	1.8x

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 6/30/19).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2020. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Semiannual Report to Shareholders | 11

MANAGERS’ DISCUSSION
Royce International Premier Fund (RIP)

David Nadel Mark Rayner, CA

FUND PERFORMANCE
Royce International Premier Fund gained 21.4% for the year-to-date period ended June 30, 2019, significantly ahead of its benchmark, the MSCI ACWI ex-US Small Cap Index, which was up 11.6% for the same period. This strong absolute and relative performance helped our Quality-at-a-Reasonable-Price strategy to outpace the benchmark for the one-, three-, five-year, and since inception (12/31/10) periods ended June 30, 2019.

WHAT WORKED... AND WHAT DIDN’T
All eight equity sectors in which the Fund had investments made a positive impact on first-half returns, as did 16 of 18 countries. Industrials was by far the top-contributing sector, followed by Information Technology, while Materials and Consumer Discretionary contributed least. Based on each country’s headquarters, stocks in Japan and Switzerland made the largest contributions, while only China and India detracted from portfolio returns.
    Based in Brazil—and buoyed in part by that nation’s economic and market recoveries—TOTVS provides enterprise resource planning and supply chain management software solutions. The company made the biggest positive contribution to first-half returns on the position level as analysts showed more confidence in its growth opportunities in FinTech. In addition, TOTVS recently completed a follow-on equity raise that strengthened its seemingly fortress-like balance sheet, providing the company with more-than-ample capital for strategic acquisitions. Kardex is a Swiss intralogistics company that manufactures automated storage and materials handling systems. Its stock began to climb in early March following the report of strong full-year earnings, which helped its shares to recover from a steep price decline in 2018’s fourth quarter. Spirax-Sarco is a U.K. company that makes steam management systems and peristaltic pumps whose outstanding record of consistent long-term organic growth and profitability first drew our attention. Its shares rose in May when it announced impressive organic growth rates so far in 2019 despite some softening in global industrial production.
    The Fund’s top detractor in the first half was TravelSky Technology, a Hong Kong listed company that dominates Global Distribution Systems (GDS) services to the Chinese aviation and travel industry primarily by connecting airline ticket suppliers, hotels, rental cars, etc. with the agencies making customer reservations. The company announced disappointing earnings for fiscal 2018 in March. While its revenues grew robustly, net profits were disappointing due to increased costs. Thinking that these were solvable, short-term issues, we added shares. Consort Medical is a U.K.-based Contract Development & Manufacturing Organization that makes high-volume, disposable drug delivery devices primarily for respiratory treatments. Full-year results announced in June showed revenues and operating profits both down, but in line with the reduced expectations set by management in December 2018. The company has also reported mixed news on the development of a relatively narrow, though expanding, portfolio of commercialized and in-development projects, which has made the stock disappointingly volatile for some time. Adding to its challenges was an explosion in its Northumberland facility in July, though we began to reduce our position in June. We chose to exit our position in SH Kelkar & Company, as this India-based, family-run fragrance producer continued to struggle.
The Fund’s outperformance versus the MSCI ACWI ex USA Small Cap came largely from stock selection, though sector allocation was also positive. Industrials contributed most, with professional services as its leading industry. Information Technology also had a notably strong impact on first-half outperformance, courtesy of strong results for the software industry, where the Fund had seven holdings and was significantly overweight versus the benchmark. The Fund’s cash position was the largest source of relative underperformance. While our 5.7% average cash level in the first half was not high, almost any amount is a meaningful drag on performance when returns are as strong as they were. Materials also detracted from relative returns, as stock selection had a negative impact.

Top Contributors to Performance Year-to-Date Through 6/30/19 (%)[1]

TOTVS	1.12

Kardex	1.11

Spirax-Sarco Engineering	0.92

IMCD	0.89

Partners Group Holding	0.83

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/19 (%)[2]

TravelSky Technology	-0.40

Consort Medical	-0.15

SH Kelkar & Company	-0.15

Burkhalter Holding	-0.04

Croda International	-0.01

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
After peaking in January 2018, the MSCI ACWI ex USA Small Cap Index declined to a point 15% shy of its prior high at the end of June. Global Manufacturing PMI’s were in decline over this same period, and sat at less than 50 on June 30, reflecting a contraction in global manufacturing. While we are grateful that the Fund delivered a modest positive return during this difficult 18-month period, we would also welcome more hospitable conditions for international small-cap stocks. That scenario may be approaching. Central banks appear ready to resume their accommodative positions, which will likely include increasing financial market liquidity, a development that should help small-caps. It seemed reasonable at the end of June to conclude that most, if not all, of the recent macroeconomic pessimism is fully reflected in valuations. In the absence of worsening global macroeconomic conditions, we suspect that the combination of increased central bank support, continued modest inflation, and low interest rates may all be supportive for international small-caps.

12 | The Royce Funds 2019 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYIPX RIPNX RINPX RIPIX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/19
	JAN-JUN 2019[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RIP	21.38	9.26	13.28	8.64	7.84

Annual Gross Operating Expenses: 1.59% Annual Net Operating Expenses: 1.44%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 Since Inception Through 6/30/19
On a monthly rolling basis, the Fund outperformed the MSCI ACWI x USA SC in 100% of all 5-year periods; 84% of all 3-year periods; and 69% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%) [1]

5-year	43/43	100%	8.5	6.1

3-year	56/67	84%	9.1	6.8

1-year	63/91	69%	8.6	5.9

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 97 for additional information.

Value of $10,000
Invested on 12/31/10 as of 6/30/19 ($)

Top 10 Positions
% of Net Assets

IMCD	3.0

Meitec Corporation	2.9

Partners Group Holding	2.8

Victrex	2.7

Daifuku	2.7

Hexpol	2.7

Intertrust	2.5

Spirax-Sarco Engineering	2.4

Loomis Cl. B	2.4

TKC Corporation	2.3

Portfolio Sector Breakdown
% of Net Assets

Industrials	36.9

Information Technology	22.0

Health Care	13.0

Materials	7.4

Financials	7.0

Energy	4.2

Real Estate	3.6

Preferred Stock	2.1

Cash and Cash Equivalents	3.8

Upside/Downside Capture Ratios
Periods Ended 6/30/19 (%)
	UPSIDE	DOWNSIDE

Fund’s First Full Quarter (12/31/10)	108	76

Calendar Year Total Returns (%)

YEAR	RIP

2018	-12.8

2017	39.8

2016	-1.1

2015	16.2

2014	-8.2

2013	18.3

2012	23.4

2011	-16.8

Portfolio Country Breakdown[1,2]
% of Net Assets

Japan	18.1

United Kingdom	11.7

Switzerland	8.8

Australia	8.7

Sweden	8.5

Germany	7.3

Canada	5.9

Netherlands	5.5

France	4.7

Brazil	4.4

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$606 million

Number of Holdings	51

Turnover Rate	14%

Average Market Capitalization[1]	$2,042 million

Weighted Average P/E Ratio[2,3]	24.7x

Weighted Average P/B Ratio[2]	3.7x

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/19).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 6/30/14 for financial reporting purposes, and as a result the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2020. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (MSCI ACWI ex USA Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Semiannual Report to Shareholders | 13

MANAGER’S DISCUSSION
Royce Low-Priced Stock Fund (RLP)

Jim Stoeffel

IMPORTANT NEWS FOR SHAREHOLDERS
The shareholders of Royce Low-Priced Stock Fund approved a reorganization plan that combined that Fund with Royce Micro-Cap Fund. As part of the reorganization, all of the assets and liabilities of Low-Priced Stock were exchanged for shares of Micro-Cap, with all values expected to be determined as of the closing of the NYSE (generally 4:00 pm) on Friday, July 12, 2019. Upon completion of the reorganization, shareholders of Low-Priced Stock became shareholders of Micro-Cap.

FUND PERFORMANCE
For the year-to-date period ended June 30, 2019, Royce Low-Priced Stock Fund underperformed its benchmark, gaining 14.5%, while the Russell 2000 Index advanced 17.0% for the same period.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s 10 equity sectors finished 2019’s first half in the black. Our historic overweight in Information Technology worked in our favor as it was the top contributor in the portfolio. We also saw strong performance by Industrials and Health Care. Consumer Staples, however, was the top detractor for the year-to-date period ended June 30, 2019. The other three sectors that detracted—Real Estate, Communication Services, and Energy—did so modestly.
    At the industry level, the largest positive contribution came from semiconductors & semiconductor equipment (Information Technology), mostly due to strong results for data movement interconnect specialist Inphi Corporation. Machinery (Industrials) and pharmaceuticals (Health Care) followed as top contributors. The portfolio’s top contributor overall was pharmaceutical company Axsome Therapeutics, which develops therapies for neurological disorders. Its shares grew healthy on news of solid clinical results for a drug that treats major depressive disorder (MDD), which led the FDA to give this treatment Breakthrough Therapy Designation, which speeds its pace to market. Quanterix Corporation is a medical technology provider that offers ultra-high sensitivity immunoassay platforms used in testing protein biomarkers. Its stock benefited from the company’s leading edge technology, which drove significant growth in critical life sciences research applications in areas such neurology, oncology, and cardiology, among others.
Conversely, specialty retail and leisure products, both in Consumer Discretionary, were the largest detractors at the industry level. Health and fitness company Nautilus suffered through two consecutive failed product launches, with a resulting decision to remove the CEO. This led the company to be the largest detracting position for the first half of 2019. While we like a number of the strategic decisions made by the company over the past several years, we sold our position as we expect it will take at least a year to rebuild its new product pipeline. Equally important, our confidence in management’s ability to effectively navigate the rapidly changing fitness markets was shaken. Oil field services company Mammoth Energy Services was the next top detracting position, as depressed revenues and earnings and an uncertain outlook for its industry hurt its stock.

Top Contributors to Performance Year-to-Date Through 6/30/19 (%)[1]

Axsome Therapeutics	2.24

Quanterix Corporation	0.81

ASV Holdings	0.74

Kornit Digital	0.74

Amber Road	0.70

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/19 (%)[2]

Nautilus	-0.55

Mammoth Energy Services	-0.42

Kirkland’s	-0.41

Harvard Bioscience	-0.29

Dynavax Technologies	-0.28

[2] Net of dividends

    Relative to the Russell 2000 Index, poor stock selection was the source of first-half underperformance—sector allocation contributed modestly. Consumer Discretionary was the largest detractor due to poor stock picking in specialty retail and leisure products. Energy also hampered results due to our stock selection in energy equipment & services. Our cash position also detracted from overall relative performance as almost any amount of cash in a strong market will create a drag on relative performance.
    Health Care generated the strongest relative results, mostly driven by our savvy stock selection in pharmaceuticals. Industrials boasted the next-best positive result. This was particularly driven by machinery where we saw strong results for ASV Holdings, a company that engineers compact truck loads and skid steers.
If you would like to know more about James P. Stoeffel’s outlook on the market, please read the Manager’s Discussion for Royce Micro-Cap Fund on page 16.

14 | The Royce Funds 2019 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYLPX RLPHX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/19
	JAN-JUN 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RLP	14.53	-5.00	10.67	0.98	7.14	5.20	8.16	9.61

Annual Operating Expenses: 1.53% Annual Net Operating Expenses: 1.49%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 97 for additional information.

Value of $10,000
Invested on 12/15/93 as of 6/30/19 ($)

Top 10 Positions
% of Net Assets

Stoneridge	1.8

Century Casinos	1.7

Northwest Pipe	1.5

FormFactor	1.4

Axsome Therapeutics	1.4

Quanterix Corporation	1.4

Ameresco Cl. A	1.4

Kornit Digital	1.3

Rudolph Technologies	1.3

QAD Cl. A	1.3

Portfolio Sector Breakdown
% of Net Assets

Information Technology	23.9

Industrials	20.1

Consumer Discretionary	13.5

Health Care	11.7

Financials	11.6

Energy	4.9

Communication Services	2.9

Materials	2.3

Consumer Staples	1.1

Real Estate	0.5

Cash and Cash Equivalents	7.5

Calendar Year Total Returns (%)

YEAR	RLP

2018	-9.3

2017	9.7

2016	16.1

2015	-10.4

2014	-3.4

2013	12.9

2012	4.5

2011	-14.6

2010	31.5

2009	53.6

2008	-36.0

2007	2.3

2006	19.0

2005	9.7

2004	13.6

Upside/Downside Capture Ratios
Periods Ended 6/30/19 (%)
	UPSIDE	DOWNSIDE

10-Year	79	115

From 12/31/93 (Start of the Fund’s First Full Quarter)	100	93

Portfolio Diagnostics

Fund Net Assets	$213 million

Number of Holdings	115

Turnover Rate	8%

Average Market Capitalization[1]	$539 million

Weighted Average P/B Ratio[2]	2.0x

Active Share[3]	97%

U.S. Investments (% of Net Assets)	79.8%

Non-U.S. Investments (% of Net Assets)	12.7%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Low-Priced Stock Fund at 6/30/13 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/ or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2020. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Semiannual Report to Shareholders | 15

MANAGERS’ DISCUSSION
Royce Micro-Cap Fund (RMC)

Jim Stoeffel Brendan Hartman

FUND PERFORMANCE
Royce Micro-Cap Fund underperformed its benchmarks for the year-to-date period ended June 30, 2019. The Fund returned 10.6% while the Russell Microcap and Russell 2000 Indexes returned 14.1% and 17.0%, respectively, for the same period. We were pleased, however, that the Fund outpaced the micro-cap index for the one-year period ended June 30, 2019.

WHAT WORKED... AND WHAT DIDN’T
Eight of the Fund’s 10 equity sectors generated positive returns in 2019’s first half. Our persistently large weighting in Information Technology worked in our favor as it was the top contributor at the sector level, followed by Industrials and Health Care. Conversely, Communication Services and Consumer Staples detracted, though only by a modest amount. At the industry level, semiconductors & semiconductor equipment (Information Technology) provided the biggest positive contribution, with positive results for Adesto Technologies, which was the second-largest contributing position in the overall portfolio. Adesto has transformed itself from a niche memory provider to a more comprehensive systems provider targeting industrial “Internet-of-Things” applications through a series of acquisitions. Recent results have exceeded expectations as management has successfully integrated its acquisitions and is beginning to garner new product wins. We maintained our position in the shares as we believe the transformation is in the very early stages.
We also saw positive results from machinery (Industrials) and software (Information Technology) in the first half. The Fund’s top performing position for the year-to-date period was Quanterix Corporation, a medical technology provider that offers ultra-high sensitivity immunoassay platforms used in testing protein biomarkers. Its stock benefited as the company’s leading edge technology drove significant growth in critical life sciences research applications in areas such neurology, oncology, and cardiology, among others. In addition, we got a strong contribution from machinery company Kornit Digital, a digital printing specialist for the apparel and textile industries that reported record revenue growth in the first half.
    Specialty retail and leisure products, both in Consumer Discretionary, were the largest detractors at the industry level. After a series of successful new product offerings, health and fitness company Nautilus suffered through two consecutive failed product launches, with a resulting decision to remove the CEO. While we like a number of the strategic decisions made by the company over the past several years, we sold our position as we expect it will take at least a year to rebuild its new product pipeline. Equally important, our confidence in management’s ability to effectively navigate the rapidly changing fitness markets was shaken. Independence Contract Drilling operates a fleet of state-of the-art drilling rigs throughout North America. Its shares have been hurt by the ongoing slowdown in drilling activity in the U.S. While the outlook for the industry remains cloudy given volatile oil prices, we held our position as we believe its shares trade well below the underlying asset value of its high-end rigs.
Relative to the Russell Microcap, both our poor stock picking and sector allocation detracted from first-half results. Health Care was the largest detractor from performance both because of poor stock selection, most notably in biotechnology, and our underexposure, particularly in pharmaceuticals. Consumer Discretionary was the next largest detractor, almost entirely due to ineffective stock picking. Within the sector, specialty retail hampered results most, as Kirkland’s suffered a setback in its efforts to redefine itself as an omnichannel retailer capable of competing with the likes of Amazon and Wayfair. While we believe there is an opportunity for well-managed retailers to effectively reimagine their business models in the e-commerce age, we moved on from Kirkland’s given the struggles management has endured to execute toward their vision. The Fund’s top contributor to relative returns in the first half was Information Technology because of our overweight in the sector, most notably in semiconductors & semiconductor equipment. Industrials followed, with construction & engineering the strongest industry due to savvy stock selection.

Top Contributors to Performance Year-to-Date Through 6/30/19 (%)[1]

Quanterix Corporation	0.63

Adesto Technologies	0.58

Kornit Digital	0.57

NeoGenomics	0.56

Zealand Pharma	0.54

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/19 (%)[2]

Nautilus	-0.46

Kirkland’s	-0.41

Independence Contract Drilling	-0.32

Harvard Bioscience	-0.27

NeoPhotonics Corporation	-0.24

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Despite the increasing uncertainty around trade and late cycle economic concerns, we remain generally constructive on the U.S. economy, a stance that gained additional support via the recent end of the Fed tightening cycle. We think this should help portfolio holdings that we think have underlying growth potential and attractive valuations, especially in our overweight sectors—Information Technology and Industrials—as well as for certain pockets of medical technology, where we have been increasingly active. We also continued to incrementally build our exposure to Information Technology in the first half. In fact, we remain optimistic about the overall prospects for micro-cap stocks in the current environment. Anticipating better growth in the U.S. relative to the rest of the globe, we stayed primarily focused on companies that derive most of their revenues from domestic activities.

16 | The Royce Funds 2019 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/19
	JAN-JUN 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)

RMC	10.59	-8.64	8.59	0.90	7.31	5.74	8.55	9.28	10.24

Annual Gross Operating Expenses: 1.25% Annual Net Operating Expenses: 1.24%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 97 for additional information.

Value of $10,000
Invested on 6/30/00 (Russell Microcap Index Inception) as of 6/30/19 ($)

Top 10 Positions
% of Net Assets

Stoneridge	1.4

NeoGenomics	1.3

Adesto Technologies	1.2

Northwest Pipe	1.2

Quanterix Corporation	1.1

Ultra Clean Holdings	1.1

Rudolph Technologies	1.1

B. Riley Financial	1.1

Construction Partners Cl. A	1.0

Kornit Digital	1.0

Portfolio Sector Breakdown
% of Net Assets

Industrials	22.7

Information Technology	21.6

Financials	14.2

Health Care	12.5

Consumer Discretionary	10.4

Energy	4.3

Materials	4.2

Real Estate	3.1

Communication Services	2.6

Consumer Staples	2.0

Cash and Cash Equivalents	2.4

Calendar Year Total Returns (%)

YEAR	RMC

2018	-8.9

2017	5.4

2016	19.7

2015	-13.3

2014	-4.1

2013	21.3

2012	8.0

2011	-12.1

2010	30.1

2009	55.7

2008	-40.9

2007	7.1

2006	22.3

2005	11.5

2004	15.8

Upside/Downside Capture Ratios
Periods Ended 6/30/19 (%)
	UPSIDE	DOWNSIDE

10-Year	73	90

From 6/30/00 (Russell Microcap Index Inception)	90	82

Portfolio Diagnostics

Fund Net Assets	$135 million

Number of Holdings	140

Turnover Rate	6%

Average Market Capitalization[1]	$455 million

Weighted Average P/E Ratio[2,3]	17.9x

Weighted Average P/B Ratio[2]	1.8x

Active Share[4]	90%

U.S. Investments (% of Net Assets)	84.7%

Non-U.S. Investments (% of Net Assets)	12.9%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (23% of portfolio holdings as of 6/30/19).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Investment Class and include management fee and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.24% through April 30, 2020. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Microcap Index). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Semiannual Report to Shareholders | 17

MANAGERS’ DISCUSSION
Royce Opportunity Fund (ROF)

Bill Hench Suzanne Franks Rob Kosowsky, CFA

FUND PERFORMANCE
Our deep value strategy performed well on an absolute basis in 2019’s first half, though it lagged one of its benchmarks. Royce Opportunity Fund advanced 15.6% for the year-to-date period ended June 30, 2019, compared to respective gains of 17.0% and 13.5% for its small-cap benchmarks, the Russell 2000 and Russell 2000 Value Indexes, for the same period. The portfolio’s consistent and time-tested deep value approach gave it an advantage over the small-cap value index for the three-, 10-, 15-, 20-year, and since inception (11/19/96) periods ended June 30, 2019. The Fund also beat the Russell 2000 for the three-, 20-year, and since inception periods ended June 30, 2019, while finishing even with it for the 10-year period.

WHAT WORKED... AND WHAT DIDN’T
Ten of the Fund’s 11 equity sectors finished the first half in the black, led by our two largest weightings, Industrials—which made an outsized positive contribution—and Information Technology. Only Real Estate detracted, doing so on a very minor scale, while the smallest positive contribution came from Utilities, our lowest sector weighting at the end of June and one to which we’ve had very little exposure historically. At the industry level, machinery (Industrials) made the biggest contribution to first-half results, followed by semiconductors & semiconductor equipment (Information Technology) and aerospace & defense (Industrials).
    The top-contributing position was Herc Holdings, a large equipment rental company in the Industrial sector’s trading companies & distributors group. After finishing 2018 as one of the Fund’s biggest detractors, Herc rebounded in the first half, reporting increased revenues, improved pricing, and an optimistic outlook for the rest of 2019. It was the Fund’s largest holding at the end of June. Two other top contributors were takeover targets: cosmetics company Avon Products was bought by a large Brazilian competitor, while Cray, which provides high-end supercomputing and data solutions, was acquired by Hewlett Packard Enterprises. They joined nine other holdings that were M&A targets during the first half.
The largest detractors at the industry level were media (Communication Services) and hotels, restaurants & leisure (Consumer Discretionary), though their impact was modest. Evolent Health, which we first purchased late in 2018, detracted most at the position level. This medical technology specialist partners with providers and health plans to offer clinical and financial assistance and mitigate financial risk. An acquisition in May was greeted with skepticism—and a flurry of selling—as investors seemed unconvinced of its accretive value. We, on the other hand, continued to add shares before and after the purchase, consistent with our interest in a number of healthcare companies that are trying to bend the cost curve. We chose a different course with turnaround candidate Tupperware Brands, a global direct seller of consumer products, and began to exit our position in March. Reductions in its sales force and weakness in non-U.S. consumer markets, especially in the emerging markets that have become key to its business, led us to reevaluate its long-term prospects. We also sold our position in oilfield services company Mammoth Energy Services. Depressed revenues and earnings, an uncertain outlook for its industry, and what we saw as better values elsewhere in the market all influenced our decision.
Relative to the Russell 2000, stock selection in Health Care and in several industries within Information Technology hurt performance most, as did our cash position. However, savvy stock selection and an overweight helped to drive outperformance in Industrials, where aerospace & defense and trading companies & distributors contributed most. We also saw outperformance on a smaller, but still notable, scale from Consumer Staples, helped by both stock selection and our underweight in the sector.

Top Contributors to Performance Year-to-Date Through 6/30/19 (%)[1]

Herc Holdings	0.54

Avon Products	0.43

Triumph Group	0.42

Cray	0.42

Westport Fuel Systems	0.39

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/19 (%)[2]

Evolent Health Cl. A	-0.22

Tupperware Brands	-0.22

Mammoth Energy Services	-0.19

Owens & Minor	-0.18

NeoPhotonics Corporation	-0.15

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Another quarter passed with a familiar ring as macro issues regarding trade, growth, and central bank interventions dominated the headlines. In the U.S. market, growth continued to outpace value, and now more and more players are hinting of a “permanent” change in which value would be a perennial underperformer. Needless to say, we differ. We see the world of small-cap value as one full of companies with very attractive valuations and terrific growth prospects. Strategic and financial buyers appear to agree—M&A activity continues unabated, with healthy premiums being paid. Investors, pundits, and strategists continue to warn about the length of the recovery in the U.S. while the market continues to humble those with such fears by providing consumers and companies alike with ever lower interest rates, cheap energy, and ample public spending. The market has provided us with the opportunity to build a portfolio of stocks that we think are not only cheap, but that we think should also provide healthy returns going forward. We’ve added positions in areas such as health care, consumer, and a host of others that we think should do well under present conditions. We have no idea what will bring better fortune to value investing, but do believe that disciplined stock picking in the small- and micro-cap equity market will pay off in the future.

18 | The Royce Funds 2019 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPNX RYOFX ROFCX ROFIX ROFRX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/19
	JAN-JUN 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/19/96)

ROF	15.63	-11.06	12.37	4.11	13.38	7.69	10.63	11.44

Annual Operating Expenses: 1.20%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 6/30/19
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 78% of all 10-year periods; 64% of all 5-year periods; and 62% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	94/121	78%	9.4	7.8

5-year	115/181	64%	10.5	8.8

1-year	143/229	62%	13.7	9.6

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 97 for additional information.

Value of $10,000
Invested on 11/19/96 as of 6/30/19 ($)

Top 10 Positions
% of Net Assets

Herc Holdings	1.0

Comtech Telecommunications	0.9

Air Lease Cl. A	0.9

Kraton Corporation	0.9

Northwest Pipe	0.9

LGI Homes	0.9

Alpha & Omega Semiconductor	0.8

frontdoor	0.8

Granite Construction	0.8

M.D.C. Holdings	0.8

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.9

Information Technology	20.0

Consumer Discretionary	10.6

Health Care	9.7

Materials	8.3

Financials	7.8

Energy	7.4

Communication Services	1.1

Real Estate	0.8

Consumer Staples	0.6

Utilities	0.3

Cash and Cash Equivalents	8.5

Calendar Year Total Returns (%)

YEAR	ROF

2018	-20.0

2017	21.9

2016	29.9

2015	-13.6

2014	-0.5

2013	43.5

2012	22.6

2011	-13.0

2010	33.8

2009	62.1

2008	-45.7

2007	-2.0

2006	18.8

2005	4.8

2004	17.5

Upside/Downside Capture Ratios
Periods Ended 6/30/19 (%)
	UPSIDE	DOWNSIDE

10-Year	112	127

From 12/31/96 (Start of Fund’s First Full Quarter)	122	111

Portfolio Diagnostics

Fund Net Assets	$939 million

Number of Holdings	259

Turnover Rate	22%

Average Market Capitalization[1]	$854 million

Weighted Average P/B Ratio[2]	1.4x

Weighted Average P/S Ratio[3]	0.8x

Active Share[4]	91%

U.S. Investments (% of Net Assets)	87.7%

Non-U.S. Investments (% of Net Assets)	3.8%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Semiannual Report to Shareholders | 19

MANAGERS’ DISCUSSION
Royce Pennsylvania Mutual Fund® (PMF)

Chuck Royce Jay Kaplan, CFA Lauren Romeo, CFA Steven McBoyle

FUND PERFORMANCE
Royce Pennsylvania Mutual Fund advanced 17.8% in the first half of 2019, nosing ahead of its small-cap benchmark, the Russell 2000 Index, which was up 17.0% for the same period. Penn also outperformed the small-cap index for the one-, three-, 15-, 20-, 25-, 30-, 35-, 40-year, and since index inception (12/31/78) periods ended June 30, 2019. The Fund’s average annual total return for the 45-year period ended June 30, 2019—all under the management of Chuck Royce—was 14.1%, a long-term record in which we take great pride.

WHAT WORKED... AND WHAT DIDN’T
The portfolio’s breadth of advance was evidenced by each of its 11 sectors contributing to first-half performance. The Fund’s two largest—Industrials and Information Technology—which accounted for almost half of its assets at the end of June, were also its top contributors. Similarly, its two smallest sectors, Utilities and Consumer Staples, delivered the most modest contributions. Machinery (Industrials) was the top contributor at the industry level, followed by electronic equipment, instruments & components, semiconductors & semiconductor equipment (both from Information Technology), and aerospace & defense (Industrials).
    HEICO Corporation, the Fund’s top contributor, manufacturers replacement aerospace parts. Its shares reached higher altitudes in June, after the company reported strong organic sales and expanding margins, boosted by strength in its flight support and electronics segments. These developments led HEICO to raise guidance for the rest of the year. Helios Technologies (a machinery company formerly known as Sun Hydraulics), which manufactures hydraulic and electronic controls systems for industrial and recreational equipment, reported a 51% increase in sales over 2018’s first quarter, driven by its Faster and Custom Fluidpower (or CFP) acquisitions. From the tech sector’s electronic equipment, instruments & components group, FLIR Systems has a global business manufacturing thermal imaging and infrared camera systems. In late April, the company announced increased bookings, strong year-over-year margin expansion, and double-digit earnings growth. It also expects revenues to remain robust through the end of 2019. Shares of CIRCOR International, which makes precision valves, rose sharply after receiving a takeover offer from a larger industrial company. We were very pleased to see strong results from these and many other cyclical holdings in the first half.
    Textiles, apparel & luxury goods and leisure products, both from Consumer Dictionary, were among a small group of industries that detracted in 2019’s first half. They did so on a comparatively minor scale. In fact, the four largest industry detractors came from Consumer Discretionary, demonstrating the widespread disruption that continues to create challenges in this diverse sector. Interestingly, of the portfolio’s five positions that detracted most, only the fifth came from Consumer Discretionary—footwear manufacturer and distributor Caleres. The Fund’s top-detracting position in the first half was FutureFuel, which provides custom chemicals and biofuels. The company reported solid results for its chemical business but disappointing ones for its biofuels segment, which was hurt by both falling energy prices and an anticipated tax credit that remained stalled in Congress. Wary of its long-term prospects, we sold our position during June. We took the opposite tack with Virtu Financial, adding shares of this company that uses its technology to act as a market maker and liquidity provider to the global financial markets. Its business endured a recent slump, which we see as short term. We also like a recent acquisition Virtu made. We chose to hold our stake in Lindsay Corporation. A rare detractor in the machinery group, the company supplies agricultural equipment. It faced ongoing weakness in its core market and the negative impact of floods in the Midwest, both of which put pressure on its stock.
The Fund’s first-half relative outperformance was driven by sector allocation. Industrials was the biggest source of strength, due to both our overweight and savvy stock selection. Health Care was another source of outperformance as we avoided struggling pharmaceuticals and benefited from stock selection and an overweight in life sciences tools & services. Conversely, Real Estate detracted from relative results in the first half period, largely due to the share price decline for commercial real estate broker Marcus & Millichap. Ineffective stock picking also hurt in Consumer Discretionary, where six of 11 industries detracted, led by household durables and auto components.

Top Contributors to Performance Year-to-Date Through 6/30/19 (%)[1]

HEICO Corporation	0.86

Helios Technologies	0.49

FLIR Systems	0.47

CIRCOR International	0.47

Ares Management Cl. A	0.45

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/19 (%)[2]

FutureFuel Corporation	-0.16

Virtu Financial Cl. A	-0.11

Lindsay Corporation	-0.11

ArcBest	-0.09

Caleres	-0.08

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Markets are very good at surprising most investors. Today, with widespread concerns about slowing growth, increasing trade tensions, and the extended economic cycle, the most surprising outcome might be a rally. We see four favorable factors in the current market environment—low inflation, modest valuations, moderate growth, and increasing liquidity. When taken together, we see these factors as painting an attractive picture for small-cap investors. With so much attention on negative macro issues, we think investors may be missing this positive picture, especially with regard to profitable cyclical businesses.

20 | The Royce Funds 2019 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX RPMRX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/19
	JAN-JUN 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	45-YR

PMF	17.81	0.68	13.29	6.16	12.29	8.32	9.77	10.50	10.16	11.09	14.14

Annual Operating Expenses: 0.92%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 97 for additional information.

Value of $10,000
Invested on 12/29/78 (Russell 2000 Inception) as of 6/30/19 ($)

Top 10 Positions
% of Net Assets

HEICO Corporation	2.4

FLIR Systems	1.9

Helios Technologies	1.3

Stella-Jones	1.3

Quaker Chemical	1.2

SEACOR Holdings	1.2

First Citizens BancShares Cl. A	1.1

MKS Instruments	1.1

Ares Management Cl. A	1.0

Meritor	1.0

Portfolio Sector Breakdown
% of Net Assets

Industrials	27.4

Information Technology	20.6

Financials	14.9

Materials	8.4

Consumer Discretionary	7.5

Health Care	7.1

Energy	3.9

Real Estate	2.8

Communication Services	1.4

Consumer Staples	1.2

Utilities	0.1

Cash and Cash Equivalents	4.7

Calendar Year Total Returns (%)

YEAR	PMF

2018	-9.7

2017	16.2

2016	26.5

2015	-11.4

2014	-0.7

2013	35.3

2012	14.6

2011	-4.2

2010	23.9

2009	36.3

2008	-34.8

2007	2.8

2006	14.8

2005	12.5

2004	20.2

Upside/Downside Capture Ratios
Periods Ended 6/30/19 (%)
	UPSIDE	DOWNSIDE

10-Year	91	92

From 12/31/78 (Russell 2000 Inception)	89	71

Portfolio Diagnostics

Fund Net Assets	$1,963 million

Number of Holdings	295

Turnover Rate	13%

Average Market Capitalization[1]	$2,248 million

Weighted Average P/E Ratio[2,3]	19.6x

Weighted Average P/B Ratio[2]	2.3x

Active Share[4]	88%

U.S. Investments (% of Net Assets)	85.8%

Non-U.S. Investments (% of Net Assets)	9.5%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 6/30/19).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Pennsylvania Mutual Fund at 6/30/19 for financial reporting purposes, and as a result the net asset values shareholder transactions on that date and the calendar year total returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Semiannual Report to Shareholders | 21

MANAGERS’ DISCUSSION
Royce Premier Fund (RPR)

Chuck Royce Lauren Romeo, CFA Steven McBoyle

FUND PERFORMANCE
Royce Premier Fund stayed ahead of its small-cap benchmark, the Russell 2000 Index, for the year-to-date, one-, three-, 15-, 20-, 25-year, and since inception (12/31/91) periods ended June 30, 2019. The Fund increased 21.7% in the first half of 2019, outperforming the Russell 2000, which gained 17.0% for the same period. In spite of challenges for some cyclical sectors and most value stocks, our quality strategy has performed well over the last few years.

WHAT WORKED... AND WHAT DIDN’T
We were pleased to see all nine of the portfolio’s equity sectors and, perhaps more impressively, each of its 29 industries contribute to positive first-half returns. The Fund’s largest sector weighting at the end of June—Industrials– also made the largest positive impact on first-half performance by a sizable margin. Information Technology and Financials also made notable positive contributions, while Real Estate and Consumer Staples had the smallest positive effect. Machinery (Industrials) and capital markets (Financials), the Fund’s two largest industry weights, contributed most with market-beating returns, while two groups from these same two sectors, industrial conglomerates and insurance, contributed least.
    Fair Isaac was the portfolio’s top contributor at the position level. The company continues to reap the rewards of recent initiatives that have reaccelerated revenue growth in its core, high-margin credit score business, the ubiquitous, industry-standard FICO score. Fair Isaac is also broadening its addressable market, which is aimed at assessing the creditworthiness of borrowers with little or no credit history, while also growing its financial software business. Precision valve maker CIRCOR International benefited from some global recession fears receding with the result that, by mid-May, CIRCOR’s stock price had rallied 47% from the multi-year low with which it began 2019. Its shares then spiked again in May after a takeover offer from a larger engineered industrial products company. Before the end of June, this company raised its equity offer, and we continue to evaluate the situation.
    The Fund’s biggest detractor at the position level was agricultural equipment supplier, Lindsay Corporation, the only one of the portfolio’s 10 machinery holdings to finish the first half in the red. The company faced several challenges, including lower farming incomes that have crimped capital spending and led to ongoing weakness in its core market, excess rainfall and flooding in the Midwest, and tariff and trade war woes. In early July, however, Lindsay noted an uptick in domestic irrigation sales, while recent improvement in key crop prices such as corn have improved agricultural sentiment. In addition, the outlook for international irrigation demand remains favorable. We trimmed our stake slightly in the first half. We did the same with National Instruments, which supplies instrumentation hardware and software products for engineers and scientists. The company posted disappointing first-quarter sales, with broad weakness across much of its global business, including softening demand in Europe. The company is focusing its resources on higher-growth applications benefiting from key technology trends such as 5G and Advanced Driver Assist Systems, but it will take time for these initiatives to manifest in accelerated revenue growth and margin expansion—and we are prepared to be patient.
Industrials was the largest source of relative outperformance in the year-to-date period, with both our overweight and superior stock selection boosting performance. Financials also contributed as alternative asset manager Ares Management gained steadily throughout the first half. A market leader in managing private credit pools, Ares continues to benefit from strong fundraising, as investors favor investments delivering attractive yields in a period with generally low interest rates. The largest source of relative underperformance was the Fund’s cash holdings. The average level of cash in the first half was not high at 3%, but in a period with strong absolute returns, almost any amount is a meaningful drag on performance. The second-biggest relative detractor was Real Estate, where the Fund’s lack of exposure to the equity REIT industry hampered relative results, as this was an index-beating group within the overall small-cap market in the first half.

Top Contributors to Performance Year-to-Date Through 6/30/19 (%)[1]

Fair Isaac	1.55

CIRCOR International	1.40

John Bean Technologies	1.33

Ares Management Cl. A	1.28

Woodward	1.20

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/19 (%)[2]

Lindsay Corporation	-0.41

National Instruments	-0.16

Wolverine World Wide	-0.11

Dorman Products	-0.10

nLIGHT	-0.08

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
With much of the portfolio invested in cyclical sectors, it would not be immune to a further global economic slowdown or recession. However, in the event of a recession we would expect many of these holdings, specifically those in Industrials and Information Technology, to outperform cyclicals in general because of their status as market leaders in global niches as opposed to being one of many players in a highly fragmented commodity business. Many are also asset light companies, such as those in commercial and professional services, and so do not face the same degree of margin contraction if their sales decline. Additionally, several of our cyclical holdings generate a meaningful percentage of their revenues from after-market sales, which tend to be more recurring and thus better at surviving a slowdown or contraction. Finally, valuations for many of our holdings have already discounted some level of concern about the pace of global growth and thus still look reasonably valued.

22 | The Royce Funds 2019 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPRX RPFFX RPFIX RPRCX RPRRX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/19
	JAN-JUN 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)

RPR	21.69	6.28	15.94	6.68	12.47	9.59	10.70	11.41	11.60

Annual Operating Expenses: 1.17%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 6/30/19
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 84% of all 10-year periods; 59% of all 5-year periods; and 64% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	102/121	84%	10.2	7.8

5-year	107/181	59%	10.8	8.8

1-year	146/229	64%	12.2	9.6

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 97 for additional information.

Value of $10,000
Invested on 12/31/91 as of 6/30/19 ($)

Top 10 Positions
% of Net Assets

Air Lease Cl. A	3.3

Kirby Corporation	2.9

John Bean Technologies	2.9

Lincoln Electric Holdings	2.8

Fair Isaac	2.7

Woodward	2.7

Ashmore Group	2.7

Ares Management Cl. A	2.6

Morningstar	2.6

Manhattan Associates	2.5

Portfolio Sector Breakdown
% of Net Assets

Industrials	34.4

Information Technology	18.7

Financials	14.5

Materials	8.8

Consumer Discretionary	5.8

Energy	4.2

Health Care	2.6

Real Estate	1.2

Consumer Staples	1.1

Cash and Cash Equivalents	8.7

Calendar Year Total Returns (%)

YEAR	RPR

2018	-10.4

2017	23.8

2016	23.0

2015	-9.9

2014	-0.9

2013	27.7

2012	11.4

2011	-0.9

2010	26.5

2009	33.3

2008	-28.3

2007	12.7

2006	8.8

2005	17.1

2004	22.8

Upside/Downside Capture Ratios
Periods Ended 6/30/19 (%)
	UPSIDE	DOWNSIDE

10-Year	91	89

From 12/31/91 (Start of Fund’s First Full Quarter)	93	72

Portfolio Diagnostics

Fund Net Assets	$1,864 million

Number of Holdings	56

Turnover Rate	7%

Average Market Capitalization[1]	$3,442 million

Weighted Average P/E Ratio[2,3]	22.4x

Weighted Average P/B Ratio[2]	2.6x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	78.7%

Non-U.S. Investments (% of Net Assets)	12.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 6/30/19).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Premier Fund at 6/30/19 for financial reporting purposes, and as a result the net asset values shareholder transactions on that date and the calendar year total returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Semiannual Report to Shareholders | 23

MANAGER’S DISCUSSION
Royce Small-Cap Value Fund (RVV)

Jay Kaplan, CFA

FUND PERFORMANCE
Royce Small-Cap Value Fund increased 8.9% for the year-to-date period ended June 30, 2019, trailing respective gains of 17.0% and 13.5% for its small-cap benchmarks, the Russell 2000 and Russell 2000 Value Indexes, for the same period.

WHAT WORKED... AND WHAT DIDN’T
Five of the portfolio’s 11 equity sectors finished the year-to-date period in the black. Industrials, Information Technology, and Financials were the strongest contributors, while Materials and Health Care were more muted. Five sectors finished in the red, with Consumer Discretionary making the biggest detraction, followed by much smaller negative impacts from Energy, Communication Services, Consumer Staples, and Real Estate. (Utilities was essentially flat.)
    At the industry level, electronic equipment, instruments & components (Information Technology) was the strongest positive contributor in 2019’s first half. The rising shares of Insight Enterprises, which provides information technology hardware and software for large and small enterprises, helped both this industry and the portfolio as a whole. Investors seemed drawn to its improved margins and earnings, along with its solid outlook for the rest of the year. We took some gains as its stock rose. Machinery (Industrials) was the second-biggest industry contributor, boosted by Meritor, which supplies drivetrain, braking, and other aftermarket solutions for commercial and industrial vehicles. Improved revenues and better-than-expected earnings were driven largely by higher North American truck production. It was the portfolio’s second-largest holding at the end of June.
    Specialty retail (Consumer Discretionary) detracted most at the industry level, due in part to poor performance from Caleres and top-10 holding, Shoe Carnival. Several factors hurt Caleres, such as reduced traffic and same-store sales growth at the firm’s Famous Footwear retailer (which accounts for about half of its profits); near-term margin pressure from having to clear excess inventory at hefty discounts in advance of new, much improved back-to-school styles from Famous Footwear’s largest vendor; and the negative impact that the threatened next round of U.S. tariffs on China-made goods would have on consumer prices and demand. Few retailers were immune from these anxieties, but it seemed to us that the shares of apparel and footwear companies, which also included Shoe Carnival, were among the hardest hit. Ever contrarian and always thinking about the long run, we began to build our stake in Caleres in late June.
    G-III Apparel Group lost most in the textiles, apparel & luxury goods group, the second-biggest industry detractor. Its stock suffered from the same tariff worries that helped hurt Caleres and Shoe Carnival, as well as from poor results in its retail arm. We like that G-III is preparing to move some production out of China. It also maintains a strong wholesale business, powered by popular brands such as DKNY, Donna Karan, and Tommy Hilfiger. ArcBest is a freight and logistics solutions specialist that saw its business stall in the first quarter. Believing in its long-term prospects and thinking that its shares were punished disproportionately by recession fears, we held our position at the end of June.
Relative to the Russell 2000, poor stock picking was the main source of first-half underperformance. Stock selection in Consumer Discretionary hurt most, particularly in specialty retail. Stock selection also hurt in Information Technology, primarily in electronic equipment, instruments & components, and in Industrials, where professional services and road & rail detracted most. Materials was the sole source of first-half outperformance, thanks mostly to savvy stock selection in metals & mining—the only industry in this sector where we had exposure.

Top Contributors to Performance Year-to-Date Through 6/30/19 (%)[1]

Insight Enterprises	0.91

Meritor	0.86

Advanced Energy Industries	0.51

Camden National	0.51

Apogee Enterprises	0.50

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/19 (%)[2]

G-III Apparel Group	-0.62

ArcBest	-0.53

Caleres	-0.39

Tower International	-0.33

Shoe Carnival	-0.32

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
There’s been an ongoing slugfest among investors: in one corner, large-cap indexes have been routinely reaching new highs, the labor market is strong, and the economy is growing; on the opposite side of the ring, small-caps have been lagging large-caps—which seldom happens in a vibrant economy—the yield curve was flat or inverted through much of the first half, and economies outside the U.S. are slowing more quickly and appreciably than our own. So optimism, including the more cautious variety, is facing off against a pessimism that sees recession as imminent. Needless to say, only one of these combatants will be able to claim victory. For our part, we are squarely in the guarded optimism camp. The first half saw widespread concerns over trade tensions, the extended economic cycle, and slowing growth. There was also talk that the Fed would continue to lower rates—possibly later this year—which the market seemed to price in immediately. And while the Fed has historically reduced rates when the economy is slowing, we see growth slowing at a marginal pace—and certainly not contracting, which is the key distinction. Many of our holdings finished June at prices that looked to us like a recession had already been priced in. We have therefore been adding to positions in select cyclical areas such as trucking, trucks and automobile components, and footwear manufactures and retailers. We have not found many new opportunities, however, due to the otherwise mostly elevated state of many small-cap valuations. Recent relative performance challenges notwithstanding, we are comfortable with how we’ve positioned the portfolio in the face of ongoing uncertainty.

24 | The Royce Funds 2019 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVFX RVVHX RVFCX RVVRX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/19
	JAN-JUN 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (6/14/01)

RVV	8.88	-5.64	7.62	1.96	8.76	7.30	8.82

Annual Gross Operating Expenses: 1.53% Annual Net Operating Expenses: 1.49%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 97 for additional information.

Value of $10,000
Invested on 6/14/01 as of 6/30/19 ($)

Top 10 Positions
% of Net Assets

Miller Industries	2.5

Meritor	2.5

Insight Enterprises	2.5

Designer Brands Cl. A	2.2

Allegiant Travel	2.2

Hilton Grand Vacations	2.2

Shoe Carnival	2.1

Camden National	2.0

WSFS Financial	2.0

Kulicke & Soffa Industries	1.9

Portfolio Sector Breakdown
% of Net Assets

Industrials	30.2

Financials	25.0

Information Technology	15.4

Consumer Discretionary	14.8

Energy	2.6

Consumer Staples	1.5

Communication Services	1.2

Health Care	1.0

Real Estate	1.0

Materials	0.5

Cash and Cash Equivalents	6.8

Calendar Year Total Returns (%)

YEAR	RVV

2018	-7.2

2017	5.3

2016	21.1

2015	-11.5

2014	-0.0

2013	27.8

2012	9.6

2011	-7.4

2010	25.0

2009	44.7

2008	-34.2

2007	3.8

2006	16.8

2005	17.2

2004	30.9

Upside/Downside Capture Ratios
Periods Ended 6/30/19 (%)
	UPSIDE	DOWNSIDE

10-Year	74	86

From 6/30/01 (Start of Fund’s First Full Quarter)	96	89

Portfolio Diagnostics

Fund Net Assets	$179 million

Number of Holdings	81

Turnover Rate	38%

Average Market Capitalization[1]	$1,118 million

Weighted Average P/E Ratio[2,3]	12.4x

Weighted Average P/B Ratio[2]	1.7x

Active Share[4]	96%

U.S. Investments (% of Net Assets)	86.6%

Non-U.S. Investments (% of Net Assets)	6.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/19).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Small-Cap Value Fund at 6/30/16 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2020. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Semiannual Report to Shareholders | 25

MANAGER’S DISCUSSION

Royce Smaller-Companies Growth Fund (RVP)

Chip Skinner, CFA

FUND PERFORMANCE
The strength of small-cap growth stocks in the first half was reflected in strong absolute and relative performance for our GARP (“Growth at a Reasonable Price”) strategy. For the year-to-date period ended June 30, 2019, Royce Smaller-Companies Growth Fund gained 21.1%, outpacing the Russell 2000 Index, its small-cap benchmark, which was up 17.0% for the same period. This impressive result also helped the Fund to outperform the small-cap index for the one-, three-year, and since inception (6/14/01) periods ended June 30, 2019.

WHAT WORKED... AND WHAT DIDN’T
Eight of the portfolio’s 10 equity sectors finished the first half of 2019 in the black. The most significant positive contribution by far came from Information Technology, our largest sector and biggest overweight versus the Russell 2000 at the end of June. Health Care and Industrials also made notable positive impacts on performance while Materials and Energy detracted, but only marginally.
    Some of the largest contributions at the industry level came from three groups in Information Technology—software (which led by a wide margin), semiconductors & semiconductor equipment, and electronic equipment, instruments & components. Three groups in Health Care were also sizable contributors—biotechnology, health care equipment & supplies, and life sciences tools & services. They were joined by strong gains from aerospace & defense (Industrials). Only 11 of the Fund’s 44 industries had a negative impact on performance, led by health care technology and pharmaceuticals (both in Health Care), as well as Internet & direct marketing retail (Consumer Discretionary). The remaining eight groups, including electrical equipment (Industrials), insurance (Financials), and personal products (Consumer Staples), detracted at more modest levels.
    The top-contributing position in the first half was Veracyte, a global genomic diagnostics company. In April, the company reported substantial growth in product revenue and genomic volume as well as a positive Medicare coverage decision for its Envisia Genomic Classifier. It was therefore no surprise that its CEO gave a favorable outlook for short- and long-term growth. Paylocity Holding Corporation, another top contributor, makes cloud-based human resources software primarily for smaller businesses’ payroll applications. With its SaaS (software as a service) model and expertise in user-friendly products, the firm continues to take market share in a growing industry primarily by executing more effectively than its larger competitors and newer players. In our view, this gives Paylocity ongoing growth opportunities. It was the portfolio’s top holding at the end of June. KeyW Holding Corporation is an intelligence, cyber and mission IT, and analytics solutions provider that agreed to a buyout offer in April, which led us to begin selling our stake at an attractive gain.
    In March, we initiated a position in the portfolio’s biggest first-half detractor, Waitr Holdings. We proceeded to build our stake as its stock price was cut in half. Waitr runs an on-demand food ordering and delivery business that serves smaller markets in the U.S. A former SPAC—special purpose acquisition company—the firm reported terrific revenue growth in May but also faces competition from more established players such as Door Dash and Uber. We think its beachhead in smaller, underserved markets should help it survive, perhaps as a takeover target. Inogen makes portable oxygen concentrators for people suffering from chronic respiratory conditions. After growing robustly for a number of years, its shares fell sharply after the company significantly lowered its expectations for net income growth, which led us to exit our position.
Relative outperformance in the first half came largely from stock selection, though sector allocation also contributed. Stock picks in Information Technology were the biggest drivers, most notably in the semiconductors & semiconductor equipment and electronic equipment, instruments & components groups. Our significant overweight in software also boosted relative results, as did stock picking in the Communication Services sector. Conversely, our cash position was the largest source of underperformance. With equity returns so strong, even our modest 5.1% average weight was enough to drag relative results. Ineffective stock selection in Materials also hurt in the first half.

Top Contributors to Performance
Year-to-Date Through 6/30/19 (%)[1]

Veracyte	1.41

Paylocity Holding Corporation	1.15

KEYW Holding Corporation	1.09

uniQure	1.09

Quanterix Corporation	1.05

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/19 (%)[2]

Waitr Holdings	-0.37

Inogen	-0.33

Unisys Corporation	-0.29

Evolus	-0.28

Apyx Medical	-0.24

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The risks for stocks remain real, and mostly unchanged from the end of 2018: weakness in China and Europe, the extended economic cycle here in the U.S., and slowing growth. We can add to this list the related item of intensified rhetoric around trade wars and tariffs, which we suspect has done as much to erode confidence as the tariffs themselves. One likely outcome of this, which we’ve already seen in some instances, is decelerating earnings growth and/or downward-trending guidance. Still, we’re reasonably confident that the U.S. economy will continue to grow, however slowly, with the consequence that select small-caps can keep running. We are especially confident in the ongoing long-term prospects for other SaaS holdings such as Everbridge, Avalara, and Coupa Software, as well positions involved in genetic diagnostics and drug discovery. In other areas, we continue to find companies that we believe look capable of ongoing earnings growth on a stock-by-stock basis. While some of these names carried high multiples at the end of June, we think their steady growth makes them worth holding.

26 | The Royce Funds 2019 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVPX RVPHX RVPCX RVPIX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/19
	JAN-JUN 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (6/14/01)

RVP	21.08	-1.53	13.21	6.54	11.09	7.79	10.95

Annual Gross Operating Expenses: 1.52% Annual Net Operating Expenses: 1.49%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 97 for additional information.

Value of $10,000
Invested on 6/14/01 as of 6/30/19 ($)

Top 10 Positions
% of Net Assets

Paylocity Holding Corporation	2.9

Iteris	2.9

GP Strategies	2.1

Quanterix Corporation	2.1

Monro	1.8

Materialise ADR	1.8

Lovesac Company (The)	1.8

TriState Capital Holdings	1.8

Community Healthcare Trust	1.8

Veracyte	1.7

Portfolio Sector Breakdown
% of Net Assets

Information Technology	36.1

Health Care	24.0

Consumer Discretionary	10.1

Industrials	8.6

Financials	7.5

Communication Services	2.8

Real Estate	2.6

Consumer Staples	1.6

Energy	0.9

Cash and Cash Equivalents	5.8

Calendar Year Total Returns (%)

YEAR	RVP

2018	-10.2

2017	17.8

2016	9.4

2015	-1.8

2014	3.9

2013	32.5

2012	15.3

2011	-10.0

2010	19.7

2009	41.4

2008	-41.1

2007	3.2

2006	19.3

2005	13.2

2004	28.2

Upside/Downside Capture Ratios
Periods Ended 6/30/19 (%)
	UPSIDE	DOWNSIDE

10-Year	94	109

From 6/30/01 (Start of Fund’s First Full Quarter)	114	101

Portfolio Diagnostics

Fund Net Assets	$287 million

Number of Holdings	113

Turnover Rate	32%

Average Market Capitalization[1]	$1,429 million

Weighted Average P/B Ratio[2]	3.9x

3-5 Year EPS Growth (est.)[3]	21.7%

Active Share[4]	94%

U.S. Investments (% of Net Assets)	85.9%

Non-U.S. Investments (% of Net Assets)	8.3%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]
The 3-5 Year EPS Growth (est.) is calculated as a simple weighted average of the pre-calculated mean long-term EPS growth rate estimates by brokerage analysts. Long Term Growth (LTG) is the annual EPS growth that the company can sustain over the next 3 or 5 years. Source: Factset

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2020. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Semiannual Report to Shareholders | 27

MANAGERS’ DISCUSSION
Royce Special Equity Fund (RSE)

Charlie Dreifus, CFA Steven McBoyle

FUND PERFORMANCE
Royce Special Equity Fund rose 4.6% for the year-to-date period ended June 30, 2019, trailing its small-cap benchmarks, the Russell 2000 and Russell 2000 Value Indexes, which advanced 17.0% and 13.5%, respectively, over the same period. Much of this underperformance was the result of ineffective stock selection and sector allocation, as investors largely ignored those companies and industries that we like best. Below, we detail how we think this can change.
The more dovish Fed stance that resulted in lower interest rates has not created any real economic benefits, and this has boosted growth stocks. The Fed’s pivot also caused a record drop in volatility. We have on occasion shared information about how the portfolio has underperformed when volatility is low and done better when it is high. Additionally—and likely related to these factors—for the quarter, year-to-date, and one-year periods ended June 30, 2019, investors favored fast-growing companies, which are underrepresented in our portfolio because of our exacting valuation constraints.

WHAT WORKED... AND WHAT DIDN’T
Five of the Fund’s eight equity sectors finished the first half in the black. Information Technology made by far the biggest positive contribution, with Industrials and Consumer Staples following. While its negative impact was comparatively small, Communication Services detracted most, followed by even more modest detractions from Real Estate and Energy. With the market’s strong rebound, the Fund’s cash level again rose during the first half in light of what we saw as elevated valuations throughout much of the asset class.
    Snack food company John B. Sanfilippo & Son was the biggest positive contributor at the position level, followed by Computer Services—which offers bank, payment processing, and related services—and Hubbell Incorporated, which manufactures, designs, and sells electrical and electronic products. Children’s publishing company Scholastic Corporation was the top detractor, followed by supermarket operator Weis Markets, diversified manufacturing company National Presto Industries, and furniture maker Hooker Furniture.
Ineffective stock selection drove underperformance relative to the Russell 2000 in the first half of 2019, though sector allocation also detracted. Consumer Discretionary hurt results most, largely due to poor stock picking in household durables and auto components as well as our larger sector exposure. Industrials also hampered results, largely due to poor stock selection in aerospace & defense. The media group in the Communications Services sector was another notable source of underperformance while the portfolio received a relative advantage from our lack of exposure to Financials, which lagged the Russell 2000 as a whole. Our lack of exposure to Utilities was a second source of outperformance, albeit a very modest one.

Top Contributors to Performance Year-to-Date Through 6/30/19 (%)[1]

John B. Sanfilippo & Son	1.73

Computer Services	1.47

Hubbell Incorporated	1.37

AVX Corporation	0.66

Winnebago Industries	0.59

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/19 (%)[2]

Scholastic Corporation	-0.85

Weis Markets	-0.75

National Presto Industries	-0.57

Hooker Furniture	-0.53

Marcus & Millichap	-0.27

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The state of our economy remains the center of attention. Most forward-looking measures are flashing at least yellow. The lack of inflation clearly remains a major concern for the Fed. The core personal consumption expenditures (PCE) price index—the Fed’s favorite indicator of inflation—is running at 1.5%. The U.S. is not alone; other central banks have remained accommodative with the result that $13 trillion of negative yielding debt is currently outstanding. While virtually all asset classes seem richly priced, lower interest rates could allow them to climb higher until the day of reckoning arrives. Excess liquidity is driving asset prices up again. Volatility has been low, and speculators are betting on this continuing. The current sentiment is similar to January and September of 2018 before market declines—more evidence of the complacency that’s so common these days. We must remember that if the economy experiences a substantial downturn, policymakers are starting from a weaker position in terms of response. They’ve already used rate and tax cuts to little or no avail.
We believe that more fiscal actions, such as infrastructure spending and targeted tax incentives for housing or automobile purchases, are necessary to help the economy grow, make interest rates rise, and push inflation higher. These actions would also have a potentially positive impact on our portfolio. We see two other potential catalysts for higher returns. The first would be if the economy continues its modest growth track. Profit margins would come under pressure as they are already at all-time highs, and most if not all costs that could be removed were removed following the Great Financial Crisis. In this modest growth environment, we would likely see more intra-industry transactions. Our holdings would be prime targets as we believe they offer incremental earnings due to their low valuation, synergistic opportunities to improve earnings, and (unique to our holdings) the ability of the acquirer to use the strength and resources of our holdings to finance their own acquisition. The second would be a move toward tightening regulations regarding the use of non-GAAP earnings. If the Public Companies Accounting Oversight Board (PCAOB) and the SEC were to restrict the use of this pernicious form of reporting and implementation, we believe our portfolio would benefit because investors would seek out non-abusers such as our holdings. (Something similar occurred in 2002 after the Enron episode.) We like what we own and remain optimistic about the future results for the strategy.

28 | The Royce Funds 2019 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/19
	JAN-JUN 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (5/1/98)

RSE	4.59	-5.42	7.47	3.53	9.66	6.89	9.25	8.46

Annual Operating Expenses: 1.18%

[1] Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
20 Years Through 6/30/19
On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 94% of all 10-year periods and 62% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	114/121	94%	0.58	0.41

5-year	113/181	62%	0.65	0.51

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 97 for additional information.

Value of $10,000
Invested on 5/1/98 as of 6/30/19 ($)

Top 10 Positions
% of Net Assets

Meredith Corporation	6.1

Hubbell Incorporated	5.7

John B. Sanfilippo & Son	5.6

Standard Motor Products	5.2

Computer Services	4.9

Scholastic Corporation	4.4

Marcus & Millichap	3.5

National Presto Industries	3.3

AVX Corporation	3.3

Weis Markets	2.9

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	20.0

Industrials	17.9

Information Technology	12.9

Communication Services	10.5

Consumer Staples	8.5

Materials	5.3

Real Estate	3.5

Energy	0.6

Cash and Cash Equivalents	20.8

Calendar Year Total Returns (%)

YEAR	RSE

2018	-9.9

2017	7.9

2016	32.2

2015	-12.4

2014	1.1

2013	29.4

2012	15.4

2011	0.1

2010	19.6

2009	28.4

2008	-19.6

2007	4.7

2006	14.0

2005	-1.0

2004	13.9

Upside/Downside Capture Ratios
Periods Ended 6/30/19 (%)
	UPSIDE	DOWNSIDE

10-Year	73	75

From 6/30/98 (Start of Fund’s First Full Quarter)	71	50

Portfolio Diagnostics

Fund Net Assets	$1,210 million

Number of Holdings	35

Turnover Rate	8%

Average Market Capitalization[1]	$1,207 million

Weighted Average P/E Ratio[2,3]	15.0x

Weighted Average P/B Ratio[2]	1.7x

Active Share[4]	99%

U.S. Investments (% of Net Assets)	76.5%

Non-U.S. Investments (% of Net Assets)	2.7%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 6/30/19).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Semiannual Report to Shareholders | 29

MANAGERS’ DISCUSSION
Royce Total Return Fund (RTR)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
For the year-to-date period ended June 30, 2019, Royce Total Return Fund rose 15.3%, trailing the Russell 2000 Index, which was up 17.0% for the same period. In contrast, Total Return’s historic pattern of delivering better relative returns in difficult periods for stocks was evident in the trailing one-year period, when the Fund advanced 0.4% while the small-cap index declined 3.3%.

WHAT WORKED... AND WHAT DIDN’T
At the end of June, Financials and Industrials were the portfolio’s biggest sectors, accounting for more than half of its total assets. Unsurprisingly, then, they were the top-contributing sectors for 2019’s first half—and by a wide margin, leading 10 of the Fund’s 11 equity sectors that made positive impacts on performance. Only Communication Services detracted from results—and did so marginally—while Consumer Staples and Health Care made the smallest contributions. All three were among our lowest sector weightings at the end of June.
    The industries which made the three biggest positive contributions came from Financials—capital markets, the portfolio’s second-largest industry weighting at the end of June; insurance, its third largest; and banks, its biggest. Following these, four of the next five top-contributing industries were in Industrials—machinery, commercial services & supplies, aerospace & defense, and professional services. We were pleased to see such widespread strength from mostly cyclical areas, many of which did best in the more volatile second quarter, a period that also saw dividend-paying small-caps outpace non-dividend payers, 3.2% versus 1.0%. Detractions at the industry level were modest in comparison and included only eight groups. Specialty retail (Consumer Discretionary), diversified telecommunication services (Communication Services), road & rail (Industrials), and distributors (Consumer Discretionary) detracted most. Their combined effect, however, was decidedly modest.
    Similarly, individual positions that detracted made a comparatively minor impact on performance. Lancaster Colony produces specialty foods and other products for the retail and food service markets. While sales and earnings remained positive in the first half, expectations were for fatter margins and higher earnings. Its shares fell most precipitously in January following the announcement of fiscal second-quarter results. We reduced our stake in the first half. Agricultural equipment supplier Lindsay Corporation was the only one of the portfolio’s 19 machinery holdings to finish the first half in the red. The company faced several challenges, including lower farming incomes that have crimped capital spending and led to ongoing weakness in its core market, excess rainfall and flooding in the Midwest, and tariff and trade war woes. In early July, however, Lindsay noted an uptick in domestic irrigation sales, while recent improvement in key crop prices such as corn have improved agricultural sentiment. We trimmed our stake slightly in the first half.
    The Fund’s top contributor at the position level was Erie Indemnity, a property and casualty insurer with an attractive and uncommon corporate structure. Erie Insurance Exchange, an affiliated policyholder-owned company, issues and owns the policies, while Erie Indemnity provides management services to the Exchange. This gives it little direct liability, so it has low capital requirements and high returns on capital. Erie’s stock advanced steadily through the first half year as the company reported consistent growth and expanding margins. HEICO Corporation, which manufacturers replacement aerospace parts, saw its shares reach higher altitudes in June, after the company reported strong organic sales and expanding margins, boosted by strength in its flight support and electronics segments. These developments led HEICO to raise guidance for the rest of the year.
The Fund lagged its benchmark mostly due to sector allocation, though stock selection was also slightly negative in the first half. Information Technology detracted most as both our underweight and stock selection miscues hampered relative results in this top-performing sector, where dividend-paying companies are scarce in many areas. Our overweight in Consumer Staples, along with some lagging stock selection in the food products industry, detracted from relative returns, though to a lesser degree, as did stock selection in Consumer Discretionary. The largest source of outperformance in the year-to-date period came from Financials and was entirely due to superior stock selection, as overweighting this sector detracted. Health Care also contributed positively—and quite modestly—to relative results.

Top Contributors to Performance Year-to-Date Through 6/30/19 (%)[1]

Erie Indemnity Cl. A	1.49

HEICO Corporation	0.71

Ares Management Cl. A	0.65

ManpowerGroup	0.53

Cohen & Steers	0.34

[1]Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/19 (%)[2]

Lancaster Colony	-0.15

Lindsay Corporation	-0.13

ATN International	-0.12

ArcBest	-0.11

Caleres	-0.10

[2]Net of dividends

CURRENT POSITIONING AND OUTLOOK
Markets are very good at surprising most investors. Today, given widespread concerns about slowing growth, increasing trade tensions, and the extended economic cycle, the most surprising outcome might be a rally. We see four favorable factors in the current market environment—low inflation, modest valuations, moderate growth, and increasing liquidity. When taken together, we see these factors as painting an attractive picture for small-cap investors. With so much attention on negative macro issues, we think investors may be missing this positive picture. We see highly promising select opportunities in dividend-paying small-cap cyclicals, particularly in Financials, Industrials, and Materials.

30 | The Royce Funds 2019 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/19
	JAN-JUN 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RTR	15.32	0.36	9.95	5.74	11.83	7.72	9.06	10.40

Annual Operating Expenses: 1.20%

[1]Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
20 Years Through 6/30/19
On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 93% of all 10-year periods and 81% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	112/121	93%	0.49	0.41

5-year	147/181	81%	0.64	0.51

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 97 for additional information.

Value of $10,000
Invested on 12/15/93 as of 6/30/19 ($)

Top 10 Positions
% of Net Assets

Erie Indemnity Cl. A	2.8

Quaker Chemical	1.9

First Citizens BancShares Cl. A	1.7

Ares Management Cl. A	1.7

HEICO Corporation	1.6

E-L Financial	1.5

Bank of Hawaii	1.3

Hubbell Incorporated	1.3

BOK Financial	1.3

Meredith Corporation	1.2

Portfolio Sector Breakdown
% of Net Assets

Financials	34.5

Industrials	25.9

Materials	10.4

Consumer Discretionary	6.2

Information Technology	5.4

Consumer Staples	3.9

Energy	3.7

Utilities	3.1

Communication Services	2.4

Health Care	1.3

Real Estate	1.2

Corporate Bonds	0.3

Cash and Cash Equivalents	1.7

Calendar Year Total Returns (%)

YEAR	RTR

2018	-12.5

2017	13.7

2016	25.9

2015	-7.2

2014	1.3

2013	32.8

2012	14.4

2011	-1.7

2010	23.5

2009	26.2

2008	-31.2

2007	2.4

2006	14.5

2005	8.2

2004	17.5

Upside/Downside Capture Ratios
Periods Ended 6/30/19 (%)
	UPSIDE	DOWNSIDE

10-Year	82	75

From 12/31/93 (Start of Fund’s First Full Quarter)	81	57

Portfolio Diagnostics

Fund Net Assets	$1,558 million

Number of Holdings	241

Turnover Rate	7%

Average Market Capitalization[1]	$2,139 million

Weighted Average P/E Ratio[2,3]	17.2x

Weighted Average P/B Ratio[2]	1.9x

Active Share[4]	91%

U.S. Investments (% of Net Assets)	84.2%

Non-U.S. Investments (% of Net Assets)	14.1%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/19).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Total Return Fund at 6/30/17 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Semiannual Report to Shareholders | 31

Schedules of Investments

Royce Dividend Value Fund
Common Stocks – 98.8%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 7.3%
AUTO COMPONENTS - 1.3%
Gentex Corporation	12,196	$300,143
Nokian Renkaat	35,600	1,111,602

		1,411,745

HOTELS, RESTAURANTS & LEISURE - 0.1%
Cheesecake Factory	2,329	101,824

HOUSEHOLD DURABLES - 1.5%
Hunter Douglas	20,000	1,396,359
La-Z-Boy	8,415	258,004

		1,654,363

SPECIALTY RETAIL - 3.7%
American Eagle Outfitters	43,231	730,604
Caleres	53,778	1,071,258
Designer Brands Cl. A	59,215	1,135,151
USS	56,000	1,102,704

		4,039,717

TEXTILES, APPAREL & LUXURY GOODS - 0.7%
HUGO BOSS	9,800	651,900
Steven Madden	2,978	101,103

		753,003

Total (Cost $6,384,322)		7,960,652

CONSUMER STAPLES – 0.4%
FOOD & STAPLES RETAILING - 0.4%
FamilyMart UNY Holdings	19,200	458,029

Total (Cost $179,751)		458,029

ENERGY – 6.2%
ENERGY EQUIPMENT & SERVICES - 3.2%
Helmerich & Payne	29,504	1,493,492
TGS-NOPEC Geophysical	72,700	2,038,561

		3,532,053

OIL, GAS & CONSUMABLE FUELS - 3.0%
†Alliance Resource Partners L.P.	25,464	432,379
Cimarex Energy	17,300	1,026,409
Gaztransport Et Technigaz	18,200	1,824,284

		3,283,072

Total (Cost $6,309,149)		6,815,125

FINANCIALS – 28.2%
BANKS - 2.2%
Bank of Georgia Group	39,500	751,442
BOK Financial	17,114	1,291,765
City Holding Company	4,289	327,079

		2,370,286

CAPITAL MARKETS - 22.2%
Ashmore Group	367,200	2,375,928
AURELIUS Equity Opportunities	7,200	341,894
B3-Brasil, Bolsa, Balcao	220,000	2,146,174
Bolsa Mexicana de Valores	987,300	1,863,107
Carlyle Group L.P.	97,800	2,211,258
Coronation Fund Managers	153,700	487,780
Federated Investors Cl. B	33,200	1,079,000
Houlihan Lokey Cl. A	2,334	103,933
Jupiter Fund Management	225,700	1,211,001
KKR & Co. Cl. A	132,500	3,348,275
Lazard Cl. A	23,700	815,043
Moelis & Company Cl. A	21,059	736,012
Northern Trust	18,600	1,674,000
SEI Investments	37,900	2,126,190
Sprott	588,600	1,514,705
State Street	18,600	1,042,716
Value Partners Group	1,818,100	1,212,579

		24,289,595

DIVERSIFIED FINANCIAL SERVICES - 1.0%
Jefferies Financial Group	59,700	1,148,031

INSURANCE - 0.9%
Reinsurance Group of America	6,305	983,769

THRIFTS & MORTGAGE FINANCE - 1.9%
Genworth MI Canada	33,348	1,055,280
WSFS Financial	25,901	1,069,711

		2,124,991

Total (Cost $21,412,960)		30,916,672

HEALTH CARE – 2.2%
HEALTH CARE PROVIDERS & SERVICES - 0.1%
Ensign Group (The)	2,151	122,435

PHARMACEUTICALS - 2.1%
Recordati	39,100	1,629,926
Santen Pharmaceutical	41,600	688,735

		2,318,661

Total (Cost $608,345)		2,441,096

INDUSTRIALS – 29.3%
AEROSPACE & DEFENSE - 4.3%
HEICO Corporation Cl. A	45,420	4,695,065

AIRLINES - 2.0%
Allegiant Travel	7,371	1,057,739
Hawaiian Holdings	40,156	1,101,479

		2,159,218

BUILDING PRODUCTS - 1.6%
Apogee Enterprises	5,400	234,576
Geberit	800	373,694
TOTO	29,600	1,168,186

		1,776,456

COMMERCIAL SERVICES & SUPPLIES - 0.5%
Herman Miller	11,276	504,037

CONSTRUCTION & ENGINEERING - 0.1%
Comfort Systems USA	2,092	106,671

ELECTRICAL EQUIPMENT - 1.7%
EnerSys	3,256	223,036
Hubbell Incorporated	12,700	1,656,080

		1,879,116

MACHINERY - 12.3%
Alamo Group	1,088	108,724
Federal Signal	3,929	105,100
Graco	50,400	2,529,072
IDEX Corporation	17,100	2,943,594
Lincoln Electric Holdings	10,550	868,476
Lindsay Corporation	21,400	1,759,294
Pfeiffer Vacuum Technology	9,600	1,408,185
Spirax-Sarco Engineering	21,900	2,554,522
Wabash National	71,392	1,161,548

		13,438,515

MARINE - 1.4%
Clarkson	48,600	1,549,160

PROFESSIONAL SERVICES - 2.5%
Korn Ferry	8,001	320,600
ManpowerGroup	22,600	2,183,160

32 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Royce Dividend Value Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
PROFESSIONAL SERVICES (continued)
Robert Half International	3,994	$227,698

		2,731,458

ROAD & RAIL - 0.9%
Old Dominion Freight Line	700	104,482
Werner Enterprises	29,343	911,981

		1,016,463

TRADING COMPANIES & DISTRIBUTORS - 2.0%
Applied Industrial Technologies	36,500	2,245,845

Total (Cost $15,579,109)		32,102,004

INFORMATION TECHNOLOGY – 9.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.2%
Benchmark Electronics	4,268	107,212
FLIR Systems	65,800	3,559,780
Methode Electronics	32,838	938,182
Vishay Intertechnology	66,917	1,105,469

		5,710,643

IT SERVICES - 2.4%
KBR	106,200	2,648,628

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
MKS Instruments	12,622	983,128

SOFTWARE - 0.5%
SimCorp	5,600	541,730

Total (Cost $7,084,123)		9,884,129

MATERIALS – 14.3%
CHEMICALS - 3.1%
Quaker Chemical	16,400	3,327,232

CONTAINERS & PACKAGING - 3.5%
AptarGroup	29,500	3,668,030
Greif Cl. A	6,300	205,065

		3,873,095

METALS & MINING - 7.7%
Franco-Nevada	26,400	2,240,832
Reliance Steel & Aluminum	28,300	2,677,746
Royal Gold	15,500	1,588,595
Worthington Industries	46,800	1,884,168

		8,391,341

Total (Cost $6,412,041)		15,591,668

REAL ESTATE – 0.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
Relo Group	18,400	463,008

Total (Cost $85,795)		463,008

UTILITIES – 1.5%
WATER UTILITIES - 1.5%
Aqua America	39,800	1,646,526

Total (Cost $953,083)		1,646,526

TOTAL COMMON STOCKS

(Cost $65,008,678)		108,278,909

REPURCHASE AGREEMENT – 1.2%
Fixed Income Clearing Corporation, 0.50% dated 6/28/19, due 7/1/19, maturity value $1,286,054 (collateralized by obligations of various U.S. Government Agencies, 1.75% due 5/31/22, valued at $1,312,112)

(Cost $1,286,000)		1,286,000

TOTAL INVESTMENTS – 100.0%

(Cost $66,294,678)		109,564,909

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%		(20,635)

NET ASSETS – 100.0%		$109,544,274

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 33

Schedules of Investments

Royce Global Financial Services Fund
Common Stocks – 96.8%
	SHARES	VALUE

BANKS - 18.8%
BOK Financial	10,450	$788,766
Bryn Mawr Bank	10,000	373,200
†Cadence Bancorporation Cl. A	15,887	330,450
Canadian Western Bank	14,000	319,331
Capital City Bank Group	25,481	633,203
Chemung Financial	14,512	701,510
County Bancorp	15,895	271,645
First Citizens BancShares Cl. A	2,538	1,142,785
First Republic Bank	6,498	634,530
Live Oak Bancshares	22,500	385,875
Popular	23,465	1,272,742
TriState Capital Holdings [1]	11,600	247,544
Umpqua Holdings	17,400	288,666

Total (Cost $5,394,543)		7,390,247

CAPITAL MARKETS - 48.6%
Ares Management Cl. A	38,950	1,019,321
Ashmore Group	157,000	1,015,852
Associated Capital Group Cl. A	7,000	261,800
B3-Brasil, Bolsa, Balcao	61,000	595,075
Bolsa Mexicana de Valores	174,000	328,351
Canaccord Genuity Group	133,000	609,370
Carlyle Group L.P.	33,400	755,174
Charles Schwab	8,400	337,596
Coronation Fund Managers	61,200	194,224
CRISIL	14,000	298,345
Edelweiss Financial Services	155,000	381,956
Egyptian Financial Group-Hermes
Holding Company	307,987	317,303
GMP Capital	108,000	187,209
Great Elm Capital Group [1]	115,545	496,843
Hamilton Lane Cl. A	11,500	656,190
Hellenic Exchanges - Athens Stock Exchange	50,000	278,590
Intermediate Capital Group	39,111	685,929
INTL FCStone [1]	12,870	509,523
IOOF Holdings	55,000	199,628
JSE	51,000	506,922
Jupiter Fund Management	106,900	573,576
KKR & Co. Cl. A	23,900	603,953
MarketAxess Holdings	4,370	1,404,605
Northern Trust	3,770	339,300
NZX	580,000	436,401
Rothschild & Co	27,700	897,684
SEI Investments	7,950	445,995
Silvercrest Asset Management Group Cl. A	41,600	583,648
Sprott	500,000	1,286,702
TD Ameritrade Holding Corporation	8,680	433,306
U.S. Global Investors Cl. A	183,900	332,859
Value Partners Group	772,000	514,884
Virtu Financial Cl. A	47,400	1,032,372
Warsaw Stock Exchange	19,000	218,566
Westaim Corporation [1]	105,000	212,478
WisdomTree Investments	27,100	167,207

Total (Cost $13,618,140)		19,118,737

CONSUMER FINANCE - 0.5%
Currency Exchange International [1]	13,000	218,495

Total (Cost $268,728)		218,495

DIVERSIFIED FINANCIAL SERVICES - 1.4%
ECN Capital	75,000	241,686
Onex Corporation	5,000	301,592

Total (Cost $570,788)		543,278

HOTELS, RESTAURANTS & LEISURE - 0.8%
Thomas Cook (India)	94,000	330,775

Total (Cost $270,518)		330,775

INSURANCE - 6.6%
E-L Financial	1,820	1,035,394
First American Financial	3,900	209,430
MBIA [1]	95,300	887,243
National Western Life Group Cl. A	1,782	457,974

Total (Cost $2,362,021)		2,590,041

IT SERVICES - 1.8%
Cass Information Systems	5,016	243,175
PayPal Holdings [1]	4,054	464,021

Total (Cost $357,571)		707,196

METALS & MINING - 3.5%
Franco-Nevada	16,500	1,400,520

Total (Cost $900,426)		1,400,520

PROFESSIONAL SERVICES - 2.5%
IHS Markit [1]	11,900	758,268
People Corporation [1]	35,000	216,487

Total (Cost $412,944)		974,755

REAL ESTATE MANAGEMENT & DEVELOPMENT - 7.4%
Altus Group	32,000	783,658
FirstService Corporation	12,600	1,208,592
FRP Holdings [1]	7,957	443,762
RMR Group (The) Cl. A	10,000	469,800

Total (Cost $1,804,823)		2,905,812

SOFTWARE - 2.9%
Benefitfocus [1]	10,600	287,790
Bottomline Technologies [1]	9,800	433,552
Envestnet [1]	6,000	410,220

Total (Cost $836,700)		1,131,562

TRADING COMPANIES & DISTRIBUTORS - 2.0%
Air Lease Cl. A	19,500	806,130

Total (Cost $854,965)		806,130

TOTAL COMMON STOCKS

(Cost $27,652,167)		38,117,548

REPURCHASE AGREEMENT – 3.2%
Fixed Income Clearing Corporation, 0.50% dated 6/28/19, due 7/1/19, maturity value $1,238,052 (collateralized by obligations of various U.S. Government Agencies, 1.75% due 5/31/22, valued at $1,267,039)

(Cost $1,238,000)		1,238,000

TOTAL INVESTMENTS – 100.0%

(Cost $28,890,167)		39,355,548

CASH AND OTHER ASSETS LESS LIABILITIES – 0.0%		15,710

NET ASSETS – 100.0%		$39,371,258

34 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Royce International Premier Fund
Common Stocks – 94.1%
	SHARES	VALUE

AUSTRALIA – 8.7%
Bravura Solutions	2,830,000	$9,655,855
Cochlear	72,500	10,527,871
Hansen Technologies	4,750,000	13,105,518
IPH	1,900,000	9,950,857
Technology One	1,740,000	9,625,948

Total (Cost $40,603,148)		52,866,049

BRAZIL – 4.4%
OdontoPrev	2,642,950	12,567,941
TOTVS	1,203,000	13,775,156

Total (Cost $20,369,113)		26,343,097

CANADA – 5.9%
Altus Group	518,000	12,685,472
Computer Modelling Group	2,300,000	12,786,072
Morneau Shepell	462,000	10,432,087

Total (Cost $34,165,490)		35,903,631

CHINA – 1.8%
TravelSky Technology	5,525,000	11,104,177

Total (Cost $13,059,271)		11,104,177

DENMARK – 1.7%
SimCorp	104,000	10,060,709

Total (Cost $7,490,349)		10,060,709

FRANCE – 4.7%
Lectra	377,000	9,666,886
Neurones	346,300	8,623,734
Thermador Groupe	158,590	10,315,031

Total (Cost $27,187,026)		28,605,651

GERMANY – 5.2%
Amadeus Fire	81,154	11,055,171
Carl Zeiss Meditec	103,000	10,160,274
†Norma Group	250,000	10,358,983

Total (Cost $26,670,889)		31,574,428

INDIA – 1.9%
AIA Engineering [1]	390,000	10,147,260
†Cyient	149,000	1,167,997

Total (Cost $10,533,503)		11,315,257

ITALY – 1.8%
DiaSorin	94,000	10,913,205

Total (Cost $8,022,158)		10,913,205

JAPAN – 18.1%
As One	135,000	11,206,697
Benefit One	625,000	10,770,765
Cosel	1,100,000	11,722,859
Daifuku	287,000	16,104,902
EPS Holdings	94,900	1,471,713
Medikit	104,800	5,754,450
Meitec Corporation	340,000	17,439,132
NSD	400,000	11,556,833
Relo Group	370,000	9,310,485
TKC Corporation	320,400	14,175,282

Total (Cost $96,258,252)		109,513,118

NETHERLANDS – 5.5%
IMCD	198,000	18,146,754
Intertrust	725,000	14,979,305

Total (Cost $28,360,385)		33,126,059

NEW ZEALAND – 1.6%
Fisher & Paykel Healthcare	950,000	9,866,728

Total (Cost $8,116,335)		9,866,728

NORWAY – 2.0%
TGS-NOPEC Geophysical	440,000	12,337,919

Total (Cost $12,117,915)		12,337,919

SINGAPORE – 1.8%
XP Power	377,000	10,580,837

Total (Cost $11,526,418)		10,580,837

SWEDEN – 8.5%
Bravida Holding	1,270,000	11,255,580
Hexpol	1,970,000	16,048,685
Lagercrantz Group	700,000	9,995,531
Loomis Cl. B	415,000	14,265,115

Total (Cost $47,936,674)		51,564,911

SWITZERLAND – 8.8%
Kardex	70,000	12,218,808
LEM Holding	7,500	10,540,873
Partners Group Holding	21,500	16,892,542
VZ Holding	50,000	13,701,086

Total (Cost $45,450,075)		53,353,309

UNITED KINGDOM – 11.7%
Ashmore Group	1,845,000	11,937,873
Consort Medical	600,000	6,476,741
Croda International	195,000	12,679,174
†Restore	1,745,000	8,864,246
Spirax-Sarco Engineering	125,000	14,580,606
Victrex	595,000	16,351,613

Total (Cost $64,740,401)		70,890,253

TOTAL COMMON STOCKS

(Cost $502,607,402)		569,919,338

PREFERRED STOCK – 2.1%
GERMANY – 2.1%
FUCHS PETROLUB	330,000	12,975,905

(Cost $14,481,005)		12,975,905

REPURCHASE AGREEMENT – 4.9%
Fixed Income Clearing Corporation, 0.50% dated 6/28/19, due 7/1/19, maturity value
$29,374,224 (collateralized by obligations of various U.S. Government Agencies, 1.75%
due 5/31/22, valued at $29,963,223)

(Cost $29,373,000)		29,373,000

TOTAL INVESTMENTS – 101.1%

(Cost $546,461,407)		612,268,243

LIABILITIES LESS CASH AND OTHER ASSETS – (1.1)%		(6,735,690)

NET ASSETS – 100.0%		$605,532,553

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 35

Schedules of Investments

Royce Low-Priced Stock Fund
Common Stocks – 92.5%
	SHARES	VALUE

COMMUNICATION SERVICES – 2.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
ORBCOMM [1]	214,500	$1,555,125

ENTERTAINMENT - 0.6%
Gaia Cl. A [1]	166,500	1,262,070

INTERACTIVE MEDIA & SERVICES - 1.0%
QuinStreet [1]	137,042	2,172,116

MEDIA - 0.5%
Marchex Cl. B [1]	232,700	1,093,690

Total (Cost $5,356,450)		6,083,001

CONSUMER DISCRETIONARY – 13.5%
AUTO COMPONENTS - 4.4%
Fox Factory Holding [1,2]	28,800	2,376,288
Modine Manufacturing [1]	183,900	2,631,609
Stoneridge [1]	122,500	3,864,875
Unique Fabricating [1]	216,141	585,742

		9,458,514

HOTELS, RESTAURANTS & LEISURE - 3.5%
Century Casinos [1]	368,300	3,572,510
Lindblad Expeditions Holdings [1]	114,000	2,046,300
Red Lion Hotels [1,2]	265,400	1,886,994

		7,505,804

HOUSEHOLD DURABLES - 0.9%
Lovesac Company (The) [1,2]	61,100	1,898,377

INTERNET & DIRECT MARKETING RETAIL - 1.2%
Rubicon Project (The) [1]	388,500	2,470,860

LEISURE PRODUCTS - 0.7%
MasterCraft Boat Holdings [1]	76,700	1,502,553

SPECIALTY RETAIL - 2.1%
Buckle (The)	62,675	1,084,904
Designer Brands Cl. A	85,400	1,637,118
Shoe Carnival	63,100	1,741,560

		4,463,582

TEXTILES, APPAREL & LUXURY GOODS - 0.7%
Vera Bradley [1,2]	130,200	1,562,400

Total (Cost $21,666,301)		28,862,090

CONSUMER STAPLES – 1.1%
BEVERAGES - 0.7%
Primo Water [1,2]	124,500	1,531,350

FOOD PRODUCTS - 0.4%
Farmer Bros. [1]	54,739	896,077

Total (Cost $3,391,478)		2,427,427

ENERGY – 4.9%
ENERGY EQUIPMENT & SERVICES - 4.1%
Gulf Island Fabrication [1]	51,375	364,763
Natural Gas Services Group [1]	90,800	1,498,200
Newpark Resources [1]	276,800	2,053,856
Pason Systems	70,250	1,018,170
Profire Energy [1]	684,920	1,034,229
TGS-NOPEC Geophysical	52,000	1,458,118
Total Energy Services	215,500	1,359,268

		8,786,604

OIL, GAS & CONSUMABLE FUELS - 0.8%
Ardmore Shipping [1]	194,600	1,585,990

Total (Cost $9,412,206)		10,372,594

FINANCIALS – 11.6%
BANKS - 4.1%
Allegiance Bancshares [1,2]	45,200	1,506,968
BayCom Corporation [1]	62,000	1,357,800
County Bancorp	17,300	295,657
HarborOne Bancorp [1]	97,600	1,828,048
Investar Holding	73,000	1,741,050
TriState Capital Holdings [1]	90,700	1,935,538
†Two River Bancorp	14,700	211,092

		8,876,153

CAPITAL MARKETS - 4.9%
B. Riley Financial	109,400	2,282,084
†Canaccord Genuity Group	295,600	1,354,358
Hamilton Lane Cl. A	34,488	1,967,885
Silvercrest Asset Management Group Cl. A	164,300	2,305,129
Sprott	971,000	2,498,775

		10,408,231

INSURANCE - 0.5%
Health Insurance Innovations Cl. A [1,2]	40,000	1,036,800

THRIFTS & MORTGAGE FINANCE - 2.1%
Meridian Bancorp	23,400	418,626
PCSB Financial	114,600	2,320,650
Western New England Bancorp	187,800	1,754,052

		4,493,328

Total (Cost $24,219,823)		24,814,512

HEALTH CARE – 11.7%
BIOTECHNOLOGY - 2.7%
Heron Therapeutics [1]	70,000	1,301,300
Progenics Pharmaceuticals [1]	310,074	1,913,156
Zealand Pharma [1]	119,400	2,595,672

		5,810,128

HEALTH CARE EQUIPMENT & SUPPLIES - 4.2%
†Apyx Medical [1,2]	28,200	189,504
AtriCure [1]	83,100	2,479,704
CryoLife [1]	82,700	2,475,211
OrthoPediatrics Corporation [1,2]	59,100	2,304,900
Surmodics [1]	36,600	1,580,022

		9,029,341

HEALTH CARE TECHNOLOGY - 0.2%
†HTG Molecular Diagnostics [1,2]	197,900	328,514

LIFE SCIENCES TOOLS & SERVICES - 3.1%
Harvard Bioscience [1]	562,400	1,124,800
NeoGenomics [1]	117,300	2,573,562
Quanterix Corporation [1]	87,300	2,949,867

		6,648,229

PHARMACEUTICALS - 1.5%
Axsome Therapeutics [1]	114,700	2,953,525
Paratek Pharmaceuticals [1]	46,100	183,939

		3,137,464

Total (Cost $15,653,470)		24,953,676

INDUSTRIALS – 20.1%
AEROSPACE & DEFENSE - 2.1%
CPI Aerostructures [1]	246,766	2,075,302
Kratos Defense & Security Solutions [1]	105,700	2,419,473

		4,494,775

COMMERCIAL SERVICES & SUPPLIES - 0.7%
Heritage-Crystal Clean [1]	60,000	1,578,600

CONSTRUCTION & ENGINEERING - 4.4%
Ameresco Cl. A [1]	199,500	2,938,635

36 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
CONSTRUCTION & ENGINEERING (continued)
Construction Partners Cl. A [1]	104,700	$1,572,594
IES Holdings [1]	89,800	1,692,730
Northwest Pipe [1]	122,000	3,145,160

		9,349,119

ELECTRICAL EQUIPMENT - 0.6%
American Superconductor [1]	39,400	365,632
Power Solutions International [1,3]	99,900	969,030

		1,334,662

INDUSTRIAL CONGLOMERATES - 0.8%
Raven Industries	45,300	1,625,364

MACHINERY - 7.3%
ASV Holdings [1]	146,390	1,002,771
Graham Corporation	126,900	2,564,649
Kornit Digital [1,2]	88,900	2,814,574
Luxfer Holdings	68,900	1,689,428
Lydall [1]	54,000	1,090,800
Porvair	344,400	2,545,497
Spartan Motors	139,100	1,524,536
Wabash National	140,500	2,285,935

		15,518,190

MARINE - 0.9%
Clarkson	60,931	1,942,220

PROFESSIONAL SERVICES - 3.3%
GP Strategies [1]	122,500	1,847,300
Heidrick & Struggles International	36,640	1,098,101
Kforce	53,674	1,883,421
Resources Connection	144,700	2,316,647

		7,145,469

Total (Cost $29,628,511)		42,988,399

INFORMATION TECHNOLOGY – 23.9%
COMMUNICATIONS EQUIPMENT - 1.6%
Digi International [1]	139,200	1,765,056
Harmonic [1]	282,400	1,567,320

		3,332,376

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.1%
Fabrinet [1]	36,200	1,798,054
LightPath Technologies Cl. A [1]	890,384	810,249
nLIGHT [1]	84,300	1,618,560
Novanta [1]	22,500	2,121,750
PC Connection	60,800	2,126,784
Vishay Precision Group [1]	59,900	2,433,737

		10,909,134

IT SERVICES - 1.1%
Carbonite [1]	92,200	2,400,888

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 13.6%
Adesto Technologies [1,2]	197,400	1,608,810
Aehr Test Systems [1,2]	590,400	974,160
AXT [1]	237,200	939,312
Brooks Automation	66,582	2,580,053
†Camtek	49,800	420,810
Cirrus Logic [1]	31,600	1,380,920
Cohu	89,900	1,387,157
CyberOptics Corporation [1]	58,700	952,701
FormFactor [1]	191,500	3,000,805
†Ichor Holdings [1]	56,700	1,340,388
Inphi Corporation [1]	48,400	2,424,840
NeoPhotonics Corporation [1]	171,400	716,452
Nova Measuring Instruments [1,2]	86,300	2,208,417
PDF Solutions [1]	123,200	1,616,384
Photronics [1]	270,000	2,214,000
Rudolph Technologies [1]	100,500	2,776,815
Ultra Clean Holdings [1]	182,500	2,540,400

		29,082,424

SOFTWARE - 2.5%
Agilysys [1]	121,000	2,597,870
QAD Cl. A	66,513	2,674,488

		5,272,358

Total (Cost $38,167,373)		50,997,180

MATERIALS – 2.3%
CHEMICALS - 0.8%
Trecora Resources [1]	168,401	1,611,598

METALS & MINING - 1.5%
Ferroglobe (Warranty Insurance Trust) [1,4]	205,763	0
Major Drilling Group International [1]	468,500	1,513,310
Superior Gold [1]	532,000	292,497
Universal Stainless & Alloy Products [1,2]	86,200	1,379,200

		3,185,007

Total (Cost $6,533,044)		4,796,605

REAL ESTATE – 0.5%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5%
†Postal RealtyTrust Cl. A	72,600	1,143,450

Total (Cost $1,206,970)		1,143,450

TOTAL COMMON STOCKS

(Cost $155,235,626)		197,438,934

REPURCHASE AGREEMENT – 6.8%
Fixed Income Clearing Corporation, 0.50% dated 6/28/19, due 7/1/19, maturity value
$14,612,609 (collateralized by obligations of various U.S. Government Agencies, 1.75%
due 5/31/22, valued at $14,908,995)

(Cost $14,612,000)		14,612,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.8%
Money Market Funds
Federated Government Obligations Fund (7 day yield-2.2655%)

(Cost $1,601,437)		1,601,437

TOTAL INVESTMENTS – 100.1%

(Cost $171,449,063)		213,652,371

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(274,765)

NET ASSETS – 100.0%		$213,377,606

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 37

Schedules of Investments

Royce Micro-Cap Fund
Common Stocks – 97.6%
	SHARES	VALUE

COMMUNICATION SERVICES – 2.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
ORBCOMM [1]	115,300	$835,925

ENTERTAINMENT - 0.6%
Gaia Cl. A [1]	102,900	779,982

INTERACTIVE MEDIA & SERVICES - 1.0%
QuinStreet [1]	83,904	1,329,878

MEDIA - 0.4%
Marchex Cl. B [1]	111,500	524,050

Total (Cost $2,784,817)		3,469,835

CONSUMER DISCRETIONARY – 10.4%
AUTO COMPONENTS - 2.6%
Fox Factory Holding [1]	14,800	1,221,148
Stoneridge [1]	58,600	1,848,830
Unique Fabricating [1]	172,900	468,559

		3,538,537

HOTELS, RESTAURANTS & LEISURE - 2.5%
Century Casinos [1]	121,800	1,181,460
Lindblad Expeditions Holdings [1]	62,500	1,121,875
Red Lion Hotels [1,2]	152,300	1,082,853

		3,386,188

HOUSEHOLD DURABLES - 1.5%
Cavco Industries [1]	5,210	820,783
Lovesac Company (The) [1]	37,200	1,155,804

		1,976,587

LEISURE PRODUCTS - 0.8%
MasterCraft Boat Holdings [1]	55,500	1,087,245

SPECIALTY RETAIL - 1.8%
Citi Trends	48,724	712,345
Haverty Furniture	48,500	825,955
Shoe Carnival	35,111	969,064

		2,507,364

TEXTILES, APPAREL & LUXURY GOODS - 1.2%
Culp	31,474	598,006
Vera Bradley [1]	87,600	1,051,200

		1,649,206

Total (Cost $10,472,257)		14,145,127

CONSUMER STAPLES – 2.0%
BEVERAGES - 0.6%
Primo Water [1,2]	70,600	868,380

FOOD PRODUCTS - 1.4%
Farmer Bros. [1]	44,500	728,465
John B. Sanfilippo & Son	14,100	1,123,629

		1,852,094

Total (Cost $2,881,726)		2,720,474

ENERGY – 4.3%
ENERGY EQUIPMENT & SERVICES - 3.6%
Gulf Island Fabrication [1]	96,518	685,278
Independence Contract Drilling [1]	305,386	482,510
Natural Gas Services Group [1]	56,187	927,085
Newpark Resources [1]	157,200	1,166,424
Profire Energy [1]	485,812	733,576
Total Energy Services	131,900	831,961

		4,826,834

OIL, GAS & CONSUMABLE FUELS - 0.7%
Ardmore Shipping [1]	125,275	1,020,991

Total (Cost $6,409,912)		5,847,825

FINANCIALS – 14.2%
BANKS - 6.5%
Allegiance Bancshares [1]	29,700	990,198
BayCom Corporation [1]	41,900	917,610
Caribbean Investment Holdings [1]	1,858,138	377,559
County Bancorp	54,200	926,278
HarborOne Bancorp [1]	61,500	1,151,895
HomeTrust Bancshares	45,500	1,143,870
Investar Holding	47,600	1,135,260
Midway Investments [1,4]	1,858,170	0
TriState Capital Holdings [1]	52,757	1,125,834
Two River Bancorp	71,100	1,020,996

		8,789,500

CAPITAL MARKETS - 3.7%
B. Riley Financial	68,400	1,426,824
Canaccord Genuity Group	252,000	1,154,595
INTL FCStone [1,2]	12,000	475,080
Silvercrest Asset Management Group Cl. A	84,700	1,188,341
Westwood Holdings Group	22,572	794,535

		5,039,375

DIVERSIFIED FINANCIAL SERVICES - 0.6%
Waterloo Investment Holdings [1,4]	2,760,000	828,000

INSURANCE - 0.6%
Health Insurance Innovations Cl. A [1,2]	27,800	720,576

THRIFTS & MORTGAGE FINANCE - 2.8%
Meridian Bancorp	15,800	282,662
PCSB Financial	56,700	1,148,175
Territorial Bancorp	40,800	1,260,720
Western New England Bancorp	119,300	1,114,262

		3,805,819

Total (Cost $17,960,413)		19,183,270

HEALTH CARE – 12.5%
BIOTECHNOLOGY - 3.0%
BioSpecifics Technologies [1,2]	20,300	1,212,113
Dynavax Technologies [1]	64,000	255,360
Progenics Pharmaceuticals [1]	205,900	1,270,403
Zealand Pharma [1]	62,700	1,363,054

		4,100,930

HEALTH CARE EQUIPMENT & SUPPLIES - 5.6%
†Apyx Medical [1]	19,300	129,696
AtriCure [1]	37,400	1,116,016
Chembio Diagnostics [1]	136,053	828,563
CryoLife [1]	38,455	1,150,958
Mesa Laboratories	4,700	1,148,398
OrthoPediatrics Corporation [1]	32,000	1,248,000
Surmodics [1]	24,822	1,071,566
Tactile Systems Technology [1]	14,800	842,416

		7,535,613

HEALTH CARE TECHNOLOGY - 0.2%
†HTG Molecular Diagnostics [1,2]	135,500	224,930

LIFE SCIENCES TOOLS & SERVICES - 3.0%
Harvard Bioscience [1]	348,079	696,158
NeoGenomics [1]	81,000	1,777,140
Quanterix Corporation [1]	45,800	1,547,582

		4,020,880

PHARMACEUTICALS - 0.7%
Correvio Pharma [1]	252,700	545,832
Paratek Pharmaceuticals [1]	91,600	365,484

38 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
PHARMACEUTICALS (continued)
Tetraphase Pharmaceuticals [1,2]	253,300	$121,660

		1,032,976

Total (Cost $12,697,276)		16,915,329

INDUSTRIALS – 22.7%
AEROSPACE & DEFENSE - 1.8%
Astronics Corporation [1]	28,091	1,129,820
CPI Aerostructures [1]	159,018	1,337,341

		2,467,161

COMMERCIAL SERVICES & SUPPLIES - 1.6%
Acme United	49,800	1,124,484
Heritage-Crystal Clean [1]	41,774	1,099,074

		2,223,558

CONSTRUCTION & ENGINEERING - 2.2%
Construction Partners Cl. A [1]	94,200	1,414,884
Northwest Pipe [1]	61,600	1,588,048

		3,002,932

ELECTRICAL EQUIPMENT - 1.7%
American Superconductor [1]	114,400	1,061,632
Encore Wire	20,200	1,183,316

		2,244,948

INDUSTRIAL CONGLOMERATES - 0.6%
Raven Industries	23,700	850,356

MACHINERY - 9.2%
Alimak Group	78,200	1,200,855
Exco Technologies	143,300	848,059
FreightCar America [1]	86,209	506,047
Graham Corporation	59,388	1,200,231
Greenbrier Companies (The)	15,800	480,320
Helios Technologies	19,100	886,431
Kadant	12,276	1,114,784
Kornit Digital [1,2]	44,100	1,396,206
Lindsay Corporation	12,000	986,520
Luxfer Holdings	46,500	1,140,180
Lydall [1]	38,100	769,620
Spartan Motors	94,500	1,035,720
Westport Fuel Systems [1]	314,800	853,108

		12,418,081

MARINE - 0.9%
Clarkson	36,500	1,163,464

PROFESSIONAL SERVICES - 3.8%
CRA International	20,183	773,614
GP Strategies [1]	84,218	1,270,008
Heidrick & Struggles International	23,500	704,295
Kforce	30,258	1,061,753
Resources Connection	80,952	1,296,042

		5,105,712

ROAD & RAIL - 0.7%
Marten Transport	50,955	924,833

TRADING COMPANIES & DISTRIBUTORS - 0.2%
†Transcat [1]	10,300	263,577

Total (Cost $22,160,870)		30,664,622

INFORMATION TECHNOLOGY – 21.6%
COMMUNICATIONS EQUIPMENT - 1.4%
Digi International [1]	95,900	1,216,012
EMCORE Corporation [1]	146,800	482,972
Harmonic [1]	24,200	134,310

		1,833,294

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.0%
ePlus [1]	12,734	877,882
Fabrinet [1]	22,549	1,120,009
†LightPath Technologies Cl. A [1]	225,600	205,296
†Luna Innovations [1]	28,100	126,450
nLIGHT [1]	43,400	833,280
Novanta [1]	11,442	1,078,980
PC Connection	33,300	1,164,834
Vishay Precision Group [1]	33,800	1,373,294

		6,780,025

IT SERVICES - 0.9%
Cass Information Systems	24,216	1,173,992

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.7%
Adesto Technologies [1]	200,800	1,636,520
Aehr Test Systems [1]	279,300	460,845
AXT [1]	146,100	578,556
Brooks Automation	27,800	1,077,250
†Camtek	50,300	425,035
Cohu	46,100	711,323
CyberOptics Corporation [1]	35,200	571,296
Everspin Technologies [1,2]	97,900	638,308
†Ichor Holdings [1]	32,900	777,756
Nanometrics [1]	8,600	298,506
NeoPhotonics Corporation [1]	190,500	796,290
Nova Measuring Instruments [1]	52,200	1,335,798
PDF Solutions [1]	88,700	1,163,744
Photronics [1]	150,000	1,230,000
Rudolph Technologies [1]	53,451	1,476,851
Silicon Motion Technology ADR	25,800	1,145,004
Ultra Clean Holdings [1]	106,500	1,482,480

		15,805,562

SOFTWARE - 1.8%
Agilysys [1]	62,000	1,331,140
QAD Cl. A	29,200	1,174,132

		2,505,272

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
AstroNova	43,100	1,113,704

Total (Cost $22,048,411)		29,211,849

MATERIALS – 4.2%
CHEMICALS - 2.1%
FutureFuel Corporation	62,500	730,625
Quaker Chemical	5,260	1,067,149
Trecora Resources [1]	113,900	1,090,023

		2,887,797

METALS & MINING - 2.1%
Haynes International	35,430	1,127,028
Major Drilling Group International [1]	241,700	780,719
Universal Stainless & Alloy Products [1]	58,200	931,200

		2,838,947

Total (Cost $5,910,984)		5,726,744

REAL ESTATE – 3.1%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.4%
Community Healthcare Trust	28,600	1,127,126
†Postal Realty Trust Cl. A	47,500	748,125

		1,875,251

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.7%
FRP Holdings [1]	22,975	1,281,316

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 39

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

REAL ESTATE (continued)
REAL ESTATE MANAGEMENT & DEVELOPMENT (continued)
Marcus & Millichap [1]	33,800	$1,042,730

		2,324,046

Total (Cost $2,498,150)		4,199,297

TOTAL COMMON STOCKS

(Cost $105,824,816)		132,084,372

REPURCHASE AGREEMENT – 2.9%
Fixed Income Clearing Corporation, 0.50% dated 6/28/19, due 7/1/19, maturity value $3,919,163 (collateralized by obligations of various U.S. Government Agencies, 1.75% due 5/31/22, valued at $4,001,440)

(Cost $3,919,000)		3,919,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.9%
Money Market Funds
Federated Government Obligations Fund (7 day yield-2.2655%)

(Cost $1,260,590)		1,260,590

TOTAL INVESTMENTS – 101.4%

(Cost $111,004,406)		137,263,962

LIABILITIES LESS CASH AND OTHER ASSETS – (1.4)%		(1,947,026)

NET ASSETS – 100.0%		$135,316,936

Royce Opportunity Fund
Common Stocks – 91.5%
	SHARES	VALUE

COMMUNICATION SERVICES – 1.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Iridium Communications [1,2]	106,693	$2,481,679
Ooma [1]	214,078	2,243,538

		4,725,217

INTERACTIVE MEDIA & SERVICES - 0.6%
†Eventbrite Cl. A [1,2]	136,500	2,211,300
EverQuote Cl. A [1,2]	250,000	3,250,000

		5,461,300

MEDIA - 0.0%
†comScore [1]	118,800	613,008

Total (Cost $8,285,031)		10,799,525

CONSUMER DISCRETIONARY – 10.6%
AUTO COMPONENTS - 1.1%
Dana	66,135	1,318,732
Horizon Global [1,2]	940,871	3,377,727
Modine Manufacturing [1]	398,737	5,705,926

		10,402,385

AUTOMOBILES - 0.3%
Winnebago Industries	80,600	3,115,190

DIVERSIFIED CONSUMER SERVICES - 0.8%
frontdoor [1]	173,999	7,577,657

HOTELS, RESTAURANTS & LEISURE - 1.4%
Carrols Restaurant Group [1]	566,995	5,119,965
Century Casinos [1]	218,140	2,115,958
El Pollo Loco Holdings [1,2]	241,406	2,573,388
†Playa Hotels & Resorts [1]	129,851	1,001,151
†Scientific Games [1,2]	112,600	2,231,732

		13,042,194

HOUSEHOLD DURABLES - 4.7%
Beazer Homes USA [1]	597,641	5,743,330
†Century Communities [1,2]	124,900	3,319,842
LGI Homes [1,2]	116,800	8,343,024
Libbey [1]	701,798	1,305,344
M.D.C. Holdings	219,716	7,202,290
M/I Homes [1]	201,148	5,740,764
New Home [1,2]	235,150	905,328
TRI Pointe Group [1,2]	200,206	2,396,466
Tupperware Brands	115,900	2,205,577
VOXX International Cl. A [1]	546,954	2,275,329
William Lyon Homes Cl. A [1]	256,519	4,676,341

		44,113,635

INTERNET & DIRECT MARKETING RETAIL - 0.5%
Leaf Group [1]	137,972	1,022,372
Rubicon Project (The) [1]	555,266	3,531,492

		4,553,864

MULTILINE RETAIL - 0.1%
Tuesday Morning [1]	346,949	586,344

SPECIALTY RETAIL - 0.9%
Lumber Liquidators Holdings [1,2]	317,066	3,662,113
†Party City Holdco [1,2]	262,400	1,923,392
RTW Retailwinds [1,2]	564,423	959,519
Stage Stores [1]	882,334	679,397
Zumiez [1]	60,700	1,584,270

		8,808,691

TEXTILES, APPAREL & LUXURY GOODS - 0.8%
Fossil Group [1,2]	102,900	1,183,350
Jerash Holdings (US)	61,704	442,418
Unifi [1]	236,854	4,303,637

40 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Royce Opportunity Fund (continued)

	SHARES	VALUE

CONSUMER DISCRETIONARY (continued)
TEXTILES, APPAREL & LUXURY GOODS (continued)
Vince Holding [1]	101,496	$1,415,869

		7,345,274

Total (Cost $97,187,583)		99,545,234

CONSUMER STAPLES – 0.6%
BEVERAGES - 0.1%
†Eastside Distilling [1]	67,850	305,325
†Reed’s [1]	251,903	952,193

		1,257,518

FOOD & STAPLES RETAILING - 0.1%
United Natural Foods [1]	75,154	674,131

FOOD PRODUCTS - 0.4%
Landec Corporation [1]	134,110	1,256,611
SunOpta [1]	701,727	2,308,682

		3,565,293

Total (Cost $9,966,152)		5,496,942

ENERGY – 7.4%
ENERGY EQUIPMENT & SERVICES - 2.8%
Archrock	286,800	3,040,080
Aspen Aerogels [1]	342,019	2,438,595
Independence Contract Drilling [1,2]	686,060	1,083,975
KLX Energy Services Holdings [1,2]	161,626	3,302,019
Newpark Resources [1]	958,668	7,113,317
Patterson-UTI Energy	297,785	3,427,505
Ranger Energy Services Cl. A [1]	163,254	1,314,195
U.S. Silica Holdings	361,201	4,619,761

		26,339,447

OIL, GAS & CONSUMABLE FUELS - 4.6%
Ardmore Shipping [1]	444,399	3,621,852
Baytex Energy [1]	697,000	1,073,380
Bonanza Creek Energy [1]	85,500	1,785,240
Dorian LPG [1,2]	753,124	6,793,178
GasLog	245,404	3,533,818
GasLog Partners L.P.	168,580	3,578,953
Matador Resources [1]	313,783	6,238,006
Navigator Holdings [1]	445,184	4,166,922
StealthGas [1]	167,340	575,650
Talos Energy [1]	200,823	4,829,793
Teekay LNG Partners L.P.	318,800	4,495,080
Whiting Petroleum [1]	115,568	2,158,810

		42,850,682

Total (Cost $82,137,894)		69,190,129

FINANCIALS – 7.8%
BANKS - 4.5%
Allegiance Bancshares [1]	59,100	1,970,394
CenterState Bank	246,766	5,683,021
First Foundation	193,300	2,597,952
Franklin Financial Network	161,514	4,499,780
Hilltop Holdings	338,599	7,202,001
Independent Bank Group	111,135	6,107,979
Renasant Corporation	14,400	517,536
Seacoast Banking Corporation of Florida [1]	125,400	3,190,176
Southern National Bancorp of Virginia	170,190	2,605,609
Texas Capital Bancshares [1]	58,300	3,577,871
TriState Capital Holdings [1]	107,161	2,286,816
Umpqua Holdings	123,582	2,050,225

		42,289,360

CAPITAL MARKETS - 0.5%
B. Riley Financial	207,017	4,318,375

INSURANCE - 1.2%
HCI Group	77,876	3,151,641
Heritage Insurance Holdings	318,007	4,900,488
MBIA [1]	370,500	3,449,355

		11,501,484

THRIFTS & MORTGAGE FINANCE - 1.6%
Axos Financial [1]	29,200	795,700
MGIC Investment [1]	112,572	1,479,196
NMI Holdings Cl. A [1]	21,763	617,852
Radian Group	222,498	5,084,079
Walker & Dunlop	127,628	6,791,086

		14,767,913

Total (Cost $67,794,149)		72,877,132

HEALTH CARE – 9.7%
BIOTECHNOLOGY - 0.9%
AMAG Pharmaceuticals [1]	216,000	2,157,840
†CareDx [1,2]	15,241	548,524
†Emergent BioSolutions [1]	104,531	5,049,893
†Flexion Therapeutics [1,2]	46,424	571,015

		8,327,272

HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Accuray [1,2]	691,002	2,674,178
Alphatec Holdings [1]	163,600	742,744
AngioDynamics [1]	282,312	5,558,723
†Conformis [1,2]	18,920	82,491
†GenMark Diagnostics [1]	45,000	292,050
Invacare Corporation	933,616	4,845,467
†RA Medical Systems [1,2]	114,300	413,766
RTI Surgical Holdings [1]	342,428	1,455,319
†SeaSpine Holdings [1]	17,088	226,416
Varex Imaging [1]	151,600	4,646,540

		20,937,694

HEALTH CARE PROVIDERS & SERVICES - 4.4%
AAC Holdings [1]	750,465	645,400
Acadia Healthcare [1,2]	166,579	5,821,936
†Addus HomeCare [1]	36,989	2,772,326
BioScrip [1]	1,020,345	2,652,897
†BioTelemetry [1]	11,100	534,465
Brookdale Senior Living [1]	251,509	1,813,380
Community Health Systems [1]	978,714	2,613,166
Cross Country Healthcare [1]	620,441	5,819,737
†Fulgent Genetics [1]	40,961	273,619
Owens & Minor	824,923	2,639,754
R1 RCM [1,2]	440,418	5,540,458
RadNet [1]	231,900	3,197,901
Select Medical Holdings [1]	183,200	2,907,384
Surgery Partners [1,2]	539,875	4,394,582

		41,627,005

HEALTH CARE TECHNOLOGY - 1.5%
Allscripts Healthcare Solutions [1]	344,628	4,008,024
Castlight Health Cl. B [1]	840,597	2,715,128
Evolent Health Cl. A [1,2]	320,600	2,548,770
†Tabula Rasa HealthCare [1,2]	98,300	4,908,119

		14,180,041

LIFE SCIENCES TOOLS & SERVICES - 0.7%
Cambrex Corporation [1]	137,420	6,432,630

Total (Cost $111,243,730)		91,504,642

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 41

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

INDUSTRIALS – 24.9%
AEROSPACE & DEFENSE - 1.9%
Aerojet Rocketdyne Holdings [1,2]	26,154	$1,170,915
Kratos Defense & Security Solutions [1]	197,113	4,511,916
Triumph Group	249,101	5,704,413
Wesco Aircraft Holdings [1]	544,420	6,043,062

		17,430,306

AIR FREIGHT & LOGISTICS - 0.4%
Atlas Air Worldwide Holdings [1,2]	94,804	4,232,051

AIRLINES - 0.4%
Hawaiian Holdings	81,600	2,238,288
Mesa Air Group [1]	126,200	1,153,468

		3,391,756

BUILDING PRODUCTS - 3.8%
American Woodmark [1]	69,400	5,872,628
Apogee Enterprises	104,566	4,542,347
Builders FirstSource [1]	100,795	1,699,404
Cornerstone Building Brands [1]	213,194	1,242,921
Griffon Corporation	345,159	5,840,090
Insteel Industries	174,611	3,635,401
PGT Innovations [1]	192,995	3,226,877
Quanex Building Products	275,888	5,211,524
Resideo Technologies [1]	211,400	4,633,888

		35,905,080

COMMERCIAL SERVICES & SUPPLIES - 1.1%
Herman Miller	34,033	1,521,275
Interface	164,495	2,521,708
Pitney Bowes	481,700	2,061,676
Team [1]	294,486	4,511,526

		10,616,185

CONSTRUCTION & ENGINEERING - 3.8%
Aegion Corporation [1]	241,285	4,439,644
Ameresco Cl. A [1]	295,176	4,347,942
Arcosa	119,300	4,489,259
Construction Partners Cl. A [1]	171,579	2,577,117
Granite Construction	150,074	7,230,565
Great Lakes Dredge & Dock [1]	142,916	1,577,793
Northwest Pipe [1]	326,600	8,419,748
†Primoris Services	115,900	2,425,787

		35,507,855

ELECTRICAL EQUIPMENT - 1.3%
†Bloom Energy Cl. A [1,2]	379,400	4,655,238
†Generac Holdings [1]	86,900	6,031,729
†LSI Industries	45,613	166,487
Power Solutions International [1,3]	146,143	1,417,587

		12,271,041

MACHINERY - 8.0%
Astec Industries	211,835	6,897,348
Commercial Vehicle Group [1]	596,374	4,782,919
FreightCar America [1]	405,687	2,381,383
†Gencor Industries [1]	26,199	340,587
Hurco Companies	88,997	3,164,733
Hyster-Yale Materials Handling Cl. A	98,413	5,438,302
Lydall [1]	118,918	2,402,144
†Manitex International [1]	131,300	802,243
Meritor [1]	153,108	3,712,869
Milacron Holdings [1,2]	404,688	5,584,694
Mueller Industries	123,237	3,607,147
Mueller Water Products	513,072	5,038,367
NN	544,391	5,313,256
Park-Ohio Holdings	46,590	1,518,368
Spartan Motors	462,838	5,072,704
TriMas Corporation [1]	216,110	6,692,927
Trinity Industries	142,500	2,956,875
Wabash National	188,300	3,063,641
Westport Fuel Systems [1]	2,339,974	6,341,330

		75,111,837

MARINE - 0.4%
Diana Shipping [1]	99,652	329,848
Eagle Bulk Shipping [1]	316,433	1,658,109
Scorpio Bulkers	321,028	1,476,729

		3,464,686

PROFESSIONAL SERVICES - 0.3%
†GP Strategies [1]	51,845	781,823
†Mistras Group [1]	110,100	1,582,137

		2,363,960

ROAD & RAIL - 0.6%
Celadon Group [1,3]	482,331	569,151
Hertz Global Holdings [1,2]	344,565	5,499,257

		6,068,408

TRADING COMPANIES & DISTRIBUTORS - 2.9%
Air Lease Cl. A	208,538	8,620,961
CAI International [1,2]	145,038	3,599,843
†General Finance [1]	49,925	417,872
Herc Holdings [1]	207,598	9,514,216
Textainer Group Holdings [1]	124,330	1,253,247
Univar [1,2]	190,252	4,193,154

		27,599,293

Total (Cost $207,181,809)		233,962,458

INFORMATION TECHNOLOGY – 20.0%
COMMUNICATIONS EQUIPMENT - 3.0%
Applied Optoelectronics [1,2]	213,300	2,192,724
Aviat Networks [1]	57,099	782,256
Ciena Corporation [1]	120,373	4,950,941
Comtech Telecommunications	309,660	8,704,543
Digi International [1]	156,300	1,981,884
EMCORE Corporation [1]	157,316	517,570
Finisar Corporation [1]	170,607	3,901,782
Infinera Corporation [1,2]	408,300	1,188,153
PCTEL	77,291	342,399
Ribbon Communications [1,2]	686,885	3,358,868

		27,921,120

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.0%
Fabrinet [1]	44,505	2,210,563
Frequency Electronics [1]	273,194	3,111,680
Identiv [1]	480,837	2,461,885
II-VI [1]	150,168	5,490,142
KEMET Corporation	369,505	6,950,389
Perceptron [1]	226,146	1,006,350
SigmaTron International [1]	9,774	24,924
TTM Technologies [1]	188,657	1,924,301
Vishay Intertechnology	271,524	4,485,577

		27,665,811

IT SERVICES - 1.4%
†CoreLogic [1]	113,700	4,756,071
Limelight Networks [1]	546,457	1,475,434
Perspecta	302,400	7,079,184

		13,310,689

42 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Royce Opportunity Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.0%
Advanced Energy Industries [1]	50,000	$2,813,500
Alpha & Omega Semiconductor [1,2]	816,892	7,629,771
Amkor Technology [1]	286,400	2,136,544
Amtech Systems [1]	369,775	2,033,762
AXT [1]	652,514	2,583,955
Brooks Automation	97,920	3,794,400
Cohu	172,176	2,656,676
Cypress Semiconductor	295,961	6,582,173
FormFactor [1]	415,513	6,511,089
Ichor Holdings [1]	200,094	4,730,222
Kulicke & Soffa Industries	274,965	6,200,461
MACOM Technology Solutions Holdings [1,2]	437,285	6,616,122
Nanometrics [1]	126,264	4,382,623
NeoPhotonics Corporation [1]	80,461	336,327
Rudolph Technologies [1]	233,555	6,453,125
Ultra Clean Holdings [1]	366,727	5,104,840
Veeco Instruments [1,2]	373,687	4,566,455

		75,132,045

SOFTWARE - 2.2%
A10 Networks [1]	654,626	4,464,550
†Asure Software [1]	317,349	2,611,782
Avaya Holdings [1,2]	401,754	4,784,890
†eGain Corporation [1]	15,080	122,751
SecureWorks Corporation Cl. A [1,2]	260,428	3,461,088
Telaria [1]	750,867	5,646,520

		21,091,581

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.4%
Avid Technology [1]	697,491	6,361,118
Cray [1]	68,018	2,368,387
Intevac [1]	618,230	2,992,233
NCR Corporation [1]	146,600	4,559,260
Stratasys [1,2]	144,726	4,250,603
3D Systems [1]	217,662	1,980,724

		22,512,325

Total (Cost $152,830,736)		187,633,571

MATERIALS – 8.3%
CHEMICALS - 3.2%
†Cabot Corporation	68,100	3,249,051
Ferro Corporation [1]	298,866	4,722,083
Huntsman Corporation	235,600	4,815,664
Intrepid Potash [1]	996,400	3,347,904
Kraton Corporation [1]	274,545	8,530,113
LSB Industries [1]	123,671	482,317
Olin Corporation	176,500	3,867,115
†Trecora Resources [1]	136,740	1,308,602

		30,322,849

CONSTRUCTION MATERIALS - 0.5%
Forterra [1,2]	945,037	4,696,834

METALS & MINING - 4.4%
AK Steel Holding Corporation [1]	226,885	537,717
Allegheny Technologies [1]	119,014	2,999,153
Carpenter Technology	99,912	4,793,778
Century Aluminum [1]	434,160	3,000,045
Cleveland-Cliffs	477,752	5,097,614
Commercial Metals	310,509	5,542,586
Ferroglobe [1]	853,000	1,450,100
Haynes International	206,116	6,556,550
Noranda Aluminum Holding Corporation [1,3]	488,157	5,614
Synalloy Corporation	346,522	5,412,674
TimkenSteel Corporation [1]	294,735	2,396,195
Universal Stainless & Alloy Products [1]	227,941	3,647,056

		41,439,082

PAPER & FOREST PRODUCTS - 0.2%
Glatfelter (P. H.)	84,300	1,422,984

Total (Cost $71,305,922)		77,881,749

REAL ESTATE – 0.8%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.3%
†Armada Hoffler Properties	76,563	1,267,118
CatchMark Timber Trust Cl. A	158,700	1,658,415

		2,925,533

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
†Realogy Holdings	291,200	2,108,288
Tejon Ranch [1]	167,106	2,772,288

		4,880,576

Total (Cost $9,300,281)		7,806,109

UTILITIES – 0.3%
WATER UTILITIES - 0.3%
Pure Cycle [1]	232,499	2,464,489

Total (Cost $971,846)		2,464,489

TOTAL COMMON STOCKS

(Cost $818,205,133)		859,161,980

REPURCHASE AGREEMENT – 8.5%
Fixed Income Clearing Corporation, 0.50% dated 6/28/19, due 7/1/19, maturity value
$79,842,327 (collateralized by obligations of various U.S. Government Agencies, 1.75%
due 5/31/22, valued at $81,436,064)

(Cost $79,839,000)		79,839,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.0%
Money Market Funds
Federated Government Obligations Fund (7 day yield-2.2655%)

(Cost $28,337,338)		28,337,338

TOTAL INVESTMENTS – 103.0%

(Cost $926,381,471)		967,338,318

LIABILITIES LESS CASH AND OTHER ASSETS – (3.0)%		(28,586,304)

NET ASSETS – 100.0%		$938,752,014

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 43

Schedules of Investments

Royce Pennsylvania Mutual Fund
Common Stocks – 95.3%
	SHARES	VALUE

COMMUNICATION SERVICES – 1.4%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
†Bandwidth Cl. A [1]	53,400	$4,006,068

MEDIA - 1.2%
Liberty Latin America Cl. C [1]	282,593	4,857,774
†Media General (Rights) [1,4]	102,272	0
Meredith Corporation	213,891	11,776,838
†Nexstar Media Group Cl. A	26,260	2,652,260
Saga Communications Cl. A	116,258	3,631,900

		22,918,772

Total (Cost $26,633,204)		26,924,840

CONSUMER DISCRETIONARY – 7.5%
AUTO COMPONENTS - 2.2%
Dorman Products [1]	123,893	10,796,036
Gentex Corporation	270,439	6,655,504
LCI Industries	129,535	11,658,150
Standard Motor Products	129,987	5,893,610
Stoneridge [1]	162,263	5,119,398
†Tower International	176,442	3,440,619

		43,563,317

AUTOMOBILES - 0.3%
Winnebago Industries	158,610	6,130,276

DISTRIBUTORS - 0.4%
LKQ Corporation [1]	132,000	3,512,520
Weyco Group	161,705	4,319,141

		7,831,661

HOTELS, RESTAURANTS & LEISURE - 1.0%
†Aramark	65,750	2,370,945
†Century Casinos [1]	338,300	3,281,510
Hilton Grand Vacations [1,2]	266,562	8,482,003
Lindblad Expeditions Holdings [1]	367,713	6,600,448

		20,734,906

HOUSEHOLD DURABLES - 0.4%
Ethan Allen Interiors	14,000	294,840
La-Z-Boy	103,321	3,167,822
†LGI Homes [1,2]	51,500	3,678,645

		7,141,307

INTERNET & DIRECT MARKETING RETAIL - 0.4%
Etsy [1]	80,389	4,933,473
zooplus [1]	15,983	2,177,278

		7,110,751

LEISURE PRODUCTS - 0.2%
Johnson Outdoors Cl. A	3,600	268,452
MasterCraft Boat Holdings [1]	193,114	3,783,103

		4,051,555

SPECIALTY RETAIL - 2.2%
American Eagle Outfitters	196,313	3,317,690
America’s Car-Mart [1]	95,536	8,223,739
†Asbury Automotive Group [1]	50,000	4,217,000
Caleres	179,692	3,579,464
CarMax [1]	70,400	6,112,832
Children’s Place	26,878	2,563,624
Designer Brands Cl. A	179,394	3,438,983
Monro	73,379	6,259,229
Shoe Carnival	218,806	6,039,045

		43,751,606

TEXTILES, APPAREL & LUXURY GOODS - 0.4%
G-III Apparel Group [1]	29,340	863,183
Movado Group	15,000	405,000
Steven Madden	46,506	1,578,879
Wolverine World Wide	159,145	4,382,853

		7,229,915

Total (Cost $102,387,941)		147,545,294

CONSUMER STAPLES – 1.2%
FOOD PRODUCTS - 0.6%
Cal-Maine Foods	51,014	2,128,304
Industrias Bachoco ADR Cl. B	9,000	456,030
John B. Sanfilippo & Son	20,126	1,603,841
Nomad Foods [1]	171,173	3,656,255
Seneca Foods Cl. A [1]	105,072	2,924,154
Tootsie Roll Industries	14,099	520,676

		11,289,260

PERSONAL PRODUCTS - 0.6%
Inter Parfums	186,442	12,396,529

Total (Cost $11,090,289)		23,685,789

ENERGY – 3.9%
ENERGY EQUIPMENT & SERVICES - 3.6%
†Core Laboratories	25,000	1,307,000
Era Group [1]	547,711	4,567,910
Helmerich & Payne	101,880	5,157,166
Oil States International [1]	9,800	179,340
Pason Systems	1,098,349	15,918,952
RPC	260,074	1,875,133
SEACOR Holdings [1]	502,939	23,894,632
SEACOR Marine Holdings [1]	481,549	7,203,973
TGS-NOPEC Geophysical	381,270	10,691,087

		70,795,193

OIL, GAS & CONSUMABLE FUELS - 0.3%
†Alliance Resource Partners L.P.	178,000	3,022,440
†Brigham Minerals Cl. A [1,2]	100,000	2,146,000

		5,168,440

Total (Cost $60,122,594)		75,963,633

FINANCIALS – 14.9%
BANKS - 4.5%
Bar Harbor Bankshares	48,324	1,284,935
BOK Financial	98,634	7,444,894
Camden National	125,182	5,742,098
City Holding Company	46,054	3,512,078
CNB Financial	194,335	5,488,020
Financial Institutions	101,588	2,961,290
First Citizens BancShares Cl. A	47,277	21,287,415
MidWestOne Financial Group	96,140	2,688,074
National Bankshares	119,455	4,650,383
Northrim BanCorp	94,983	3,387,094
Popular	205,102	11,124,733
TriState Capital Holdings [1]	99,069	2,114,133
Unity Bancorp	61,075	1,386,403
Webster Financial	321,555	15,360,682

		88,432,232

CAPITAL MARKETS - 5.4%
Ares Management Cl. A	781,781	20,459,209
Artisan Partners Asset Management Cl. A	117,533	3,234,508
B. Riley Financial	70,017	1,460,555
Diamond Hill Investment Group	47,318	6,705,907
Houlihan Lokey Cl. A	279,619	12,451,434
Lazard Cl. A	176,685	6,076,197

44 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
Moelis & Company Cl. A	132,970	$4,647,301
Morningstar	92,494	13,378,332
Oaktree Capital Group LLC Cl. A	32,700	1,619,958
Pzena Investment Management Cl. A	83,089	713,735
SEI Investments	196,176	11,005,474
Sprott	1,716,948	4,418,399
†Tradeweb Markets Cl. A	134,500	5,892,445
Virtu Financial Cl. A	653,654	14,236,584

		106,300,038

INSURANCE - 3.1%
Alleghany Corporation [1]	8,820	6,007,390
Berkley (W.R.)	30,465	2,008,558
eHealth [1,2]	51,800	4,459,980
E-L Financial	26,318	14,972,250
†FBL Financial Group Cl. A	1,400	89,320
James River Group Holdings	32,536	1,525,938
Kingstone Companies	209,656	1,813,524
MBIA [1]	692,387	6,446,123
ProAssurance Corporation	290,713	10,497,647
RLI Corp.	69,108	5,923,247
Trupanion [1,2]	154,792	5,592,635

		59,336,612

INVESTMENT COMPANIES - 0.1%
Social Capital Hedosophia Holdings (Units) [1]	177,515	1,895,860

THRIFTS & MORTGAGE FINANCE - 1.8%
Axos Financial [1,2]	167,208	4,556,418
Genworth MI Canada	488,229	15,449,742
Southern Missouri Bancorp	41,188	1,434,578
Timberland Bancorp	96,733	2,890,382
TrustCo Bank Corp. NY	764,730	6,056,662
WSFS Financial	120,855	4,991,311

		35,379,093

Total (Cost $228,363,705)		291,343,835

HEALTH CARE – 7.1%
BIOTECHNOLOGY - 0.2%
Eagle Pharmaceuticals [1,2]	7,400	412,032
†Pfenex [1]	19,700	132,778
Progenics Pharmaceuticals [1]	230,365	1,421,352
Zealand Pharma [1]	84,222	1,830,927

		3,797,089

HEALTH CARE EQUIPMENT & SUPPLIES - 2.8%
AtriCure [1]	165,859	4,949,232
Atrion Corporation	8,486	7,236,352
†BioLife Solutions [1]	186,655	3,163,802
Cardiovascular Systems [1]	77,117	3,310,633
CryoLife [1]	198,217	5,932,635
Hill-Rom Holdings	45,811	4,792,747
Lantheus Holdings [1]	122,532	3,467,656
Merit Medical Systems [1]	203,088	12,095,921
Mesa Laboratories	42,404	10,360,993

		55,309,971

HEALTH CARE PROVIDERS & SERVICES - 1.9%
AMN Healthcare Services [1,2]	89,566	4,858,956
Encompass Health	121,685	7,709,962
Ensign Group (The)	29,764	1,694,167
HealthEquity [1]	42,628	2,787,871
National Research	126,613	7,291,643
R1 RCM [1]	40,000	503,200
Tivity Health [1,2]	77,826	1,279,459
U.S. Physical Therapy	95,172	11,665,232

		37,790,490

HEALTH CARE TECHNOLOGY - 0.4%
Medidata Solutions [1]	48,070	4,350,816
†Simulations Plus	16,826	480,550
†Tabula Rasa HealthCare [1,2]	50,000	2,496,500

		7,327,866

LIFE SCIENCES TOOLS & SERVICES - 1.8%
Bio-Rad Laboratories Cl. A [1]	36,579	11,434,230
Bio-Techne	66,391	13,841,859
ICON [1]	31,848	4,903,636
NeoGenomics [1]	62,403	1,369,122
Quanterix Corporation [1,2]	130,130	4,397,093

		35,945,940

Total (Cost $68,827,199)		140,171,356

INDUSTRIALS – 27.4%
AEROSPACE & DEFENSE - 2.8%
HEICO Corporation	245,668	32,872,835
HEICO Corporation Cl. A	138,234	14,289,249
Hexcel Corporation	40,540	3,278,875
Magellan Aerospace	150,171	1,869,182
Teledyne Technologies [1]	6,600	1,807,542

		54,117,683

AIR FREIGHT & LOGISTICS - 0.7%
Forward Air	157,115	9,293,352
Hub Group Cl. A [1]	108,475	4,553,781

		13,847,133

AIRLINES - 0.6%
Allegiant Travel	31,895	4,576,932
Hawaiian Holdings	60,700	1,665,001
Spirit Airlines [1,2]	97,830	4,669,426

		10,911,359

BUILDING PRODUCTS - 1.3%
Apogee Enterprises	165,037	7,169,207
Gibraltar Industries [1]	166,576	6,723,008
Patrick Industries [1]	92,300	4,540,237
Simpson Manufacturing	115,492	7,675,598

		26,108,050

COMMERCIAL SERVICES & SUPPLIES - 1.9%
Copart [1]	37,600	2,810,224
Healthcare Services Group	164,656	4,992,370
Heritage-Crystal Clean [1]	155,079	4,080,128
Kimball International Cl. B	440,057	7,670,194
Mobile Mini	83,234	2,532,811
PICO Holdings [1]	326,703	3,796,289
Ritchie Bros. Auctioneers	39,233	1,303,320
Steelcase Cl. A	16,316	279,004
Team [1]	60,710	930,077
UniFirst Corporation	44,988	8,483,387

		36,877,804

CONSTRUCTION & ENGINEERING - 1.5%
Arcosa	398,038	14,978,170
Comfort Systems USA	24,200	1,233,958
†Construction Partners Cl. A [1,2]	53,438	802,639
Sterling Construction [1]	9,014	120,968
Valmont Industries	103,145	13,079,817

		30,215,552

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 45

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
ELECTRICAL EQUIPMENT - 1.0%
Encore Wire	80,517	$4,716,686
EnerSys	700	47,950
Hubbell Incorporated	12,600	1,643,040
Preformed Line Products	219,278	12,174,314
Sensata Technologies Holding [1,2]	16,000	784,000

		19,365,990

INDUSTRIAL CONGLOMERATES - 1.2%
Carlisle Companies	36,500	5,124,965
Raven Industries	520,810	18,686,663

		23,811,628

MACHINERY - 9.5%
Alamo Group	15,365	1,535,424
†Allison Transmission Holdings	9,000	417,150
CIRCOR International [1]	144,635	6,653,210
Colfax Corporation [1,2]	411,864	11,544,548
Franklin Electric	218,223	10,365,592
Graco	181,933	9,129,398
Graham Corporation	44,465	898,638
Greenbrier Companies (The)	900	27,360
Helios Technologies	570,464	26,475,234
John Bean Technologies	126,681	15,344,870
Kadant	124,366	11,293,676
Kennametal	118,740	4,392,193
Kornit Digital [1,2]	44,926	1,422,357
Lincoln Electric Holdings	162,250	13,356,420
Lindsay Corporation	119,403	9,816,121
Meritor [1]	772,748	18,739,139
Miller Industries	218,218	6,710,203
Nordson Corporation	67,360	9,518,642
Proto Labs [1]	13,000	1,508,260
RBC Bearings [1]	57,718	9,627,940
Tennant Company	224,274	13,725,569
Wabash National	209,020	3,400,755

		185,902,699

MARINE - 1.4%
Clarkson	405,000	12,909,670
Eagle Bulk Shipping [1]	379,836	1,990,340
Kirby Corporation [1]	166,433	13,148,207

		28,048,217

PROFESSIONAL SERVICES - 1.7%
Exponent	184,649	10,809,353
GP Strategies [1]	80,727	1,217,363
Heidrick & Struggles International	261,069	7,824,238
Kforce	76,476	2,683,543
Korn Ferry	107,843	4,321,269
ManpowerGroup	15,800	1,526,280
Resources Connection	191,040	3,058,550
TrueBlue [1]	70,534	1,555,980

		32,996,576

ROAD & RAIL - 2.1%
ArcBest	182,612	5,133,223
Landstar System	151,427	16,352,602
Saia [1]	95,905	6,202,176
Universal Logistics Holdings	432,495	9,718,163
Werner Enterprises	147,896	4,596,608

		42,002,772

TRADING COMPANIES & DISTRIBUTORS - 1.7%
Air Lease Cl. A	392,767	16,236,988
Applied Industrial Technologies	121,716	7,489,185
†BMC Stock Holdings [1]	129,041	2,735,669
†Diploma	13,585	264,305
Richelieu Hardware	280,741	4,731,361
Watsco	9,900	1,618,947

		33,076,455

Total (Cost $315,206,917)		537,281,918

INFORMATION TECHNOLOGY – 20.6%
COMMUNICATIONS EQUIPMENT - 0.2%
ADTRAN	61,782	942,176
Digi International [1]	288,675	3,660,399
NetScout Systems [1,2]	12,000	304,680

		4,907,255

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.2%
Badger Meter	245,792	14,671,324
Benchmark Electronics	62,542	1,571,055
Cognex Corporation	157,547	7,559,105
Coherent [1]	117,069	15,964,699
Dolby Laboratories Cl. A	95,028	6,138,809
Fabrinet [1]	175,887	8,736,307
FARO Technologies [1]	293,203	15,416,614
FLIR Systems	677,961	36,677,690
HollySys Automation Technologies	71,900	1,366,100
Insight Enterprises [1]	189,378	11,021,800
IPG Photonics [1]	42,449	6,547,758
Kimball Electronics [1]	187,454	3,044,253
Littelfuse	13,000	2,299,830
Methode Electronics	10,100	288,557
MTS Systems	43,935	2,571,516
National Instruments	306,234	12,858,766
nLIGHT [1,2]	536,192	10,294,886
PC Connection	207,190	7,247,506
Sanmina Corporation [1]	188,213	5,699,090
Vishay Intertechnology	362,545	5,989,243
Vishay Precision Group [1]	99,879	4,058,084

		180,022,992

IT SERVICES - 0.8%
†Computer Services [3]	600	22,140
KBR	470,489	11,733,996
†Switch Cl. A	246,000	3,220,140
†WEX [1]	4,215	877,141

		15,853,417

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.4%
Advanced Energy Industries [1]	187,070	10,526,429
†Axcelis Technologies [1]	23,800	358,190
Brooks Automation	394,652	15,292,765
Cabot Microelectronics	150,027	16,514,972
Cirrus Logic [1]	305,910	13,368,267
Cohu	258,282	3,985,291
Diodes [1]	196,302	7,139,504
Entegris	292,999	10,934,723
FormFactor [1]	184,111	2,885,020
Kulicke & Soffa Industries	424,035	9,561,989
MKS Instruments	272,357	21,213,887
Nanometrics [1]	75,608	2,624,354
Nova Measuring Instruments [1,2]	80,704	2,065,215
Photronics [1]	168,861	1,384,660
Silicon Motion Technology ADR	145,939	6,476,773

46 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Ultra Clean Holdings [1]	101,433	$1,411,947

		125,743,986

SOFTWARE - 4.0%
ACI Worldwide [1]	349,413	11,998,842
Altair Engineering Cl. A [1,2]	109,654	4,428,925
Benefitfocus [1,2]	63,000	1,710,450
Descartes Systems Group (The) [1]	170,362	6,294,876
Everbridge [1]	46,744	4,179,849
Fair Isaac [1]	40,164	12,612,299
Five9 [1,2]	79,616	4,083,505
j2 Global [1]	80,063	7,116,800
Manhattan Associates [1]	88,430	6,130,852
QAD Cl. A	46,077	1,852,756
Qualys [1]	44,664	3,889,341
Upland Software [1,2]	170,718	7,772,791
Varonis Systems [1]	44,227	2,739,420
†Zuora Cl. A [1,2]	248,000	3,799,360

		78,610,066

Total (Cost $262,288,626)		405,137,716

MATERIALS – 8.4%
CHEMICALS - 4.2%
Balchem Corporation	136,488	13,644,705
Element Solutions [1]	858,846	8,880,468
Ingevity Corporation [1]	70,197	7,382,619
Innospec	131,901	12,034,647
Minerals Technologies	220,664	11,807,731
Quaker Chemical	119,990	24,343,571
Sensient Technologies	31,342	2,303,010
Westlake Chemical	38,600	2,681,156

		83,077,907

CONSTRUCTION MATERIALS - 0.1%
Imerys	40,000	2,120,465

CONTAINERS & PACKAGING - 0.7%
AptarGroup	94,539	11,754,979
†Packaging Corporation of America	16,100	1,534,652

		13,289,631

METALS & MINING - 2.1%
Alamos Gold Cl. A	2,135,448	12,882,318
Franco-Nevada	93,216	7,912,174
Haynes International	37,643	1,197,424
IAMGOLD Corporation [1]	800,000	2,704,000
†Mayville Engineering [1,2]	82,639	1,140,418
Pretium Resources [1]	89,701	896,633
Reliance Steel & Aluminum	141,877	13,424,402

		40,157,369

PAPER & FOREST PRODUCTS - 1.3%
Stella-Jones	731,301	26,391,726

Total (Cost $87,572,648)		165,037,098

REAL ESTATE – 2.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.8%
FRP Holdings [1]	256,203	14,288,441
Jones Lang LaSalle	16,600	2,335,454
Kennedy-Wilson Holdings	693,000	14,255,010
Marcus & Millichap [1]	444,470	13,711,899
St. Joe Company (The) [1]	247,725	4,280,688
Tejon Ranch [1]	409,408	6,792,079

Total (Cost $46,083,622)		55,663,571

UTILITIES – 0.1%
GAS UTILITIES - 0.1%
UGI Corporation	34,300	1,831,963

Total (Cost $1,012,504)		1,831,963

TOTAL COMMON STOCKS

(Cost $1,209,589,249)		1,870,587,013

REPURCHASE AGREEMENT – 4.9%
Fixed Income Clearing Corporation, 0.50% dated 6/28/19, due 7/1/19, maturity value
$95,121,963 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 4/15/22, valued at $97,022,494)

(Cost $95,118,000)		95,118,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.3%
Money Market Funds
Federated Government Obligations Fund (7 day yield-2.2655%)

(Cost $6,580,014)		6,580,014

TOTAL INVESTMENTS – 100.5%

(Cost $1,311,287,263)		1,972,285,027

LIABILITIES LESS CASH AND OTHER ASSETS – (0.5)%		(9,447,297)

NET ASSETS – 100.0%		$1,962,837,730

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 47

Schedules of Investments

Royce Premier Fund
Common Stocks – 91.3%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 5.8%
AUTO COMPONENTS - 2.7%
Dorman Products [1]	344,003	$29,976,421
LCI Industries	227,740	20,496,600

		50,473,021

DISTRIBUTORS - 1.3%
Pool Corporation	122,400	23,378,400

DIVERSIFIED CONSUMER SERVICES - 0.3%
Sotheby’s [1]	100,000	5,813,000

TEXTILES, APPAREL & LUXURY GOODS - 1.5%
Columbia Sportswear	126,600	12,680,256
Wolverine World Wide	586,100	16,141,194

		28,821,450

Total (Cost $51,480,794)		108,485,871

CONSUMER STAPLES – 1.1%
FOOD PRODUCTS - 1.1%
Cal-Maine Foods	511,100	21,323,092

Total (Cost $14,752,280)		21,323,092

ENERGY – 4.2%
ENERGY EQUIPMENT & SERVICES - 4.2%
Pason Systems	2,695,145	39,062,160
SEACOR Holdings [1]	603,935	28,692,952
TGS-NOPEC Geophysical	350,000	9,814,254

Total (Cost $70,581,141)		77,569,366

FINANCIALS – 14.5%
CAPITAL MARKETS - 9.7%
Ares Management Cl. A	1,886,400	49,367,088
Ashmore Group	7,820,400	50,601,052
Lazard Cl. A	537,316	18,478,297
Morningstar	330,647	47,824,782
TMX Group	203,694	14,170,153

		180,441,372

INSURANCE - 3.0%
Alleghany Corporation [1]	53,143	36,196,229
ProAssurance Corporation	547,865	19,783,405

		55,979,634

THRIFTS & MORTGAGE FINANCE - 1.8%
Genworth MI Canada	1,092,965	34,586,285

Total (Cost $148,167,916)		271,007,291

HEALTH CARE – 2.6%
HEALTH CARE TECHNOLOGY - 1.1%
Medidata Solutions [1]	217,346	19,671,986

LIFE SCIENCES TOOLS & SERVICES - 1.5%
Bio-Techne	138,500	28,875,865

Total (Cost $27,562,227)		48,547,851

INDUSTRIALS – 34.4%
AIR FREIGHT & LOGISTICS - 1.7%
Forward Air	538,549	31,855,173

BUILDING PRODUCTS - 1.7%
Simpson Manufacturing	479,400	31,860,924

COMMERCIAL SERVICES & SUPPLIES - 1.6%
Ritchie Bros. Auctioneers	879,509	29,217,289

CONSTRUCTION & ENGINEERING - 1.6%
Valmont Industries	242,800	30,789,468

INDUSTRIAL CONGLOMERATES - 0.9%
†Raven Industries	456,100	16,364,868

MACHINERY - 18.1%
CIRCOR International [1]	499,287	22,967,202
†Colfax Corporation [1,2]	1,243,500	34,855,305
Franklin Electric	261,983	12,444,192
Helios Technologies	757,372	35,149,635
John Bean Technologies	445,623	53,978,314
Kadant	157,444	14,297,490
Lincoln Electric Holdings	643,117	52,941,391
Lindsay Corporation	419,570	34,492,850
RBC Bearings [1]	145,900	24,337,579
Woodward	450,786	51,010,944

		336,474,902

MARINE - 3.8%
Clarkson	510,106	16,260,000
Kirby Corporation [1]	684,400	54,067,600

		70,327,600

ROAD & RAIL - 1.7%
Landstar System	287,700	31,068,723

TRADING COMPANIES & DISTRIBUTORS - 3.3%
Air Lease Cl. A	1,504,800	62,208,432

Total (Cost $362,202,819)		640,167,379

INFORMATION TECHNOLOGY – 18.7%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.9%
Anixter International [1]	231,882	13,845,674
Cognex Corporation	572,394	27,463,464
Coherent [1]	271,145	36,976,044
IPG Photonics [1]	114,024	17,588,202
National Instruments	959,700	40,297,803
†nLIGHT [1]	615,844	11,824,205

		147,995,392

IT SERVICES - 1.0%
Jack Henry & Associates	140,763	18,850,981

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.6%
Cabot Microelectronics	406,583	44,756,657
MKS Instruments	513,769	40,017,467

		84,774,124

SOFTWARE - 5.2%
Fair Isaac [1]	162,711	51,094,508
Manhattan Associates [1]	663,400	45,993,522

		97,088,030

Total (Cost $155,348,534)		348,708,527

MATERIALS – 8.8%
CHEMICALS - 4.5%
†Innospec	177,030	16,152,217
Minerals Technologies	481,785	25,780,315
Quaker Chemical	207,579	42,113,628

		84,046,160

METALS & MINING - 2.0%
Reliance Steel & Aluminum	401,528	37,992,580

PAPER & FOREST PRODUCTS - 2.3%
Stella-Jones	1,163,000	41,971,196

Total (Cost $116,477,848)		164,009,936

48 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Royce Premier Fund (continued)

	SHARES	VALUE

REAL ESTATE – 1.2%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.2%
Kennedy-Wilson Holdings	1,057,100	$21,744,547

Total (Cost $19,986,735)		21,744,547

TOTAL COMMON STOCKS

(Cost $966,560,294)		1,701,563,860

REPURCHASE AGREEMENT – 8.5%
Fixed Income Clearing Corporation, 0.50% dated 6/28/19, due 7/1/19, maturity value
$158,700,612 (collateralized by obligations of various U.S. Government Agencies, 1.75%-
1.875% due 4/30/22-5/31/22, valued at $161,870,673)

(Cost $158,694,000)		158,694,000

TOTAL INVESTMENTS – 99.8%

(Cost $1,125,254,294)		1,860,257,860

CASH AND OTHER ASSETS LESS LIABILITIES – 0.2%		3,458,102

NET ASSETS – 100.0%		$1,863,715,962

Royce Small-Cap Value Fund
Common Stocks – 93.2%
	SHARES	VALUE

COMMUNICATION SERVICES – 1.2%
MEDIA - 1.2%
Saga Communications Cl. A	66,959	$2,091,799

Total (Cost $2,987,385)		2,091,799

CONSUMER DISCRETIONARY – 14.8%
AUTO COMPONENTS - 2.8%
Gentex Corporation	57,927	1,425,583
Stoneridge [1]	26,798	845,477
†Tower International	141,108	2,751,606

		5,022,666

HOTELS, RESTAURANTS & LEISURE - 2.6%
Cheesecake Factory	19,200	839,424
Hilton Grand Vacations [1]	121,423	3,863,680

		4,703,104

HOUSEHOLD DURABLES - 0.5%
La-Z-Boy	29,498	904,409

INTERNET & DIRECT MARKETING RETAIL - 0.2%
†Points International [1]	22,700	280,345

SPECIALTY RETAIL - 6.4%
American Eagle Outfitters	113,645	1,920,600
Caleres	90,091	1,794,613
Designer Brands Cl. A	204,240	3,915,281
Shoe Carnival	138,920	3,834,192

		11,464,686

TEXTILES, APPAREL & LUXURY GOODS - 2.3%
G-III Apparel Group [1]	111,000	3,265,620
Steven Madden	26,049	884,363

		4,149,983

Total (Cost $28,219,105)		26,525,193

CONSUMER STAPLES – 1.5%
FOOD & STAPLES RETAILING - 1.5%
Village Super Market Cl. A	100,115	2,654,049

Total (Cost $2,858,090)		2,654,049

ENERGY – 2.6%
ENERGY EQUIPMENT & SERVICES - 1.4%
Helmerich & Payne	48,584	2,459,322

OIL, GAS & CONSUMABLE FUELS - 1.2%
†Alliance Resource Partners L.P.	131,792	2,237,828

Total (Cost $3,557,496)		4,697,150

FINANCIALS – 25.0%
BANKS - 12.1%
Ames National	98,189	2,660,922
Bar Harbor Bankshares	41,471	1,102,714
Camden National	78,721	3,610,932
City Holding Company	23,242	1,772,435
CNB Financial	97,401	2,750,604
Codorus Valley Bancorp	35,165	808,795
Financial Institutions	44,425	1,294,989
Landmark Bancorp	24,629	589,865
MidWestOne Financial Group	31,993	894,524
National Bankshares	64,363	2,505,652
Northrim BanCorp	54,688	1,950,174
Unity Bancorp	72,512	1,646,022

		21,587,628

CAPITAL MARKETS - 2.9%
Houlihan Lokey Cl. A	19,036	847,673
Moelis & Company Cl. A	74,495	2,603,600

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 49

Schedules of Investments

Royce Small-Cap Value Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
Pzena Investment Management Cl. A	206,553	$1,774,291

		5,225,564

INSURANCE - 2.6%
James River Group Holdings	18,622	873,372
Kingstone Companies	136,623	1,181,789
Reinsurance Group of America	17,036	2,658,127

		4,713,288

THRIFTS & MORTGAGE FINANCE - 7.4%
Genworth MI Canada	109,389	3,461,555
Southern Missouri Bancorp	46,154	1,607,544
Timberland Bancorp	51,174	1,529,079
TrustCo Bank Corp. NY	397,150	3,145,428
WSFS Financial	85,226	3,519,834

		13,263,440

Total (Cost $35,982,318)		44,789,920

HEALTH CARE – 1.0%
HEALTH CARE PROVIDERS & SERVICES - 1.0%
AMN Healthcare Services [1]	14,817	803,822
Ensign Group (The)	19,165	1,090,872

Total (Cost $1,014,421)		1,894,694

INDUSTRIALS – 30.2%
AEROSPACE & DEFENSE - 0.9%
Magellan Aerospace	127,700	1,589,485

AIRLINES - 5.3%
Allegiant Travel	27,080	3,885,980
Hawaiian Holdings	103,714	2,844,875
Spirit Airlines [1,2]	58,198	2,777,791

		9,508,646

BUILDING PRODUCTS - 1.1%
Apogee Enterprises	44,487	1,932,515

COMMERCIAL SERVICES & SUPPLIES - 2.6%
Herman Miller	46,399	2,074,035
Kimball International Cl. B	149,574	2,607,075

		4,681,110

CONSTRUCTION & ENGINEERING - 0.5%
Comfort Systems USA	17,138	873,867

ELECTRICAL EQUIPMENT - 1.0%
EnerSys	26,920	1,844,020

MACHINERY - 7.4%
Alamo Group	8,663	865,694
†Commercial Vehicle Group [1]	316,315	2,536,846
Federal Signal	32,810	877,667
Meritor [1]	182,168	4,417,574
Miller Industries	144,301	4,437,256
Wabash National	3,626	58,995

		13,194,032

PROFESSIONAL SERVICES - 5.7%
Heidrick & Struggles International	85,545	2,563,784
Kforce	42,541	1,492,764
Korn Ferry	63,293	2,536,150
Resources Connection	106,885	1,711,229
Robert Half International	18,416	1,049,896
TrueBlue [1]	39,500	871,370

		10,225,193

ROAD & RAIL - 4.7%
ArcBest	99,756	2,804,141
Old Dominion Freight Line	5,964	890,187
Saia [1]	28,041	1,813,412
Werner Enterprises	91,154	2,833,066

		8,340,806

TRADING COMPANIES & DISTRIBUTORS - 1.0%
†BMC Stock Holdings [1]	86,207	1,827,588

Total (Cost $46,680,385)		54,017,262

INFORMATION TECHNOLOGY – 15.4%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 10.1%
Benchmark Electronics	35,084	881,310
Fabrinet [1]	32,454	1,611,990
Insight Enterprises [1]	75,583	4,398,931
PC Connection	86,676	3,031,927
Sanmina Corporation [1]	109,941	3,329,013
Vishay Intertechnology	188,939	3,121,272
†Vishay Precision Group [1]	44,981	1,827,578

		18,202,021

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.3%
Advanced Energy Industries [1]	34,852	1,961,122
Kulicke & Soffa Industries	154,469	3,483,276
MKS Instruments	43,980	3,425,602
Silicon Motion Technology ADR	13,001	576,985

		9,446,985

Total (Cost $20,764,117)		27,649,006

MATERIALS – 0.5%
METALS & MINING - 0.5%
†Mayville Engineering [1]	63,574	877,321

Total (Cost $917,999)		877,321

REAL ESTATE – 1.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Marcus & Millichap [1]	57,900	1,786,215

Total (Cost $1,669,470)		1,786,215

TOTAL COMMON STOCKS

(Cost $144,650,786)		166,982,609

REPURCHASE AGREEMENT – 6.7%
Fixed Income Clearing Corporation, 0.50% dated 6/28/19, due 7/1/19, maturity value
$11,918,497 (collateralized by obligations of various U.S. Government Agencies, 1.75%
due 5/31/22, valued at $12,159,570)

(Cost $11,918,000)		11,918,000

TOTAL INVESTMENTS – 99.9%

(Cost $156,568,786)		178,900,609

CASH AND OTHER ASSETS LESS LIABILITIES – 0.1%		194,514

NET ASSETS – 100.0%		$179,095,123

50 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Royce Smaller-Companies Growth Fund
Common Stocks – 94.2%
	SHARES	VALUE

COMMUNICATION SERVICES – 2.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
Bandwidth Cl. A [1]	35,000	$2,625,700

ENTERTAINMENT - 1.2%
†Sea Cl. A ADR [1,2]	108,000	3,587,760

MEDIA - 0.7%
Marchex Cl. B [1]	413,099	1,941,565

Total (Cost $3,575,056)		8,155,025

CONSUMER DISCRETIONARY – 10.1%
DIVERSIFIED CONSUMER SERVICES - 0.8%
†Bright Horizons Family Solutions [1]	15,000	2,263,050

HOTELS, RESTAURANTS & LEISURE - 0.7%
Texas Roadhouse	36,000	1,932,120

HOUSEHOLD DURABLES - 3.1%
†Cavco Industries [1]	10,000	1,575,400
Lovesac Company (The) [1]	167,666	5,209,383
†Skyline Champion [1]	72,000	1,971,360

		8,756,143

INTERNET & DIRECT MARKETING RETAIL - 1.1%
†Etsy [1]	32,000	1,963,840
†Waitr Holdings [1,2]	189,400	1,191,326

		3,155,166

LEISURE PRODUCTS - 0.5%
Callaway Golf	85,000	1,458,600

MULTILINE RETAIL - 0.5%
Ollies Bargain Outlet Holdings [1]	16,000	1,393,760

SPECIALTY RETAIL - 2.9%
Carvana Cl. A [1,2]	28,000	1,752,520
Five Below [1]	11,000	1,320,220
Monro	62,000	5,288,600

		8,361,340

TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Columbia Sportswear	15,000	1,502,400

Total (Cost $22,043,699)		28,822,579

CONSUMER STAPLES – 1.6%
FOOD PRODUCTS - 1.2%
Freshpet [1,2]	73,000	3,322,230

PERSONAL PRODUCTS - 0.4%
†CV Sciences [1,2,3]	300,000	1,221,000

Total (Cost $2,814,464)		4,543,230

ENERGY – 0.9%
OIL, GAS & CONSUMABLE FUELS - 0.9%
Magnolia Oil & Gas Cl. A [1,2]	128,000	1,482,240
Viper Energy Partners L.P.	35,000	1,078,700

Total (Cost $2,619,610)		2,560,940

FINANCIALS – 7.5%
BANKS - 3.9%
Enterprise Financial Services	41,500	1,726,400
Seacoast Banking Corporation of Florida [1]	82,000	2,086,080
Southern National Bancorp of Virginia	59,000	903,290
TriState Capital Holdings [1]	240,057	5,122,816
Webster Financial	26,000	1,242,020

		11,080,606

CAPITAL MARKETS - 2.0%
MarketAxess Holdings	9,000	2,892,780
Northern Trust	22,000	1,980,000
PJT Partners Cl. A	18,000	729,360

		5,602,140

DIVERSIFIED FINANCIAL SERVICES - 0.2%
†Black Ridge Acquisition [1,2]	68,000	698,360

THRIFTS & MORTGAGE FINANCE - 1.4%
LendingTree [1]	8,000	3,360,240
OceanFirst Financial	29,000	720,650

		4,080,890

Total (Cost $15,921,544)		21,461,996

HEALTH CARE – 24.0%
BIOTECHNOLOGY - 8.1%
†Avid Bioservices [1]	300,000	1,680,000
CareDx [1]	25,000	899,750
Myriad Genetics [1]	176,000	4,889,280
†Natera [1,2]	37,000	1,020,460
Oxford Biomedica [1]	224,000	1,965,678
REGENXBIO [1,2]	60,000	3,082,200
uniQure [1]	60,000	4,689,000
Veracyte [1]	172,150	4,907,997

		23,134,365

HEALTH CARE EQUIPMENT & SUPPLIES - 6.7%
Apyx Medical [1]	272,415	1,830,629
CONMED Corporation	29,000	2,481,530
CryoPort [1]	240,198	4,400,427
Penumbra [1]	17,000	2,720,000
ViewRay [1]	463,000	4,079,030
West Pharmaceutical Services	29,000	3,629,350

		19,140,966

HEALTH CARE PROVIDERS & SERVICES - 3.9%
Addus HomeCare [1]	30,000	2,248,500
†Ensign Group (The)	25,000	1,423,000
HealthEquity [1]	19,000	1,242,600
†Joint Corp. (The) [1]	140,000	2,548,000
PetIQ Cl. A [1,2]	77,000	2,537,920
†Providence Service [1]	22,000	1,261,480

		11,261,500

HEALTH CARE TECHNOLOGY - 0.2%
Tabula Rasa HealthCare [1,2]	15,000	748,950

LIFE SCIENCES TOOLS & SERVICES - 3.8%
Fluidigm Corporation [1,2]	185,400	2,284,128
Harvard Bioscience [1]	508,600	1,017,200
†Medpace Holdings [1]	4,000	261,680
†PureTech Health [1]	492,170	1,425,070
Quanterix Corporation [1]	177,600	6,001,104

		10,989,182

PHARMACEUTICALS - 1.3%
†Evolus [1,2]	128,000	1,871,360
Intersect ENT [1]	77,000	1,752,520

		3,623,880

Total (Cost $51,073,883)		68,898,843

INDUSTRIALS – 8.6%
AEROSPACE & DEFENSE - 1.7%
AeroVironment [1,2]	9,500	539,315
BWX Technologies	33,000	1,719,300
Cubic Corporation	43,000	2,772,640

		5,031,255

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 51

Schedules of Investments

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
AIR FREIGHT & LOGISTICS - 0.7%
Atlas Air Worldwide Holdings [1]	43,000	$1,919,520

BUILDING PRODUCTS - 0.8%
DIRTT Environmental Solutions [1]	388,000	2,207,323

ELECTRICAL EQUIPMENT - 0.9%
American Superconductor [1]	202,349	1,877,799
†Vicor [1]	22,000	683,100

		2,560,899

MACHINERY - 0.9%
Proto Labs [1]	7,000	812,140
Woodward	15,000	1,697,400

		2,509,540

MARINE - 0.5%
Clarkson	46,976	1,497,394

PROFESSIONAL SERVICES - 2.1%
GP Strategies [1]	398,282	6,006,093

TRADING COMPANIES & DISTRIBUTORS - 1.0%
Lawson Products [1]	83,000	3,048,590

Total (Cost $23,326,872)		24,780,614

INFORMATION TECHNOLOGY – 36.1%
COMMUNICATIONS EQUIPMENT - 1.2%
Lumentum Holdings [1,2]	63,000	3,364,830

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.2%
Airgain [1,2]	156,411	2,213,216
FLIR Systems	48,600	2,629,260
Iteris [1,2]	1,607,000	8,308,190
Knowles Corporation [1,2]	132,000	2,416,920
Rogers Corporation [1]	5,000	862,900
†Vishay Precision Group [1]	36,000	1,462,680

		17,893,166

IT SERVICES - 3.1%
Twilio Cl. A [1,2]	10,000	1,363,500
Unisys Corporation [1]	503,000	4,889,160
USA Technologies [1]	345,000	2,563,350

		8,816,010

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.6%
Ambarella [1]	14,000	617,820
AXT [1]	393,000	1,556,280
Brooks Automation	81,000	3,138,750
CyberOptics Corporation [1]	137,000	2,223,510
Enphase Energy [1,2]	139,000	2,533,970
†First Solar [1,2]	23,000	1,510,640
MagnaChip Semiconductor [1]	249,961	2,587,096
†Nanometrics [1]	61,000	2,117,310
Silicon Laboratories [1]	29,000	2,998,600
Universal Display	13,000	2,444,780

		21,728,756

SOFTWARE - 18.0%
Alarm.com Holdings [1,2]	32,000	1,712,000
Avalara [1]	38,000	2,743,600
†Blue Prism Group [1]	38,000	666,927
†Coupa Software [1,2]	27,000	3,418,470
†Descartes Systems Group (The) [1]	38,000	1,404,100
Envestnet [1,2]	22,000	1,504,140
Everbridge [1]	41,000	3,666,220
Five9 [1]	40,000	2,051,600
ForeScout Technologies [1]	59,000	1,997,740
LivePerson [1]	90,000	2,523,600
Manhattan Associates [1]	42,000	2,911,860
Materialise ADR [1,2]	270,577	5,281,663
†Mimecast [1]	31,000	1,448,010
†Mitek Systems [1,2]	206,000	2,047,640
Paylocity Holding Corporation [1]	89,786	8,423,722
Pluralsight Cl. A [1,2]	65,000	1,970,800
QAD Cl. A	45,000	1,809,450
RingCentral Cl. A [1]	31,000	3,562,520
†Workiva Cl. A [1]	28,000	1,626,520
Yext [1,2]	47,000	944,230

		51,714,812

Total (Cost $74,904,576)		103,517,574

REAL ESTATE – 2.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.6%
Community Healthcare Trust	128,000	5,044,480
†Postal Realty Trust Cl. A	155,000	2,441,250

Total (Cost $4,718,217)		7,485,730

TOTAL COMMON STOCKS

(Cost $200,997,921)		270,226,531

REPURCHASE AGREEMENT – 6.7%
Fixed Income Clearing Corporation, 0.50% dated 6/28/19, due 7/1/19, maturity value
$19,267,803 (collateralized by obligations of various U.S. Government Agencies, 1.75%
due 5/31/22, valued at $19,656,636)

(Cost $19,267,000)		19,267,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.9%
Money Market Funds
Federated Government Obligations Fund (7 day yield-2.2655%)

(Cost $11,043,679)		11,043,679

TOTAL INVESTMENTS – 104.8%

(Cost $231,308,600)		300,537,210

LIABILITIES LESS CASH AND OTHER ASSETS – (4.8)%		(13,629,391)

NET ASSETS – 100.0%		$286,907,819

52 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Royce Special Equity Fund
Common Stocks – 79.2%
	SHARES	VALUE

COMMUNICATION SERVICES – 10.5%
MEDIA - 10.5%
Meredith Corporation	1,350,000	$74,331,000
Scholastic Corporation	1,590,000	52,851,600

Total (Cost $99,960,281)		127,182,600

CONSUMER DISCRETIONARY – 20.0%
AUTO COMPONENTS - 9.9%
Cooper Tire & Rubber	1,005,000	31,707,750
Gentex Corporation	1,020,000	25,102,200
Standard Motor Products [5]	1,380,000	62,569,200

		119,379,150

AUTOMOBILES - 1.3%
Winnebago Industries	420,000	16,233,000

HOTELS, RESTAURANTS & LEISURE - 0.5%
Bowl America Cl. A [5]	375,000	5,962,500

HOUSEHOLD DURABLES - 3.7%
Bassett Furniture Industries	511,000	7,792,750
Flexsteel Industries [5]	775,000	13,221,500
Hooker Furniture [5]	1,155,000	23,816,100

		44,830,350

LEISURE PRODUCTS - 0.9%
Johnson Outdoors Cl. A	146,845	10,950,232

SPECIALTY RETAIL - 3.7%
Children’s Place	325,000	30,998,500
Haverty Furniture	811,000	13,811,330

		44,809,830

Total (Cost $219,661,445)		242,165,062

CONSUMER STAPLES – 8.5%
FOOD & STAPLES RETAILING - 2.9%
Weis Markets	955,000	34,771,550

FOOD PRODUCTS - 5.6%
John B. Sanfilippo & Son [5]	845,000	67,338,050

Total (Cost $83,051,551)		102,109,600

ENERGY – 0.6%
ENERGY EQUIPMENT & SERVICES - 0.6%
RPC	1,048,300	7,558,243

Total (Cost $14,156,500)		7,558,243

INDUSTRIALS – 17.9%
AEROSPACE & DEFENSE - 3.3%
National Presto Industries [5]	423,000	39,461,670

BUILDING PRODUCTS - 1.9%
Insteel Industries [5]	1,094,417	22,785,762

COMMERCIAL SERVICES & SUPPLIES - 1.4%
Ennis	850,900	17,460,468

CONSTRUCTION & ENGINEERING - 1.0%
Argan	312,500	12,675,000

ELECTRICAL EQUIPMENT - 5.7%
Hubbell Incorporated	529,000	68,981,600

MACHINERY - 3.9%
Gencor Industries [1,5]	1,148,225	14,926,925
Hurco Companies [5]	630,000	22,402,800
Miller Industries	316,000	9,717,000

		47,046,725

PROFESSIONAL SERVICES - 0.7%
Resources Connection	529,269	8,473,596

Total (Cost $142,753,442)		216,884,821

INFORMATION TECHNOLOGY – 12.9%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.1%
AVX Corporation	2,370,000	39,342,000
Vishay Intertechnology	1,355,000	22,384,600

		61,726,600

IT SERVICES - 4.9%
Computer Services [3,5]	1,600,000	59,040,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.9%
Axcelis Technologies [1]	502,500	7,562,625
Kulicke & Soffa Industries	1,200,000	27,060,000

		34,622,625

Total (Cost $109,040,540)		155,389,225

MATERIALS – 5.3%
CHEMICALS - 2.2%
Huntsman Corporation	1,295,000	26,469,800

PAPER & FOREST PRODUCTS - 3.1%
Louisiana-Pacific	650,000	17,043,000
†Mercer International	340,000	5,259,800
†Verso Corporation Cl. A [1]	820,000	15,621,000

		37,923,800

Total (Cost $63,461,917)		64,393,600

REAL ESTATE – 3.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.5%
Marcus & Millichap [1]	1,375,000	42,418,750

Total (Cost $37,589,909)		42,418,750

TOTAL COMMON STOCKS

(Cost $769,675,585)		958,101,901

REPURCHASE AGREEMENT – 20.8%
Fixed Income Clearing Corporation, 0.50% dated 6/28/19, due 7/1/19, maturity value
$251,974,499 (collateralized by obligations of various U.S. Government Agencies, 1.75%
due 5/31/22, valued at $257,003,623)

(Cost $251,964,000)		251,964,000

TOTAL INVESTMENTS – 100.0%

(Cost $1,021,639,585)		1,210,065,901

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%		(418,609)

NET ASSETS – 100.0%		$1,209,647,292

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 53

Schedules of Investments

Royce Total Return Fund
Common Stocks – 98.0%
	SHARES	VALUE

COMMUNICATION SERVICES – 2.4%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
ATN International	153,681	$8,872,004
IDT Corporation Cl. B [1]	113,033	1,070,423

		9,942,427

MEDIA - 1.7%
Gannett Company	179,006	1,460,689
Meredith Corporation	352,935	19,432,601
Saga Communications Cl. A	170,341	5,321,453

		26,214,743

WIRELESS TELECOMMUNICATION SERVICES - 0.1%
Telephone and Data Systems	46,859	1,424,513

Total (Cost $32,782,544)		37,581,683

CONSUMER DISCRETIONARY – 6.2%
AUTO COMPONENTS - 2.2%
Gentex Corporation	568,414	13,988,669
LCI Industries	86,470	7,782,300
Nokian Renkaat	142,529	4,450,435
Standard Motor Products	75,682	3,431,422
Superior Industries International	118,569	410,249
†Tower International	205,758	4,012,281

		34,075,356

AUTOMOBILES - 0.3%
Thor Industries	82,313	4,811,195

DISTRIBUTORS - 0.4%
†Core-Mark Holding	16,260	645,847
Weyco Group	218,847	5,845,404

		6,491,251

HOTELS, RESTAURANTS & LEISURE - 0.1%
Cheesecake Factory	58,439	2,554,953

HOUSEHOLD DURABLES - 0.8%
Ethan Allen Interiors	404,341	8,515,421
La-Z-Boy	122,733	3,762,994

		12,278,415

MULTILINE RETAIL - 0.1%
Big Lots	14,422	412,613
Dillard’s Cl. A	12,385	771,338

		1,183,951

SPECIALTY RETAIL - 2.1%
Aaron’s	32,580	2,000,738
American Eagle Outfitters	251,623	4,252,429
Bed Bath & Beyond	129,024	1,499,259
Buckle (The)	91,404	1,582,203
Caleres	270,145	5,381,288
Cato Corporation (The) Cl. A	67,507	831,686
Chico’s FAS	132,453	446,367
Designer Brands Cl. A	321,519	6,163,519
Penske Automotive Group	89,968	4,255,486
Shoe Carnival	222,341	6,136,612

		32,549,587

TEXTILES, APPAREL & LUXURY GOODS - 0.2%
J.G. Boswell Company [3]	982	588,218
Movado Group	40,033	1,080,891
Steven Madden	42,651	1,448,001

		3,117,110

Total (Cost $81,704,231)		97,061,818

CONSUMER STAPLES – 3.9%
BEVERAGES - 0.1%
Compania Cervecerias Unidas ADR	82,206	2,322,320

FOOD & STAPLES RETAILING - 1.0%
Village Super Market Cl. A	564,625	14,968,209

FOOD PRODUCTS - 2.6%
Flowers Foods	260,538	6,062,720
Fresh Del Monte Produce	181,935	4,903,148
Hershey Creamery [3]	677	2,775,700
Lancaster Colony	47,107	7,000,100
Tootsie Roll Industries	514,354	18,995,093

		39,736,761

HOUSEHOLD PRODUCTS - 0.1%
WD-40 Company	9,107	1,448,377

PERSONAL PRODUCTS - 0.1%
Nu Skin Enterprises Cl. A	29,448	1,452,375

Total (Cost $40,072,549)		59,928,042

ENERGY – 3.7%
ENERGY EQUIPMENT & SERVICES - 2.5%
Core Laboratories	47,800	2,498,984
Helmerich & Payne	149,331	7,559,135
Pason Systems	598,496	8,674,319
RPC	166,558	1,200,883
SEACOR Marine Holdings [1]	252,849	3,782,621
TGS-NOPEC Geophysical	530,159	14,866,043

		38,581,985

OIL, GAS & CONSUMABLE FUELS - 1.2%
Alliance Resource Partners L.P.	245,211	4,163,683
†Arch Coal	9,444	889,719
†Brigham Minerals Cl. A [1]	50,000	1,073,000
Dorchester Minerals L.P.	249,438	4,567,210
PBF Energy Cl. A	69,310	2,169,403
Permian Basin Royalty Trust	659,344	4,015,405
Sabine Royalty Trust	8,810	424,378
San Juan Basin Royalty Trust	534,344	2,046,537

		19,349,335

Total (Cost $56,067,564)		57,931,320

FINANCIALS – 34.5%
BANKS - 11.9%
Ames National	256,157	6,941,855
Associated Banc-Corp	375,194	7,931,601
Bank of Hawaii	238,655	19,786,886
Bank of N.T. Butterfield & Son	46,729	1,586,917
Bank OZK	111,620	3,358,646
Bar Harbor Bankshares	159,013	4,228,156
BLOM Bank Cl. B GDR	225,597	1,635,578
BOK Financial	259,091	19,556,189
†Cadence Bancorporation Cl.	45,902	954,762
Camden National	177,950	8,162,567
Canadian Western Bank	498,441	11,369,121
City Holding Company	56,435	4,303,733
CNB Financial	208,572	5,890,073
Codorus Valley Bancorp	105,097	2,417,231
Farmers & Merchants Bank of Long Beach [3]	403	3,344,900
Financial Institutions	172,953	5,041,580
First Citizens BancShares Cl. A	58,797	26,474,525
First National Bank Alaska [3]	24,310	5,737,160
First of Long Island (The)	82,656	1,659,733
Hanmi Financial	113,832	2,535,039
Landmark Bancorp	97,118	2,325,976
MidWestOne Financial Group	120,865	3,379,385

54 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Royce Total Return Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
National Bankshares	123,865	$4,822,064
Northrim BanCorp	128,900	4,596,574
Peapack-Gladstone Financial	403,576	11,348,557
Popular	223,226	12,107,778
Unity Bancorp	153,942	3,494,483

		184,991,069

CAPITAL MARKETS - 10.8%
AllianceBernstein Holding L.P.	371,187	11,031,678
Ares Management Cl. A	1,007,713	26,371,849
Artisan Partners Asset Management Cl. A	179,935	4,951,811
Ashmore Group	2,259,996	14,623,060
Associated Capital Group Cl. A	158,592	5,931,341
Bolsa Mexicana de Valores	4,831,182	9,116,791
Cohen & Steers	301,740	15,521,506
Coronation Fund Managers	470,890	1,494,411
Egyptian Financial Group-Hermes Holding Company	1,298,385	1,337,659
Federated Investors Cl. B	318,615	10,354,988
GAMCO Investors Cl. A	155,498	2,980,897
Houlihan Lokey Cl. A	31,068	1,383,458
Moelis & Company Cl. A	125,643	4,391,223
Morningstar	10,252	1,482,849
MVC Capital	271,389	2,499,493
Och-Ziff Capital Management Group Cl. A	57,638	1,323,368
Pzena Investment Management Cl. A	369,841	3,176,934
Rothschild & Co	56,542	1,832,377
Sprott	3,448,362	8,874,025
TMX Group	266,024	18,506,194
Value Partners Group	9,631,870	6,423,959
Virtu Financial Cl. A	373,089	8,125,878
Vontobel Holding	64,993	3,615,161
Waddell & Reed Financial Cl. A	85,811	1,430,469
Westwood Holdings Group	34,794	1,224,749

		168,006,128

DIVERSIFIED FINANCIAL SERVICES - 0.2%
First Pacific	638,477	259,095
Jefferies Financial Group	163,003	3,134,547

		3,393,642

INSURANCE - 9.3%
Alleghany Corporation [1]	24,880	16,946,017
Assured Guaranty	254,266	10,699,513
E-L Financial	41,252	23,468,168
Employers Holdings	65,753	2,779,379
Erie Indemnity Cl. A	171,214	43,536,296
First American Financial	65,911	3,539,421
Horace Mann Educators	16,191	652,335
James River Group Holdings	29,569	1,386,786
Kingstone Companies	213,240	1,844,526
Mercury General	61,295	3,830,938
National Western Life Group Cl. A	5,120	1,315,840
ProAssurance Corporation	306,323	11,061,324
Reinsurance Group of America	27,754	4,330,457
RLI Corp.	109,744	9,406,158
State Auto Financial	170,867	5,980,345
Universal Insurance Holdings	43,073	1,201,737
White Mountains Insurance Group	2,042	2,085,821

		144,065,061

THRIFTS & MORTGAGE FINANCE - 2.3%
Genworth MI Canada	341,750	10,814,494
New York Community Bancorp	380,167	3,794,067
Southern Missouri Bancorp	109,788	3,823,916
Timberland Bancorp	149,242	4,459,351
TrustCo Bank Corp. NY	882,333	6,988,077
WSFS Financial	161,188	6,657,064

		36,536,969

Total (Cost $339,724,858)		536,992,869

HEALTH CARE – 1.3%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
Atrion Corporation	5,195	4,429,984
Hill-Rom Holdings	96,796	10,126,798
Meridian Bioscience [1]	70,141	833,275

		15,390,057

HEALTH CARE PROVIDERS & SERVICES - 0.3%
Chemed Corporation	7,870	2,839,811
Ensign Group (The)	29,849	1,699,005

		4,538,816

Total (Cost $6,342,070)		19,928,873

INDUSTRIALS – 25.9%
AEROSPACE & DEFENSE - 1.8%
HEICO Corporation	186,333	24,933,219
Magellan Aerospace	206,621	2,571,816

		27,505,035

AIRLINES - 0.8%
Allegiant Travel	47,808	6,860,448
Hawaiian Holdings	197,734	5,423,844

		12,284,292

BUILDING PRODUCTS - 0.2%
Apogee Enterprises	71,874	3,122,206

COMMERCIAL SERVICES & SUPPLIES - 5.9%
ABM Industries	335,937	13,437,480
†ACCO Brands	102,401	805,896
Ennis	79,697	1,635,383
Herman Miller	73,660	3,292,602
HNI Corporation	302,138	10,689,642
Kimball International Cl. B	789,026	13,752,723
McGrath RentCorp	233,734	14,526,568
MSA Safety	110,691	11,665,725
Ritchie Bros. Auctioneers	548,937	18,235,687
Tetra Tech	19,208	1,508,788
UniFirst Corporation	14,196	2,676,940

		92,227,434

CONSTRUCTION & ENGINEERING - 1.4%
Arcosa	159,334	5,995,738
Argan	175,250	7,108,140
Comfort Systems USA	87,414	4,457,240
EMCOR Group	48,130	4,240,253

		21,801,371

ELECTRICAL EQUIPMENT - 2.0%
EnerSys	43,556	2,983,586
†GrafTech International	70,887	815,201
Hubbell Incorporated	150,653	19,645,151
Preformed Line Products	144,119	8,001,487

		31,445,425

INDUSTRIAL CONGLOMERATES - 0.9%
Raven Industries	383,640	13,765,003

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 55

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY - 8.5%
Alamo Group	20,373	$2,035,874
Federal Signal	52,872	1,414,326
Franklin Electric	329,956	15,672,910
Gorman-Rupp Company (The)	289,740	9,512,164
Helios Technologies	131,474	6,101,708
Hillenbrand	22,552	892,383
Kadant	21,227	1,927,624
Lincoln Electric Holdings	125,101	10,298,314
Lindsay Corporation	134,781	11,080,346
Miller Industries	279,767	8,602,835
Mueller Industries	217,867	6,376,967
Nordson Corporation	33,295	4,704,917
Standex International	29,164	2,133,055
Starrett (L.S.) Company (The) Cl. A [1]	300,499	1,989,303
Tennant Company	246,943	15,112,912
Trinity Industries	478,003	9,918,562
Wabash National	599,192	9,748,854
Woodward	135,353	15,316,546

		132,839,600

MARINE - 1.0%
Clarkson	473,771	15,101,795

PROFESSIONAL SERVICES - 2.1%
Exponent	29,651	1,735,769
Forrester Research [1]	28,805	1,354,699
Heidrick & Struggles International	172,748	5,177,258
Kforce	66,394	2,329,765
Korn Ferry	113,041	4,529,553
ManpowerGroup	123,533	11,933,288
Resources Connection	172,665	2,764,367
Robert Half International	50,585	2,883,851

		32,708,550

ROAD & RAIL - 0.6%
ArcBest	194,138	5,457,219
Werner Enterprises	144,436	4,489,071

		9,946,290

TRADING COMPANIES & DISTRIBUTORS - 0.7%
Air Lease Cl. A	108,346	4,479,024
Applied Industrial Technologies	38,846	2,390,194
Systemax	175,754	3,894,709

		10,763,927

Total (Cost $187,769,034)		403,510,928

INFORMATION TECHNOLOGY – 5.4%
COMMUNICATIONS EQUIPMENT - 0.1%
ADTRAN	118,908	1,813,347

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.4%
AVX Corporation	781,325	12,969,995
Bel Fuse Cl. A	18,080	265,776
Benchmark Electronics	57,483	1,443,973
Methode Electronics	497,870	14,224,146
National Instruments	210,741	8,849,014
PC Connection	175,961	6,155,116
Vishay Intertechnology	511,605	8,451,715

		52,359,735

IT SERVICES - 0.8%
KBR	428,746	10,692,925
MAXIMUS	34,023	2,468,029

		13,160,954

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
Kulicke & Soffa Industries	223,826	5,047,276
MKS Instruments	56,852	4,428,202
Silicon Motion Technology ADR	33,921	1,505,414

		10,980,892

SOFTWARE - 0.4%
Ebix	32,270	1,620,599
j2 Global [1]	53,039	4,714,637

		6,335,236

Total (Cost $58,067,577)		84,650,164

MATERIALS – 10.4%
CHEMICALS - 5.5%
Albemarle Corporation	89,218	6,281,839
Balchem Corporation	117,521	11,748,574
Cabot Corporation	276,359	13,185,088
Chase Corporation	123,178	13,258,880
FutureFuel Corporation	86,343	1,009,350
Minerals Technologies	175,307	9,380,678
Quaker Chemical	144,546	29,325,493
Trinseo	41,027	1,737,083

		85,926,985

CONTAINERS & PACKAGING - 1.8%
AptarGroup	70,061	8,711,385
Mayr-Melnhof Karton	40,544	5,098,946
Sonoco Products	230,885	15,086,026

		28,896,357

METALS & MINING - 2.6%
Carpenter Technology	108,024	5,182,991
Ferroglobe (Warranty Insurance Trust) [1,4]	569,803	0
Franco-Nevada	64,859	5,505,232
Gold Fields ADR	1,181,593	6,392,418
Haynes International	225,684	7,179,008
Royal Gold	16,191	1,659,416
Schnitzer Steel Industries Cl. A	97,989	2,564,372
Worthington Industries	284,773	11,464,961

		39,948,398

PAPER & FOREST PRODUCTS - 0.5%
Domtar Corporation	91,213	4,061,715
Neenah	31,558	2,131,743
Schweitzer-Mauduit International	42,551	1,411,842

		7,605,300

Total (Cost $76,624,801)		162,377,040

REAL ESTATE – 1.2%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.2%
Lexington Realty Trust	284,440	2,676,580

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Kennedy-Wilson Holdings	779,908	16,042,708

Total (Cost $16,740,467)		18,719,288

UTILITIES – 3.1%
ELECTRIC UTILITIES - 0.7%
ALLETE	125,812	10,468,816
†Spark Energy Cl. A	72,101	806,810

		11,275,626

WATER UTILITIES - 2.4%
Aqua America	356,185	14,735,373
SJW Group	286,362	17,402,219

56 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Royce Total Return Fund (continued)

	SHARES	VALUE

UTILITIES (continued)
WATER UTILITIES (continued)
York Water	129,330	$4,619,668

		36,757,260

Total (Cost $16,202,043)		48,032,886

TOTAL COMMON STOCKS

(Cost $912,097,738)		1,526,714,911

	PRINCIPAL
	AMOUNT

CORPORATE BONDS – 0.3%
Meritor 6.25%
due 2/15/24	$825,000	848,719
Unit Corporation 6.625%
due 5/15/21	4,269,155	3,863,585

TOTAL CORPORATE BONDS

(Cost $4,734,733)		4,712,304

REPURCHASE AGREEMENT – 1.6%
Fixed Income Clearing Corporation, 0.50% dated 6/28/19, due 7/1/19, maturity value
$24,773,032 (collateralized by obligations of various U.S. Government Agencies, 1.75%
due 5/31/22, valued at $25,270,671)

(Cost $24,772,000)		24,772,000

TOTAL INVESTMENTS – 99.9%

(Cost $941,604,471)		1,556,199,215

CASH AND OTHER ASSETS LESS LIABILITIES – 0.1%		1,583,620

NET ASSETS – 100.0%		$1,557,782,835

ADR- American Depository Receipt

†	New additions in 2019.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at June 30, 2019.
[3]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]
Securities for which market quotations are not readily available represent 0.0%, 0.6%, 0.0% and 0.0% of net assets for Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Pennsylvania Mututal Fund and Royce Total Return Fund. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[5]
At June 30, 2019, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Securities of Royce International Premier Fund are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2019, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 57

Statements of Assets and Liabilities

		Royce Global
	Royce Dividend	Financial Services	Royce International	Royce Low-Priced
	Value Fund	Fund	Premier Fund	Stock Fund

ASSETS:
Investments at value (including collateral on loaned securities)[1]

Non-Affiliated Companies	$108,278,909	$38,117,548	$582,895,243	$199,040,371

Repurchase agreements (at cost and value)	1,286,000	1,238,000	29,373,000	14,612,000

Cash and foreign currency[2]	45,263	27	141,189	8,394

Receivable for investments sold	13,973	–	5,182,957	2,099,600

Receivable for capital shares sold	21,336	9,776	10,586,181	8,105

Receivable for dividends and interest	131,537	116,135	1,105,887	80,091

Receivable for securities lending income	–	–	–	28,796

Prepaid expenses and other assets	2,161	1,184	5,784	–

Total Assets	109,779,179	39,482,670	629,290,241	215,877,357

LIABILITIES:
Payable for collateral on loaned securities	–	–	–	1,601,437

Payable for investments purchased	–	–	22,996,137	–

Payable for capital shares redeemed	78,772	31,147	251,693	153,519

Payable for investment advisory fees	74,297	31,623	432,779	170,076

Payable for trustees’ fees	6,007	1,930	14,273	8,617

Accrued expenses	75,829	46,712	62,806	566,102

Total Liabilities	234,905	111,412	23,757,688	2,499,751

Net Assets	$109,544,274	$39,371,258	$605,532,553	$213,377,606

ANALYSIS OF NET ASSETS:
Paid-in capital	$56,206,138	$29,928,904	$600,647,682	$171,237,632

Total distributable earnings (loss)	53,338,136	9,442,354	4,884,871	42,139,974

Net Assets	$109,544,274	$39,371,258	$605,532,553	$213,377,606

Investment Class	$80,163,063		$374,280,682	$50,438,997

Service Class	27,046,786	$33,063,154	59,628,996	162,938,609

Consultant Class	1,556,251		9,620,893

Institutional Class	778,174	6,308,104	162,001,982

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	11,992,917		27,042,126	6,905,293

Service Class	3,923,914	3,476,578	3,609,942	22,475,937

Consultant Class	198,221		540,948

Institutional Class	118,266	513,604	11,697,686

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$6.68		$13.84	$7.30

Service Class[3]	6.89	$9.51	16.52	7.25

Consultant Class[4]	7.85		17.79

Institutional Class[5]	6.58	12.28	13.85

Investments at identified cost	$65,008,678	$27,652,167	$517,088,407	$156,837,063

Market value of loaned securities[6]	–	–	–	9,782,086

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[2]	Royce International Premier Fund includes $626 in cash and $140,563 (cost $140,482) in foreign currency.
[3]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce International Premier Fund), payable to the Fund.
[4]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[5]	Offering and redemption price per share.
[6]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

58 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

	Royce Micro-Cap	Royce Opportunity	Royce Pennsylvania	Royce
	Fund	Fund	Mutual Fund	Premier Fund

ASSETS:
Investments at value (including collateral on loaned securities)[1]

Non-Affiliated Companies	$133,344,962	$887,499,318	$1,877,167,027	$1,701,563,860

Repurchase agreements (at cost and value)	3,919,000	79,839,000	95,118,000	158,694,000

Cash and foreign currency	9,681	–	786,406	1,999,839

Receivable for investments sold	27,802	5,530,250	1,459,859	3,213,685

Receivable for capital shares sold	24,172	782,486	443,258	444,950

Receivable for dividends and interest	106,900	302,450	1,276,606	2,313,862

Receivable for securities lending income	15,757	31,192	32,838	3,124

Prepaid expenses and other assets	192	19,407	2,884,097	10,281

Total Assets	137,448,466	974,004,103	1,979,168,091	1,868,243,601

LIABILITIES:
Payable for collateral on loaned securities	1,260,590	28,337,338	6,580,014	–

Payable to custodian for cash and foreign currency overdrawn	–	502,303	–	–

Payable for investments purchased	244,801	4,223,363	5,340,269	–

Payable for capital shares redeemed	357,629	988,193	2,249,886	1,616,676

Payable for investment advisory fees	144,531	744,280	1,201,120	1,495,745

Payable for trustees’ fees	7,010	48,174	85,394	82,959

Accrued expenses	116,969	408,438	873,678	1,332,259

Total Liabilities	2,131,530	35,252,089	16,330,361	4,527,639

Net Assets	$135,316,936	$938,752,014	$1,962,837,730	$1,863,715,962

ANALYSIS OF NET ASSETS:
Paid-in capital	$104,774,909	$896,141,578	$1,258,095,182	$865,172,708

Total distributable earnings (loss)	30,542,027	42,610,436	704,742,548	998,543,254

Net Assets	$135,316,936	$938,752,014	$1,962,837,730	$1,863,715,962

Investment Class	$112,886,916	$607,774,932	$1,429,922,501	$1,559,791,497

Service Class	6,010,070	47,581,976	150,084,900	42,551,676

Consultant Class	16,419,950	9,033,911	275,503,281	23,321,898

Institutional Class		244,398,577	97,577,941	226,798,370

R Class		29,962,618	9,749,107	11,252,521

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	10,921,916	52,980,519	156,495,734	110,201,116

Service Class	594,498	4,466,239	16,451,312	3,093,511

Consultant Class	2,067,401	971,599	38,009,918	2,098,135

Institutional Class		20,849,923	10,640,694	15,779,692

R Class		2,922,040	1,138,410	863,597

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$10.34	$11.47	$9.14	$14.15

Service Class[2]	10.11	10.65	9.12	13.76

Consultant Class[3]	7.94	9.30	7.25	11.12

Institutional Class[4]		11.72	9.17	14.37

R Class[4]		10.25	8.56	13.03

Investments at identified cost	$107,085,406	$846,542,471	$1,216,169,263	$966,560,294

Market value of loaned securities[5]	2,153,391	80,792,482	43,183,798	32,262,973

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[2]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[3]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[4]	Offering and redemption price per share.
[5]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 59

Statements of Assets and Liabilities	June 30, 2019 (unaudited)

	Royce Small-Cap	Royce Smaller-Companies Growth	Royce Special Equity	Royce Total Return
	Value Fund	Fund	Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)[1]

Non-Affiliated Companies	$166,982,609	$281,270,210	$626,577,394	$1,531,427,215

Affiliated Companies	–	–	331,524,507	–

Repurchase agreements (at cost and value)	11,918,000	19,267,000	251,964,000	24,772,000

Cash and foreign currency	37,207	527	503	179,583

Receivable for investments sold	951,437	296,970	–	2,779,184

Receivable for capital shares sold	26,039	98,345	1,734,466	583,950

Receivable for dividends and interest	172,773	22,190	661,986	1,759,231

Receivable for securities lending income	169	28,479	–	32

Prepaid expenses and other assets	109	323	18,453	21,495

Total Assets	180,088,343	300,984,044	1,212,481,309	1,561,522,690

LIABILITIES:
Payable for collateral on loaned securities	–	11,043,679	–	–

Payable for investments purchased	183,011	2,165,978	44,217	129,537

Payable for capital shares redeemed	480,683	434,030	1,257,123	1,423,982

Payable for investment advisory fees	146,318	231,187	979,447	1,280,782

Payable for trustees’ fees	9,437	13,060	54,922	78,684

Accrued expenses	173,771	188,291	498,308	826,870

Total Liabilities	993,220	14,076,225	2,834,017	3,739,855

Net Assets	$179,095,123	$286,907,819	$1,209,647,292	$1,557,782,835

ANALYSIS OF NET ASSETS:
Paid-in capital	$150,923,079	$215,849,442	$920,779,935	$811,412,726

Total distributable earnings (loss)	28,172,044	71,058,377	288,867,357	746,370,109

Net Assets	$179,095,123	$286,907,819	$1,209,647,292	$1,557,782,835

Investment Class	$55,789,393	$98,628,230	$899,182,678	$1,051,106,924

Service Class	105,538,299	173,068,116	59,871,454	81,604,145

Consultant Class	9,327,709	6,800,853	28,087,281	160,492,952

Institutional Class		8,410,620	222,505,879	227,957,705

R Class	8,439,722			36,621,109

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	6,121,018	11,866,396	49,327,356	94,496,331

Service Class	11,634,652	21,372,064	3,290,031	7,144,069

Consultant Class	1,161,836	982,222	1,697,352	13,982,148

Institutional Class		997,305	12,307,335	20,783,123

R Class	970,695			3,177,912

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$9.11	$8.31	$18.23	$11.12

Service Class[2]	9.07	8.10	18.20	11.42

Consultant Class[3]	8.03	6.92	16.55	11.48

Institutional Class[4]		8.43	18.08	10.97

R Class[4]	8.69			11.52

Investments at identified cost	$144,650,786	$212,041,600	$769,675,585	$916,832,471

Market value of loaned securities[5]	211,745	33,711,858	–	–

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[2]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[3]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[4]	Offering and redemption price per share.
[5]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

60 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Royce Dividend Value Fund		Royce Global Financial Services Fund		Royce International Premier Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/19 (unaudited)	Year Ended 12/31/18	6/30/19 (unaudited)	Year Ended 12/31/18	6/30/19 (unaudited)	Year Ended 12/31/18

INVESTMENT OPERATIONS:
Net investment income (loss)	$846,346	$2,012,643	$243,167	$367,171	$3,917,536	$2,263,660

Net realized gain (loss) on investments and foreign currency	7,213,833	12,616,968	(936,073)	2,979,071	(3,322,726)	8,070,741

Net change in unrealized appreciation (depreciation) on investments and foreign currency	15,039,059	(40,185,073)	6,724,407	(9,527,242)	86,870,673	(49,866,583)

Net increase (decrease) in net assets from investment operations	23,099,238	(25,555,462)	6,031,501	(6,181,000)	87,465,483	(39,532,182)

DISTRIBUTIONS:
Total distributable earnings

Investment Class	(524,861)	(12,605,262)			–	(1,380,251)

Service Class	(106,981)	(3,997,819)	–	(3,729,655)	–	–

Consultant Class	(1,993)	(122,078)			–	–

Institutional Class	(11,171)	(380,526)	–	(783,011)	–	(136,828)

R Class						–

Total distributions	(645,006)	(17,105,685)	–	(4,512,666)	–	(1,517,079)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(24,268,349)	(1,874,541)			26,360,286	213,971,721

Service Class	(6,433,011)	(21,458,903)	(4,037,465)	(6,175,338)	13,974,736	(6,987,199)

Consultant Class	(65,733)	146,686			(653,522)	613,402

Institutional Class	(2,665,105)	2,872,340	(1,686,897)	126,326	116,129,797	34,743,935

R Class						(72,570)

Shareholder redemption fees

Investment Class	907	354			1,694	2,207

Service Class	–	65	113	1,770	125	4,049

Net increase (decrease) in net assets from capital share transactions	(33,431,291)	(20,313,999)	(5,724,249)	(6,047,242)	155,813,116	242,275,545

Net Increase (Decrease) In Net Assets	(10,977,059)	(62,975,146)	307,252	(16,740,908)	243,278,599	201,226,284

NET ASSETS:

Beginning of period	120,521,333	183,496,479	39,064,006	55,804,914	362,253,954	161,027,670

End of period	$109,544,274	$120,521,333	$39,371,258	$39,064,006	$605,532,553	$362,253,954

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 61

Statements of Changes in Net Assets

	Royce Low-Priced Stock Fund		Royce Micro-Cap Fund		Royce Opportunity Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/19 (unaudited)	Year Ended 12/31/18	6/30/19 (unaudited)	Year Ended 12/31/18	6/30/19 (unaudited)	Year Ended 12/31/18

INVESTMENT OPERATIONS:
Net investment income (loss)	$(686,424)	$(1,133,831)	$(591,978)	$(1,071,296)	$(2,379,745)	$(4,033,771)

Net realized gain (loss) on investments and foreign currency	(440,755)	35,163,344	4,106,315	17,269,067	(404,998)	191,294,014

Net change in unrealized appreciation (depreciation) on investments and foreign currency	29,886,433	(52,982,915)	10,987,322	(28,935,176)	138,749,730	(410,163,454)

Net increase (decrease) in net assets from investment operations	28,759,254	(18,953,402)	14,501,659	(12,737,405)	135,964,987	(222,903,211)

DISTRIBUTIONS:
Total distributable earnings

Investment Class	–	(8,649,166)	–	(14,965,777)	–	(54,326,168)

Service Class	–	(28,763,572)	–	(1,066,109)	–	(4,760,005)

Consultant Class			–	(2,112,496)	–	(996,034)

Institutional Class		–			–	(22,358,870)

R Class		–			–	(2,423,347)

K Class						–

Total distributions	–	(37,412,738)	–	(18,144,382)	–	(84,864,424)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(2,653,256)	7,272,812	(16,222,475)	(24,536,300)	(54,498,884)	(48,887,275)

Service Class	(14,754,534)	(10,675,180)	(2,842,292)	(4,025,626)	(8,578,781)	(30,180,961)

Consultant Class			(1,892,462)	(3,995,491)	(2,228,435)	(6,974,656)

Institutional Class		(5,851,516)			(18,039,277)	(334,335,230)

R Class		(1,044,390)			(433,101)	(3,932,968)

K Class						(7,623,085)

Value of shares issued in connection with the merger of Royce Micro-Cap Opportunity Fund					17,332,098

Shareholder redemption fees

Investment Class	–	–	4	25	4,333	1,927

Service Class	14	371	–	400	542	4,255

Net increase (decrease) in net assets from capital share transactions	(17,407,776)	(10,297,903)	(20,957,225)	(32,556,992)	(66,441,505)	(431,927,993)

Net Increase (Decrease) In Net Assets	11,351,478	(66,664,043)	(6,455,566)	(63,438,779)	69,523,482	(739,695,628)

NET ASSETS:

Beginning of period	202,026,128	268,690,171	141,772,502	205,211,281	869,228,532	1,608,924,160

End of period	$213,377,606	$202,026,128	$135,316,936	$141,772,502	$938,752,014	$869,228,532

62 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Pennsylvania Mutual Fund		Royce Premier Fund		Royce Small-Cap Value Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/19 (unaudited)	Year Ended 12/31/18	6/30/19 (unaudited)	Year Ended 12/31/18	6/30/19 (unaudited)	Year Ended 12/31/18

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,975,606	$2,940,631	$1,059,114	$2,121,899	$637,154	$447,552

Net realized gain (loss) on investments and foreign currency	20,485,696	300,733,207	166,315,337	429,412,796	1,750,935	20,466,232

Net change in unrealized appreciation (depreciation) on investments and foreign currency	262,052,631	(476,364,644)	191,070,696	(629,691,624)	14,107,171	(34,834,657)

Net increase (decrease) in net assets from investment operations	284,513,933	(172,690,806)	358,445,147	(198,156,929)	16,495,260	(13,920,873)

DISTRIBUTIONS:
Total distributable earnings

Investment Class	–	(250,290,314)	–	(343,875,339)	–	(7,078,045)

Service Class	–	(6,860,517)	–	(9,798,555)	–	(13,404,578)

Consultant Class	–	(50,324,521)	–	(4,962,544)	–	(1,153,070)

Institutional Class	–	(12,015,566)	–	(45,506,838)		–

W Class				–

R Class	–	(1,931,480)	–	(2,176,396)	–	(944,360)

K Class		–				–

Total distributions	–	(321,422,398)	–	(406,319,672)	–	(22,580,053)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(76,098,598)	(35,970,327)	(139,835,574)	(68,385,184)	(5,669,080)	2,085,467

Service Class	(9,057,330)	(12,430,134)	(7,779,993)	1,871,516	(16,242,792)	(19,031,191)

Consultant Class	(22,710,138)	(33,550,757)	(2,452,657)	(2,498,476)	(1,125,035)	(1,459,212)

Institutional Class	(1,180,264)	49,826,835	(13,656,511)	15,591,155		(3,864,348)

W Class				(32,627,052)

R Class	(1,880,543)	(2,160,705)	(514,255)	192,909	(545,873)	(4,756,940)

K Class		(2,826,318)				(1,969,073)

Value of shares issued in connection with the mergers of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund	210,165,813

Shareholder redemption fees

Investment Class	695	1,208	25,139	3,844	–	2

Service Class	–	1,416	62	37	5	473

Net increase (decrease) in net assets from capital share transactions	99,239,635	(37,108,782)	(164,213,789)	(85,851,251)	(23,582,775)	(28,994,822)

Net Increase (Decrease) In Net Assets	383,753,568	(531,221,986)	194,231,358	(690,327,852)	(7,087,515)	(65,495,748)

NET ASSETS:

Beginning of period	1,579,084,162	2,110,306,148	1,669,484,604	2,359,812,456	186,182,638	251,678,386

End of period	$1,962,837,730	$1,579,084,162	$1,863,715,962	$1,669,484,604	$179,095,123	$186,182,638

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 63

Statements of Changes in Net Assets

	Royce Smaller-Companies Growth Fund		Royce Special Equity Fund		Royce Total Return Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/19 (unaudited)	Year Ended 12/31/18	6/30/19 (unaudited)	Year Ended 12/31/18	6/30/19 (unaudited)	Year Ended 12/31/18

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,277,212)	$(2,871,983)	$5,813,778	$14,296,007	$10,891,450	$28,615,219

Net realized gain (loss) on investments and foreign currency	(1,431,557)	59,623,708	84,558,110	128,379,606	75,397,372	350,348,950

Net change in unrealized appreciation (depreciation) on investments and foreign currency	55,861,277	(83,719,682)	(33,637,494)	(286,833,332)	144,137,679	(622,350,876)

Net increase (decrease) in net assets from investment operations	53,152,508	(26,967,957)	56,734,394	(144,157,719)	230,426,501	(243,386,707)

DISTRIBUTIONS:
Total distributable earnings

Investment Class	–	(29,890,884)	–	(113,623,179)	(7,542,058)	(225,309,236)

Service Class	–	(51,970,195)	–	(7,307,745)	(461,954)	(16,161,811)

Consultant Class	–	(2,217,718)	–	(3,348,220)	(219,864)	(31,360,737)

Institutional Class	–	(2,394,890)	–	(22,075,060)	(1,787,602)	(44,088,716)

W Class						(278,190)

R Class		–			(129,512)	(8,404,156)

K Class						(58,255)

Total distributions	–	(86,473,687)	–	(146,354,204)	(10,140,990)	(325,661,101)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(6,888,965)	6,715,178	(53,618,278)	(11,589,585)	(133,102,141)	(123,762,427)

Service Class	(15,078,539)	(3,929,820)	(5,992,781)	(29,107,261)	(13,903,577)	13,551,539

Consultant Class	(790,391)	(834,711)	(3,440,177)	(8,996,204)	(22,945,601)	(28,831,097)

Institutional Class	(250,406)	1,069,284	11,591,020	686,503	(20,970,340)	(14,128,910)

W Class						(98,540,528)

R Class		(595,855)			(15,112,786)	5,579,991

K Class						(37,154,510)

Shareholder redemption fees

Investment Class	493	–	2,390	4,643	136	1,812

Service Class	95	370	499	1,015	8	6,244

Net increase (decrease) in net assets from capital share transactions	(23,007,713)	2,424,446	(51,457,327)	(49,000,889)	(206,034,301)	(283,277,886)

Net Increase (Decrease) In Net Assets	30,144,795	(111,017,198)	5,277,067	(339,512,812)	14,251,210	(852,325,694)

NET ASSETS:

Beginning of period	256,763,024	367,780,222	1,204,370,225	1,543,883,037	1,543,531,625	2,395,857,319

End of period	$286,907,819	$256,763,024	$1,209,647,292	$1,204,370,225	$1,557,782,835	$1,543,531,625

64 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Operations	Six Months Ended June 30, 2019 (unaudited)

	Royce Dividend	Royce Global Financial Services	Royce International	Royce Low-Priced
	Value Fund	Fund	Premier Fund	Stock Fund

INVESTMENT INCOME:
INCOME:

Dividends	$1,597,815	$571,500	$7,391,802	$786,368

Foreign withholding tax	(80,071)	(44,657)	(789,889)	(25,005)

Interest	4,196	1,693	66,423	23,487

Securities lending	–	–	–	65,525

Total income	1,521,940	528,536	6,668,336	850,375

EXPENSES:

Investment advisory fees	494,396	199,099	2,348,819	1,073,172

Distribution fees	43,841	40,615	110,597	206,065

Shareholder servicing	101,595	33,923	172,122	180,590

Administrative and office facilities	35,063	15,450	74,316	53,018

Registration	26,981	15,452	54,285	17,471

Custody	23,981	20,795	87,701	16,100

Shareholder reports	20,594	6,300	28,757	34,861

Audit	16,499	14,891	21,341	14,017

Trustees’ fees	10,227	3,312	28,242	17,116

Legal	2,659	854	6,012	4,423

Other expenses	7,208	2,578	10,864	97,442

Total expenses	783,044	353,269	2,943,056	1,714,275

Compensating balance credits	(1,090)	(507)	(1,389)	(4,245)

Fees waived by investment adviser and distributor	(48,190)	(35,824)	(157,190)	–

Expenses reimbursed by investment adviser	(58,170)	(31,569)	(33,677)	(173,231)

Net expenses	675,594	285,369	2,750,800	1,536,799

Net investment income (loss)	846,346	243,167	3,917,536	(686,424)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	7,196,611	(939,373)	(3,214,405)	(438,562)

Foreign currency transactions	17,222	3,300	(108,321)	(2,193)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments	15,039,027	6,723,283	86,850,126	29,886,387

Other assets and liabilities denominated in foreign currency	32	1,124	20,547	46

Net realized and unrealized gain (loss) on investments and foreign currency	22,252,892	5,788,334	83,547,947	29,445,678

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$23,099,238	$6,031,501	$87,465,483	$28,759,254

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 65

Statements of Operations

			Royce
	Royce Micro-Cap	Royce Opportunity	Pennsylvania	Royce Premier
	Fund	Fund	Mutual Fund	Fund

INVESTMENT INCOME:
INCOME:

Dividends	$570,551	$3,287,091	$11,713,688	$12,569,748

Foreign withholding tax	(13,822)	–	(261,534)	(399,369)

Interest	12,013	141,906	123,336	128,457

Securities lending	44,784	150,781	142,224	11,360

Total income	613,526	3,579,778	11,717,714	12,310,196

EXPENSES:

Investment advisory fees	918,619	4,759,960	6,634,155	9,204,817

Distribution fees	94,285	187,229	1,422,261	196,608

Shareholder servicing	89,398	471,623	763,493	855,361

Administrative and office facilities	39,596	230,327	374,795	404,261

Registration	21,244	37,225	39,006	38,091

Custody	12,568	60,775	88,994	81,847

Shareholder reports	36,891	80,844	163,556	216,936

Audit	13,769	20,284	20,980	20,293

Trustees’ fees	12,052	79,643	135,459	145,301

Legal	3,135	20,668	33,827	36,614

Other expenses	95,063	47,104	87,675	78,609

Total expenses	1,336,620	5,995,682	9,764,201	11,278,738

Compensating balance credits	(6,139)	(8,455)	(22,093)	(11,294)

Fees waived by investment adviser and distributor	(359)	–	–	(10,737)

Expenses reimbursed by investment adviser	(124,618)	(27,704)	–	(5,625)

Net expenses	1,205,504	5,959,523	9,742,108	11,251,082

Net investment income (loss)	(591,978)	(2,379,745)	1,975,606	1,059,114

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	4,105,982	(404,998)	20,488,196	171,695,460

Investments in Affiliated Companies	–	–	–	(5,330,368)

Foreign currency transactions	333	–	(2,500)	(49,755)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies	10,987,853	138,749,730	262,053,434	162,706,111

Investments in Affiliated Companies	–	–	–	28,372,793

Other assets and liabilities denominated in foreign currency	(531)	–	(803)	(8,208)

Net realized and unrealized gain (loss) on investments and foreign currency	15,093,637	138,344,732	282,538,327	357,386,033

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$14,501,659	$135,964,987	$284,513,933	$358,445,147

66 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Six Months Ended June 30, 2019 (unaudited)

		Royce Smaller-
	Royce Small-Cap	Companies Growth	Royce Special	Royce Total Return
	Value Fund	Fund	Equity Fund	Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$2,064,953	$481,634	$8,185,157	$22,160,916

Affiliated Companies	–	–	4,802,239	–

Foreign withholding tax	(20,568)	(23)	–	(594,292)

Interest	38,531	35,772	556,343	286,776

Securities lending	401	187,058	–	588

Total income	2,083,317	704,441	13,543,739	21,853,988

EXPENSES:

Investment advisory fees	975,433	1,410,763	6,303,636	8,120,928

Distribution fees	216,782	246,932	231,080	1,057,110

Shareholder servicing	159,904	200,764	572,820	851,255

Administrative and office facilities	49,209	67,971	273,706	380,517

Registration	23,834	29,314	37,170	36,316

Custody	18,977	18,763	55,048	102,246

Shareholder reports	23,878	42,042	124,967	192,453

Audit	14,493	16,419	18,612	22,328

Trustees’ fees	15,842	22,443	99,072	134,015

Legal	3,913	5,686	24,358	34,540

Other expenses	9,499	12,961	48,136	79,464

Total expenses	1,511,764	2,074,058	7,788,605	11,011,172

Compensating balance credits	(2,459)	(3,906)	(10,421)	(12,197)

Fees waived by investment adviser and distributor	–	(19,380)	–	–

Expenses reimbursed by investment adviser	(63,142)	(69,119)	(48,223)	(36,437)

Net expenses	1,446,163	1,981,653	7,729,961	10,962,538

Net investment income (loss)	637,154	(1,277,212)	5,813,778	10,891,450

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	1,751,905	(1,442,479)	84,021,286	76,362,860

Investments in Affiliated Companies	–	–	536,824	(951,302)

Foreign currency transactions	(970)	10,922	–	(14,186)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies	14,107,226	55,861,282	(48,899,174)	142,536,899

Investments in Affiliated Companies	–	–	15,261,680	1,597,675

Other assets and liabilities denominated in foreign currency	(55)	(5)	–	3,105

Net realized and unrealized gain (loss) on investments and foreign currency	15,858,106	54,429,720	50,920,616	219,535,051

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$16,495,260	$53,152,508	$56,734,394	$230,426,501

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 67

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Dividend Value Fund–Investment Class
2019†	$5.56	$0.05	$1.11	$1.16	$(0.04)	$–	$(0.04)	$–	$6.68	20.90%[1]	$80,163	1.22%[2]	1.22%[2]	1.09%[2]	1.52%[2]	6%

2018	7.56	0.10	(1.27)	(1.17)	(0.10)	(0.73)	(0.83)	–	5.56	(16.06)	88,036	1.13	1.13	1.04	1.29	13

2017	7.18	0.10	1.43	1.53	(0.13)	(1.02)	(1.15)	–	7.56	21.91	121,209	1.13	1.13	1.06	1.24	16

2016	6.84	0.12	1.02	1.14	(0.11)	(0.69)	(0.80)	–	7.18	16.75	99,462	1.16	1.16	1.11	1.64	21

2015	8.12	0.12	(0.57)	(0.45)	(0.13)	(0.70)	(0.83)	–	6.84	(5.54)	116,053	1.24	1.24	1.22	1.49	14

2014	8.90	0.11	(0.29)	(0.18)	(0.10)	(0.50)	(0.60)	–	8.12	(1.90)	176,002	1.21	1.21	1.19	1.25	22

Royce Dividend Value Fund–Service Class
2019†	$5.73	$0.04	$1.15	$1.19	$(0.03)	$–	$(0.03)	$–	$6.89	20.71%[1]	$27,047	1.58%[2]	1.57%[2]	1.34%[2]	1.29%[2]	6%

2018	7.76	0.07	(1.29)	(1.22)	(0.06)	(0.75)	(0.81)	–	5.73	(16.24)	28,120	1.43	1.43	1.34	1.01	13

2017	7.33	0.08	1.46	1.54	(0.07)	(1.04)	(1.11)	–	7.76	21.66	59,641	1.40	1.39	1.31	1.04	16

2016	6.96	0.10	1.04	1.14	(0.08)	(0.69)	(0.77)	–	7.33	16.36	115,547	1.43	1.43	1.37	1.39	21

2015	8.22	0.10	(0.57)	(0.47)	(0.09)	(0.70)	(0.79)	–	6.96	(5.72)	167,165	1.49	1.49	1.47	1.25	14

2014	8.98	0.09	(0.29)	(0.20)	(0.06)	(0.50)	(0.56)	–	8.22	(2.14)	295,560	1.47	1.47	1.44	0.98	22

Royce Dividend Value Fund–Consultant Class [a]
2019†	$6.53	$0.02	$1.31	$1.33	$(0.01)	$–	$(0.01)	$–	$7.85	20.37%[1]	$1,556	3.28%[2]	3.28%[2]	2.09%[2]	0.58%[2]	6%

2018	8.87	0.02	(1.48)	(1.46)	(0.03)	(0.85)	(0.88)	–	6.53	(16.93)	1,349	3.44	3.44	2.09	0.24	13

2017	8.39	0.02	1.68	1.70	(0.03)	(1.19)	(1.22)	–	8.87	20.71	1,534	3.26	3.26	2.09	0.23	16

2016	7.90	0.05	1.17	1.22	(0.04)	(0.69)	(0.73)	–	8.39	15.44	1,572	3.26	3.26	2.14	0.58	21

2015	9.22	0.04	(0.63)	(0.59)	(0.03)	(0.70)	(0.73)	–	7.90	(6.39)	1,886	3.78	3.78	2.24	0.46	14

2014	10.00	0.01	(0.27)	(0.26)	(0.02)	(0.50)	(0.52)	–	9.22	(2.43)[1]	912	9.25 [2]	9.25 [2]	2.24 [2]	0.45 [2]	22

Royce Dividend Value Fund–Institutional Class
2019†	$5.48	$0.07	$1.07	$1.14	$(0.04)	$–	$(0.04)	$–	$6.58	20.85%[1]	$778	1.62%[2]	1.62%[2]	0.94%[2]	1.73%[2]	6%

2018	7.46	0.09	(1.23)	(1.14)	(0.12)	(0.72)	(0.84)	–	5.48	(15.94)	3,016	1.89	1.89	0.89	1.28	13

2017	7.09	0.11	1.42	1.53	(0.15)	(1.01)	(1.16)	–	7.46	22.21	1,112	2.79	2.79	0.89	1.43	16

2016	6.78	0.13	1.00	1.13	(0.13)	(0.69)	(0.82)	–	7.09	16.70	823	3.30	3.30	0.93	1.81	21

2015	8.09	0.17	(0.62)	(0.45)	(0.16)	(0.70)	(0.86)	–	6.78	(5.61)	658	1.11	1.11	1.04	1.60	14

2014	8.88	0.12	(0.29)	(0.17)	(0.12)	(0.50)	(0.62)	–	8.09	(1.76)	40,942	1.10	1.10	1.04	1.42	22

Royce Global Financial Services Fund–Service Class
2019†	$8.18	$0.05	$1.28	$1.33	$–	$–	$–	$–	$9.51	16.26%[1]	$33,063	1.83%[2]	1.82%[2]	1.49%[2]	1.17%[2]	1%

2018	10.57	0.07	(1.45)	(1.38)	(0.09)	(0.92)	(1.01)	–	8.18	(13.41)	32,113	1.68	1.68	1.49	0.61	8

2017	8.95	0.10	1.90	2.00	(0.23)	(0.15)	(0.38)	–	10.57	22.46	47,197	1.68	1.68	1.49	0.83	19

2016	7.99	0.11	0.92	1.03	(0.05)	(0.02)	(0.07)	–	8.95	12.93	43,629	1.67	1.67	1.49	1.25	37

2015	9.28	0.11	(0.55)	(0.44)	(0.11)	(0.74)	(0.85)	–	7.99	(4.71)	52,013	1.65	1.65	1.49	1.19	46

2014	9.68	0.09	0.22	0.31	(0.06)	(0.65)	(0.71)	–	9.28	3.45	53,707	1.68	1.68	1.49	0.91	41

68 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Global Financial Services Fund–Institutional Class [b]
2019†	$10.55	$0.09	$1.64	$1.73	$–	$–	$–	$–	$12.28	16.40%[1]	$6,308	1.55%[2]	1.55%[2]	1.18%[2]	1.47%[2]	1%

2018	13.58	0.15	(1.85)	(1.70)	(0.14)	(1.19)	(1.33)	–	10.55	(12.87)	6,951	1.43	1.43	1.04	1.06	8

2017	11.43	0.15	2.47	2.62	(0.27)	(0.20)	(0.47)	–	13.58	23.01	8,608	1.44	1.44	1.04	1.29	19

2016	10.00	0.18	1.36	1.54	(0.09)	(0.02)	(0.11)	–	11.43	15.41 [1]	6,474	1.85 [2]	1.85 [2]	1.04 [2]	1.82 [2]	37

Royce International Premier Fund–Investment Class [c]
2019†	$11.39	$0.11	$2.34	$2.45	$–	$–	$–	$–	$13.84	21.51%[1]	$374,281	1.20%[2]	1.20%[2]	1.13%[2]	1.66%[2]	14%

2018	13.07	0.09	(1.72)	(1.63)	(0.05)	–	(0.05)	–	11.39	(12.45)	285,065	1.27	1.26	1.16	1.00	65

2017	9.44	(0.10)	3.88	3.78	(0.15)	–	(0.15)	–	13.07	40.08	103,032	1.37	1.37	1.19	0.32	41

2016	9.82	0.10	(0.19)	(0.09)	(0.28)	(0.01)	(0.29)	–	9.44	(0.79)	19,556	1.59	1.59	1.19	0.96	67

2015	8.71	0.16	1.27	1.43	(0.32)	–	(0.32)	–	9.82	16.42	3,623	2.80	2.80	1.38	1.72	67

2014	10.00	0.03	(0.85)	(0.82)	(0.16)	(0.31)	(0.47)	–	8.71	(8.16)[1]	3,481	3.17 [2]	3.17 [2]	1.44 [2]	1.00 [2]	62

Royce International Premier Fund–Service Class
2019†	$13.61	$0.11	$2.80	$2.91	$–	$–	$–	$–	$16.52	21.38%[1]	$59,629	1.54%[2]	1.54%[2]	1.44%[2]	1.47%[2]	14%

2018	15.60	0.11	(2.10)	(1.99)	–	–	–	–	13.61	(12.76)	36,303	1.59	1.59	1.44	0.71	65

2017	11.24	0.05	4.42	4.47	(0.11)	–	(0.11)	–	15.60	39.81	48,642	1.65	1.65	1.44	0.28	41

2016	11.64	0.06	(0.19)	(0.13)	(0.26)	(0.01)	(0.27)	–	11.24	(1.06)	38,884	1.84	1.84	1.44	0.66	67

2015	10.28	(0.00)	1.66	1.66	(0.30)	–	(0.30)	–	11.64	16.22	9,015	2.65	2.65	1.60	1.10	67

2014	11.67	0.17	(1.13)	(0.96)	(0.12)	(0.31)	(0.43)	–	10.28	(8.22)	4,045	2.45	2.45	1.69	1.26	62

Royce International Premier Fund–Consultant Class [d]
2019†	$14.71	$0.05	$3.03	$3.08	$–	$–	$–	$–	$17.79	20.94%[1]	$9,621	2.40%[2]	2.40%[2]	2.19%[2]	0.60%[2]	14%

2018	16.99	(0.00)	(2.28)	(2.28)	–	–	–	–	14.71	(13.42)	8,546	2.33	2.32	2.19	(0.00)	65

2017	12.27	(0.08)	4.83	4.75	(0.03)	–	(0.03)	–	16.99	38.73	9,281	2.73	2.73	2.19	(0.52)	41

2016	11.59	0.01	0.85	0.86	(0.17)	(0.01)	(0.18)	–	12.27	7.49 [1]	5,086	2.70 [2]	2.70 [2]	2.19 [2]	(0.04)[2]	67

Royce International Premier Fund–Institutional Class [e]
2019†	$11.39	$0.12	$2.34	$2.46	$–	$–	$–	$–	$13.85	21.60%[1]	$162,002	1.16%[2]	1.16%[2]	1.04%[2]	1.94%[2]	14%

2018	12.98	(0.00)	(1.53)	(1.53)	(0.06)	–	(0.06)	–	11.39	(11.78)[1]	32,340	1.34 [2]	1.34 [2]	1.04 [2]	0.84 [2]	65

Royce Low-Priced Stock Fund–Investment Class
2019†	$6.37	$(0.02)	$0.95	$0.93	$–	$–	$–	$–	$7.30	14.60%[1]	$50,439	1.42%[2]	1.41%[2]	1.24%[2]	(0.45)%[2]	8%

2018	8.49	(0.02)	(0.70)	(0.72)	–	(1.40)	(1.40)	–	6.37	(9.04)	46,430	1.32	1.31	1.24	(0.27)	58

2017	8.26	(0.00)	0.80	0.80	(0.02)	(0.55)	(0.57)	–	8.49	9.86	52,912	1.30	1.30	1.24	0.12	26

2016	7.77	0.04	1.24	1.28	(0.06)	(0.73)	(0.79)	–	8.26	16.42	22,852	1.31	1.31	1.24	0.39	34

2015	9.46	0.00	(0.97)	(0.97)	–	(0.72)	(0.72)	–	7.77	(10.21)	28,732	1.28	1.28	1.24	0.03	53

2014	13.60	0.06	(0.58)	(0.52)	(0.01)	(3.61)	(3.62)	–	9.46	(3.15)	50,371	1.25	1.25	1.24	0.46	29

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 69

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Low-Priced Stock Fund–Service Class
2019†	$6.33	$(0.02)	$0.94	$0.92	$–	$–	$–	$–	$7.25	14.53%[1]	$162,939	1.65%[2]	1.65%[2]	1.49%[2]	(0.70)%[2]	8%

2018	8.46	(0.04)	(0.70)	(0.74)	–	(1.39)	(1.39)	–	6.33	(9.31)	155,596	1.53	1.53	1.49	(0.49)	58

2017	8.23	(0.01)	0.79	0.78	–	(0.55)	(0.55)	–	8.46	9.67	209,369	1.52	1.52	1.49	(0.13)	26

2016	7.75	0.02	1.23	1.25	(0.04)	(0.73)	(0.77)	–	8.23	16.09	281,873	1.52	1.52	1.49	0.14	34

2015	9.46	(0.02)	(0.97)	(0.99)	–	(0.72)	(0.72)	–	7.75	(10.42)	316,475	1.49	1.49	1.47	(0.20)	53

2014	13.62	0.03	(0.58)	(0.55)	–	(3.61)	(3.61)	–	9.46	(3.37)	520,905	1.55	1.55	1.49	0.21	29

Royce Micro-Cap Fund–Investment Class
2019†	$9.35	$(0.03)	$1.02	$0.99	$–	$–	$–	$–	$10.34	10.59%[1]	$112,887	1.67%[2]	1.66%[2]	1.49%[2]	(0.65)%[2]	6%

2018	11.64	(0.05)	(0.94)	(0.99)	–	(1.30)	(1.30)	–	9.35	(8.94)	117,040	1.50	1.50	1.49	(0.43)	24

2017	11.92	(0.03)	0.66	0.63	(0.01)	(0.90)	(0.91)	–	11.64	5.43	166,935	1.51	1.51	1.49	(0.28)	26

2016	11.09	0.01	2.18	2.19	(0.06)	(1.30)	(1.36)	–	11.92	19.74	192,731	1.48	1.48	1.48	0.03	38

2015	14.47	0.02	(1.96)	(1.94)	–	(1.44)	(1.44)	–	11.09	(13.32)	219,272	1.51	1.51	1.51	0.15	41

2014	16.68	(0.08)	(0.65)	(0.73)	–	(1.48)	(1.48)	–	14.47	(4.13)	414,120	1.52	1.52	1.52	(0.49)	18

Royce Micro-Cap Fund–Service Class
2019†	$9.15	$(0.04)	$1.00	$0.96	$–	$–	$–	$–	$10.11	10.49%[1]	$6,010	2.21%[2]	2.21%[2]	1.61%[2]	(0.80)%[2]	6%

2018	11.41	(0.07)	(0.91)	(0.98)	–	(1.28)	(1.28)	–	9.15	(9.09)	8,053	1.90	1.89	1.61	(0.56)	24

2017	11.69	(0.05)	0.65	0.60	–	(0.88)	(0.88)	–	11.41	5.32	13,880	1.86	1.86	1.61	(0.40)	26

2016	10.90	(0.01)	2.15	2.14	(0.05)	(1.30)	(1.35)	–	11.69	19.59	17,343	1.83	1.83	1.61	(0.11)	38

2015	14.26	0.00	(1.92)	(1.92)	–	(1.44)	(1.44)	–	10.90	(13.37)	20,538	1.80	1.80	1.63	0.01	41

2014	16.48	(0.10)	(0.65)	(0.75)	–	(1.48)	(1.48)	0.01	14.26	(4.24)	38,645	1.77	1.77	1.66	(0.63)	18

Royce Micro-Cap Fund–Consultant Class
2019†	$7.23	$(0.07)	$0.78	$0.71	$–	$–	$–	$–	$7.94	9.82%[1]	$16,420	2.74%[2]	2.73%[2]	2.73%[2]	(1.90)%[2]	6%

2018	9.10	(0.14)	(0.72)	(0.86)	–	(1.01)	(1.01)	–	7.23	(9.93)	16,680	2.56	2.56	2.56	(1.50)	24

2017	9.41	(0.13)	0.53	0.40	–	(0.71)	(0.71)	–	9.10	4.35	24,396	2.54	2.54	2.54	(1.34)	26

2016	9.04	(0.09)	1.76	1.67	–	(1.30)	(1.30)	–	9.41	18.48	33,622	2.53	2.53	2.53	(1.02)	38

2015	12.23	(0.10)	(1.65)	(1.75)	–	(1.44)	(1.44)	–	9.04	(14.21)	41,024	2.54	2.54	2.54	(0.90)	41

2014	14.48	(0.20)	(0.57)	(0.77)	–	(1.48)	(1.48)	–	12.23	(5.03)	75,868	2.48	2.48	2.48	(1.45)	18

Royce Opportunity Fund–Investment Class
2019†	$9.92	$(0.03)	$1.58	$1.55	$–	$–	$–	$–	$11.47	15.63%[1]	$607,775	1.24%[2]	1.24%[2]	1.24%[2]	(0.49)%[2]	22%

2018	13.58	(0.04)	(2.61)	(2.65)	–	(1.01)	(1.01)	–	9.92	(19.97)	557,003	1.20	1.20	1.20	(0.30)	47

2017	12.85	(0.04)	2.79	2.75	–	(2.02)	(2.02)	–	13.58	21.88	805,660	1.18	1.18	1.18	(0.28)	43

2016	10.57	(0.02)	3.19	3.17	–	(0.89)	(0.89)	–	12.85	29.86	751,184	1.19	1.19	1.19	(0.18)	26

2015	13.46	(0.03)	(1.80)	(1.83)	–	(1.06)	(1.06)	–	10.57	(13.57)	746,052	1.17	1.17	1.17	(0.27)	27

2014	15.54	(0.05)	(0.09)	(0.14)	–	(1.94)	(1.94)	–	13.46	(0.48)	1,284,044	1.14	1.14	1.14	(0.30)	36

70 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Opportunity Fund–Service Class
2019†	$9.23	$(0.04)	$1.46	$1.42	$–	$–	$–	$–	$10.65	15.38%[1]	$47,582	1.60%[2]	1.60%[2]	1.49%[2]	(0.74)%[2]	22%

2018	12.66	(0.07)	(2.42)	(2.49)	–	(0.94)	(0.94)	–	9.23	(20.14)	48,797	1.52	1.52	1.49	(0.59)	47

2017	12.02	(0.08)	2.61	2.53	–	(1.89)	(1.89)	–	12.66	21.46	96,663	1.53	1.53	1.49	(0.61)	43

2016	9.95	(0.05)	3.01	2.96	–	(0.89)	(0.89)	–	12.02	29.61	73,517	1.53	1.53	1.49	(0.48)	26

2015	12.80	(0.07)	(1.72)	(1.79)	–	(1.06)	(1.06)	–	9.95	(13.96)	100,918	1.49	1.49	1.49	(0.59)	27

2014	14.92	(0.09)	(0.09)	(0.18)	–	(1.94)	(1.94)	–	12.80	(0.74)	155,085	1.47	1.47	1.47	(0.64)	36

Royce Opportunity Fund–Consultant Class
2019†	$8.09	$(0.08)	$1.29	$1.21	$–	$–	$–	$–	$9.30	14.96%[1]	$9,034	2.44%[2]	2.44%[2]	2.44%[2]	(1.69)%[2]	22%

2018	11.19	(0.16)	(2.12)	(2.28)	–	(0.82)	(0.82)	–	8.09	(20.81)	9,831	2.30	2.29	2.29	(1.39)	47

2017	10.71	(0.16)	2.31	2.15	–	(1.67)	(1.67)	–	11.19	20.50	20,574	2.27	2.27	2.27	(1.37)	43

2016	9.01	(0.12)	2.71	2.59	–	(0.89)	(0.89)	–	10.71	28.59	21,116	2.28	2.28	2.28	(1.27)	26

2015	11.79	(0.15)	(1.57)	(1.72)	–	(1.06)	(1.06)	–	9.01	(14.56)	19,464	2.26	2.26	2.26	(1.34)	27

2014	14.02	(0.19)	(0.10)	(0.29)	–	(1.94)	(1.94)	–	11.79	(1.61)	20,518	2.24	2.24	2.24	(1.40)	36

Royce Opportunity Fund–Institutional Class
2019†	$10.13	$(0.02)	$1.61	$1.59	$–	$–	$–	$–	$11.72	15.70%[1]	$244,398	1.11%[2]	1.11%[2]	1.11%[2]	(0.36)%[2]	22%

2018	13.84	(0.02)	(2.66)	(2.68)	–	(1.03)	(1.03)	–	10.13	(19.83)	227,261	1.08	1.08	1.08	(0.17)	47

2017	13.08	(0.02)	2.84	2.82	–	(2.06)	(2.06)	–	13.84	22.02	639,057	1.07	1.07	1.07	(0.17)	43

2016	10.74	(0.01)	3.24	3.23	–	(0.89)	(0.89)	–	13.08	29.94	583,975	1.07	1.07	1.07	(0.06)	26

2015	13.64	(0.02)	(1.82)	(1.84)	–	(1.06)	(1.06)	–	10.74	(13.46)	600,945	1.05	1.05	1.05	(0.15)	27

2014	15.71	(0.03)	(0.10)	(0.13)	–	(1.94)	(1.94)	–	13.64	(0.41)	799,131	1.03	1.03	1.03	(0.20)	36

Royce Opportunity Fund–R Class
2019†	$8.90	$(0.06)	$1.41	$1.35	$–	$–	$–	$–	$10.25	15.17%[1]	$29,963	1.88%[2]	1.88%[2]	1.88%[2]	(1.12)%[2]	22%

2018	12.25	(0.11)	(2.33)	(2.44)	–	(0.91)	(0.91)	–	8.90	(20.42)	26,337	1.84	1.84	1.84	(0.93)	47

2017	11.67	(0.12)	2.53	2.41	–	(1.83)	(1.83)	–	12.25	21.06	39,311	1.82	1.82	1.82	(0.92)	43

2016	9.72	(0.08)	2.92	2.84	–	(0.89)	(0.89)	–	11.67	29.08	38,902	1.82	1.82	1.82	(0.81)	26

2015	12.56	(0.11)	(1.67)	(1.78)	–	(1.06)	(1.06)	–	9.72	(14.15)	32,599	1.82	1.82	1.82	(0.90)	27

2014	14.73	(0.13)	(0.10)	(0.23)	–	(1.94)	(1.94)	–	12.56	(1.12)	33,699	1.78	1.78	1.78	(0.93)	36

Royce Pennsylvania Mutual Fund–Investment Class
2019†	$7.75	$0.02	$1.37	$1.39	$–	$–	$–	$–	$9.14	17.94%[1]	$1,429,923	0.95%[2]	0.95%[2]	0.95%[2]	0.39%[2]	13%

2018	10.52	0.04	(0.97)	(0.93)	(0.02)	(1.82)	(1.84)	–	7.75	(9.66)	1,203,967	0.92	0.92	0.92	0.33	35

2017	11.02	0.06	1.68	1.74	(0.06)	(2.18)	(2.24)	–	10.52	16.24	1,622,523	0.92	0.92	0.92	0.47	27

2016	9.33	0.07	2.41	2.48	(0.04)	(0.75)	(0.79)	–	11.02	26.47	1,671,848	0.92	0.92	0.92	0.60	18

2015	13.00	0.09	(1.58)	(1.49)	(0.10)	(2.08)	(2.18)	–	9.33	(11.43)	1,925,419	0.92	0.92	0.92	0.58	21

2014	14.73	0.06	(0.21)	(0.15)	(0.04)	(1.54)	(1.58)	–	13.00	(0.70)	3,869,579	0.91	0.91	0.91	0.35	21

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 71

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund–Service Class
2019†	$7.77	$(0.00)	$1.35	$1.35	$–	$–	$–	$–	$9.12	17.37%[1]	$150,085	1.32%[2]	1.32%[2]	1.32%[2]	(0.09)%[2]	13%

2018	10.56	(0.01)	(0.96)	(0.97)	–	(1.82)	(1.82)	–	7.77	(9.96)	32,191	1.30	1.30	1.30	(0.07)	35

2017	11.03	0.01	1.69	1.70	–	(2.17)	(2.17)	–	10.56	15.88	54,938	1.27	1.27	1.27	0.07	27

2016	9.35	0.03	2.41	2.44	(0.01)	(0.75)	(0.76)	–	11.03	25.99	100,598	1.26	1.26	1.26	0.27	18

2015	12.96	0.05	(1.56)	(1.51)	(0.02)	(2.08)	(2.10)	–	9.35	(11.57)	102,341	1.23	1.23	1.23	0.29	21

2014	14.69	0.00	(0.19)	(0.19)	–	(1.54)	(1.54)	–	12.96	(1.04)	333,548	1.23	1.23	1.23	0.03	21

Royce Pennsylvania Mutual Fund–Consultant Class
2019†	$6.18	$(0.02)	$1.09	$1.07	$–	$–	$–	$–	$7.25	17.31%[1]	$275,503	1.96%[2]	1.96%[2]	1.96%[2]	(0.61)%[2]	13%

2018	8.46	(0.06)	(0.77)	(0.83)	–	(1.45)	(1.45)	–	6.18	(10.56)	249,004	1.93	1.93	1.93	(0.69)	35

2017	8.90	(0.05)	1.35	1.30	–	(1.74)	(1.74)	–	8.46	15.06	361,569	1.93	1.92	1.92	(0.54)	27

2016	7.70	(0.03)	1.98	1.95	–	(0.75)	(0.75)	–	8.90	25.20	402,114	1.94	1.94	1.94	(0.42)	18

2015	11.16	(0.05)	(1.33)	(1.38)	–	(2.08)	(2.08)	–	7.70	(12.31)	416,862	1.94	1.94	1.94	(0.44)	21

2014	12.96	(0.08)	(0.18)	(0.26)	–	(1.54)	(1.54)	–	11.16	(1.72)	676,347	1.91	1.91	1.91	(0.64)	21

Royce Pennsylvania Mutual Fund–Institutional Class
2019†	$7.78	$0.02	$1.37	$1.39	$–	$–	$–	$–	$9.17	17.87%[1]	$97,578	0.88%[2]	0.88%[2]	0.88%[2]	0.47%[2]	13%

2018	10.55	0.04	(0.97)	(0.93)	(0.02)	(1.82)	(1.84)	–	7.78	(9.56)	83,908	0.88	0.88	0.88	0.40	35

2017	11.04	0.09	1.67	1.76	(0.07)	(2.18)	(2.25)	–	10.55	16.44	53,367	0.83	0.83	0.83	0.42	27

2016	9.34	0.09	2.41	2.50	(0.05)	(0.75)	(0.80)	–	11.04	26.65	245,009	0.83	0.83	0.83	0.63	18

2015	13.02	0.11	(1.60)	(1.49)	(0.11)	(2.08)	(2.19)	–	9.34	(11.34)	498,374	0.81	0.81	0.81	0.68	21

2014	14.75	0.07	(0.20)	(0.13)	(0.06)	(1.54)	(1.60)	–	13.02	(0.58)	802,517	0.79	0.79	0.79	0.48	21

Royce Pennsylvania Mutual Fund–R Class
2019†	$7.30	$(0.02)	$1.28	$1.26	$–	$–	$–	$–	$8.56	17.26%[1]	$9,749	1.76%[2]	1.75%[2]	1.75%[2]	(0.42)%[2]	13%

2018	9.94	(0.03)	(0.91)	(0.94)	–	(1.70)	(1.70)	–	7.30	(10.15)	10,014	1.58	1.57	1.57	(0.34)	35

2017	10.44	(0.04)	1.58	1.54	–	(2.04)	(2.04)	–	9.94	15.25	15,136	1.73	1.73	1.73	(0.36)	27

2016	8.90	(0.01)	2.30	2.29	–	(0.75)	(0.75)	–	10.44	25.62	17,059	1.63	1.63	1.63	(0.11)	18

2015	12.50	(0.02)	(1.50)	(1.52)	–	(2.08)	(2.08)	–	8.90	(12.10)	18,675	1.65	1.65	1.65	(0.15)	21

2014	14.26	(0.03)	(0.19)	(0.22)	–	(1.54)	(1.54)	–	12.50	(1.28)	36,622	1.48	1.48	1.48	(0.21)	21

Royce Premier Fund–Investment Class
2019†	$11.62	$0.01	$2.52	$2.53	$–	$–	$–	$–	$14.15	21.77%[1]	$1,559,791	1.21%[2]	1.21%[2]	1.21%[2]	0.13%[2]	7%

2018	16.60	0.02	(1.60)	(1.58)	(0.01)	(3.39)	(3.40)	–	11.62	(10.40)	1,398,965	1.17	1.17	1.17	0.11	23

2017	15.51	0.00	3.63	3.63	(0.02)	(2.52)	(2.54)	–	16.60	23.77	1,978,847	1.16	1.16	1.16	0.00	8

2016	14.28	0.06	3.25	3.31	(0.04)	(2.04)	(2.08)	–	15.51	23.00	1,768,580	1.16	1.16	1.16	0.35	15

2015	19.72	0.13	(2.11)	(1.98)	(0.13)	(3.33)	(3.46)	–	14.28	(9.90)	2,015,905	1.13	1.13	1.13	0.49	13

2014	22.11	0.08	(0.32)	(0.24)	(0.08)	(2.07)	(2.15)	–	19.72	(0.86)	4,097,961	1.10	1.10	1.10	0.34	9

72 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund–Service Class
2019†	$11.31	$(0.01)	$2.46	$2.45	$–	$–	$–	$–	$13.76	21.66%[1]	$42,552	1.57%[2]	1.57%[2]	1.49%[2]	(0.16)%[2]	7%

2018	16.15	(0.03)	(1.55)	(1.58)	–	(3.26)	(3.26)	–	11.31	(10.66)	41,738	1.52	1.52	1.48	(0.19)	23

2017	15.13	(0.06)	3.53	3.47	–	(2.45)	(2.45)	–	16.15	23.32	54,557	1.53	1.53	1.49	(0.34)	8

2016	13.98	0.00	3.19	3.19	–	(2.04)	(2.04)	–	15.13	22.63	46,550	1.50	1.50	1.49	0.02	15

2015	19.33	0.06	(2.04)	(1.98)	(0.04)	(3.33)	(3.37)	–	13.98	(10.13)	61,969	1.44	1.43	1.43	0.23	13

2014	21.70	0.01	(0.31)	(0.30)	–	(2.07)	(2.07)	–	19.33	(1.16)	172,810	1.38	1.38	1.38	0.05	9

Royce Premier Fund–Consultant Class
2019†	$9.17	$(0.05)	$2.00	$1.95	$–	$–	$–	$–	$11.12	21.26%[1]	$23,322	2.26%[2]	2.26%[2]	2.26%[2]	(0.92)%[2]	7%

2018	13.21	(0.12)	(1.27)	(1.39)	–	(2.65)	(2.65)	–	9.17	(11.41)	21,370	2.21	2.21	2.21	(0.93)	23

2017	12.46	(0.14)	2.89	2.75	–	(2.00)	(2.00)	–	13.21	22.49	31,489	2.21	2.21	2.21	(1.06)	8

2016	11.89	(0.09)	2.70	2.61	–	(2.04)	(2.04)	–	12.46	21.72	31,353	2.22	2.22	2.22	(0.72)	15

2015	17.09	(0.09)	(1.78)	(1.87)	–	(3.33)	(3.33)	–	11.89	(10.80)	32,982	2.17	2.17	2.17	(0.55)	13

2014	19.58	(0.13)	(0.29)	(0.42)	–	(2.07)	(2.07)	–	17.09	(1.92)	56,884	2.10	2.10	2.10	(0.66)	9

Royce Premier Fund–Institutional Class
2019†	$11.79	$0.01	$2.57	$2.58	$–	$–	$–	$–	$14.37	21.88%[1]	$226,798	1.15%[2]	1.15%[2]	1.15%[2]	0.20%[2]	7%

2018	16.82	0.03	(1.63)	(1.60)	(0.02)	(3.41)	(3.43)	–	11.79	(10.41)	197,697	1.12	1.12	1.12	0.16	23

2017	15.72	0.01	3.68	3.69	(0.03)	(2.56)	(2.59)	–	16.82	23.85	250,119	1.09	1.09	1.09	0.07	8

2016	14.44	0.08	3.30	3.38	(0.06)	(2.04)	(2.10)	–	15.72	23.20	250,826	1.07	1.07	1.07	0.44	15

2015	19.91	0.16	(2.14)	(1.98)	(0.16)	(3.33)	(3.49)	–	14.44	(9.82)	294,477	1.02	1.02	1.02	0.60	13

2014	22.31	0.12	(0.34)	(0.22)	(0.11)	(2.07)	(2.18)	–	19.91	(0.79)	594,463	0.98	0.98	0.98	0.45	9

Royce Premier Fund–R Class
2019†	$10.73	$(0.03)	$2.33	$2.30	$–	$–	$–	$–	$13.03	21.44%[1]	$11,253	1.91%[2]	1.91%[2]	1.91%[2]	(0.56)%[2]	7%

2018	15.39	(0.08)	(1.48)	(1.56)	–	(3.10)	(3.10)	–	10.73	(11.01)	9,715	1.80	1.80	1.80	(0.52)	23

2017	14.47	(0.12)	3.37	3.25	–	(2.33)	(2.33)	–	15.39	22.88	12,841	1.90	1.90	1.90	(0.75)	8

2016	13.49	(0.05)	3.07	3.02	–	(2.04)	(2.04)	–	14.47	22.18	13,889	1.84	1.84	1.84	(0.33)	15

2015	18.82	(0.03)	(1.97)	(2.00)	–	(3.33)	(3.33)	–	13.49	(10.50)	16,129	1.78	1.78	1.78	(0.16)	13

2014	21.25	(0.06)	(0.30)	(0.36)	–	(2.07)	(2.07)	–	18.82	(1.48)	27,355	1.71	1.71	1.71	(0.28)	9

Royce Small-Cap Value Fund–Investment Class
2019†	$8.35	$0.04	$0.72	$0.76	$–	$–	$–	$–	$9.11	9.10%[1]	$55,789	1.30%[2]	1.30%[2]	1.24%[2]	0.90%[2]	38%

2018	10.16	0.05	(0.73)	(0.68)	(0.04)	(1.09)	(1.13)	–	8.35	(7.05)	$56,433	1.26	1.26	1.24	0.45	64

2017	10.03	0.04	0.50	0.54	(0.06)	(0.35)	(0.41)	–	10.16	5.49	66,094	1.26	1.25	1.24	0.44	61

2016	8.74	0.08	1.79	1.87	(0.08)	(0.50)	(0.58)	–	10.03	21.37	72,863	1.24	1.24	1.24	0.72	56

2015	11.81	0.10	(1.43)	(1.33)	(0.09)	(1.65)	(1.74)	–	8.74	(11.25)	77,821	1.23	1.23	1.23	0.69	60

2014	13.52	0.04	(0.05)	(0.01)	(0.03)	(1.67)	(1.70)	–	11.81	0.27	140,163	1.18	1.18	1.18	0.32	38

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 73

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Small-Cap Value Fund–Service Class
2019†	$8.33	$0.03	$0.71	$0.74	$–	$–	$–	$–	$9.07	8.88%[1]	$105,538	1.57%[2]	1.57%[2]	1.49%[2]	0.65%[2]	38%

2018	10.12	0.02	(0.72)	(0.70)	(0.01)	(1.08)	(1.09)	–	8.33	(7.17)	111,855	1.53	1.53	1.49	0.19	64

2017	9.98	0.02	0.50	0.52	(0.03)	(0.35)	(0.38)	–	10.12	5.27	152,232	1.51	1.51	1.49	0.17	61

2016	8.70	0.05	1.79	1.84	(0.06)	(0.50)	(0.56)	–	9.98	21.06	213,067	1.49	1.49	1.48	0.48	56

2015	11.76	0.06	(1.41)	(1.35)	(0.06)	(1.65)	(1.71)	–	8.70	(11.51)	252,814	1.48	1.48	1.48	0.45	60

2014	13.48	0.01	(0.06)	(0.05)	–	(1.67)	(1.67)	–	11.76	(0.02)	477,999	1.45	1.45	1.45	0.04	38

Royce Small-Cap Value Fund–Consultant Class
2019†	$7.40	$(0.01)	$0.64	$0.63	$–	$–	$–	$–	$8.03	8.51%[1]	$9,328	2.42%[2]	2.42%[2]	2.42%[2]	(0.29)%[2]	38%

2018	9.06	(0.06)	(0.64)	(0.70)	–	(0.96)	(0.96)	–	7.40	(8.07)	9,641	2.35	2.34	2.34	(0.66)	64

2017	8.98	(0.06)	0.45	0.39	–	(0.31)	(0.31)	–	9.06	4.44	13,111	2.32	2.32	2.32	(0.66)	61

2016	7.89	(0.03)	1.62	1.59	–	(0.50)	(0.50)	–	8.98	20.10	16,484	2.28	2.28	2.28	(0.33)	56

2015	10.87	(0.04)	(1.29)	(1.33)	–	(1.65)	(1.65)	–	7.89	(12.24)	18,404	2.27	2.27	2.27	(0.36)	60

2014	12.68	(0.09)	(0.05)	(0.14)	–	(1.67)	(1.67)	–	10.87	(0.74)	26,716	2.21	2.21	2.21	(0.71)	38

Royce Small-Cap Value Fund–R Class
2019†	$8.00	$0.01	$0.68	$0.69	$–	$–	$–	$–	$8.69	8.63%[1]	$8,440	2.00%[2]	1.99%[2]	1.99%[2]	0.15%[2]	38%

2018	9.75	(0.03)	(0.68)	(0.71)	–	(1.04)	(1.04)	–	8.00	(7.62)	8,254	1.92	1.92	1.92	(0.26)	64

2017	9.63	(0.02)	0.48	0.46	–	(0.34)	(0.34)	–	9.75	4.81	14,620	1.88	1.88	1.88	(0.21)	61

2016	8.42	0.01	1.73	1.74	(0.03)	(0.50)	(0.53)	–	9.63	20.60	18,059	1.85	1.85	1.85	0.11	56

2015	11.43	0.01	(1.35)	(1.34)	(0.02)	(1.65)	(1.67)	–	8.42	(11.71)	19,200	1.83	1.83	1.83	0.09	60

2014	13.19	(0.03)	(0.06)	(0.09)	–	(1.67)	(1.67)	–	11.43	(0.34)	31,043	1.77	1.77	1.77	(0.26)	38

Royce Smaller-Companies Growth Fund–Investment Class
2019†	$6.86	$(0.03)	$1.48	$1.45	$–	$–	$–	$–	$8.31	21.14%[1]	$98,628	1.24%[2]	1.23%[2]	1.22%[2]	(0.72)%[2]	32%

2018	10.93	(0.07)	(0.86)	(0.93)	–	(3.14)	(3.14)	–	6.86	(9.94)	87,213	1.21	1.21	1.21	(0.62)	61

2017	11.22	(0.09)	2.08	1.99	–	(2.28)	(2.28)	–	10.93	18.20	119,745	1.19	1.19	1.19	(0.67)	64

2016	11.36	(0.05)	1.17	1.12	–	(1.26)	(1.26)	–	11.22	9.67	98,962	1.15	1.15	1.15	(0.41)	59

2015	14.36	(0.06)	(0.19)	(0.25)	–	(2.75)	(2.75)	–	11.36	(1.59)	139,979	1.32	1.32	1.24	(0.38)	45

2014	17.03	(0.07)	0.68	0.61	–	(3.28)	(3.28)	–	14.36	4.04	295,412	1.33	1.33	1.33	(0.40)	52

Royce Smaller-Companies Growth Fund–Service Class
2019†	$6.69	$(0.04)	$1.45	$1.41	$–	$–	$–	$–	$8.10	21.08%[1]	$173,068	1.57%[2]	1.57%[2]	1.49%[2]	(0.99)%[2]	32%

2018	10.69	(0.10)	(0.85)	(0.95)	–	(3.05)	(3.05)	–	6.69	(10.22)	156,057	1.52	1.52	1.49	(0.90)	61

2017	11.01	(0.12)	2.03	1.91	–	(2.23)	(2.23)	–	10.69	17.80	228,008	1.49	1.49	1.47	(0.96)	64

2016	11.20	(0.08)	1.15	1.07	–	(1.26)	(1.26)	–	11.01	9.37	284,640	1.51	1.51	1.49	(0.74)	59

2015	14.23	(0.08)	(0.20)	(0.28)	–	(2.75)	(2.75)	–	11.20	(1.82)	408,744	1.47	1.47	1.45	(0.58)	45

2014	16.93	(0.09)	0.67	0.58	–	(3.28)	(3.28)	–	14.23	3.89	572,899	1.44	1.44	1.42	(0.51)	52

74 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Smaller-Companies Growth Fund–Consultant Class
2019†	$5.74	$(0.06)	$1.24	$1.18	$–	$–	$–	$–	$6.92	20.56%[1]	$6,801	2.52%[2]	2.51%[2]	2.24%[2]	(1.74)%[2]	32%

2018	9.28	(0.16)	(0.72)	(0.88)	–	(2.66)	(2.66)	–	5.74	(10.95)	6,328	2.40	2.40	2.24	(1.66)	61

2017	9.63	(0.18)	1.77	1.59	–	(1.94)	(1.94)	–	9.28	16.92	10,119	2.36	2.36	2.24	(1.73)	64

2016	10.01	(0.14)	1.02	0.88	–	(1.26)	(1.26)	–	9.63	8.58	10,593	2.35	2.35	2.24	(1.50)	59

2015	13.12	(0.18)	(0.18)	(0.36)	–	(2.75)	(2.75)	–	10.01	(2.61)	14,411	2.32	2.32	2.24	(1.36)	45

2014	15.99	(0.22)	0.63	0.41	–	(3.28)	(3.28)	–	13.12	3.05	17,158	2.29	2.29	2.29	(1.37)	52

Royce Smaller-Companies Growth Fund–Institutional Class
2019†	$6.95	$(0.02)	$1.50	$1.48	$–	$–	$–	$–	$8.43	21.29%[1]	$8,411	1.34%[2]	1.34%[2]	1.13%[2]	(0.62)%[2]	32%

2018	11.06	(0.06)	(0.88)	(0.94)	–	(3.17)	(3.17)	–	6.95	(9.94)	7,165	1.28	1.28	1.08	(0.49)	61

2017	11.35	(0.09)	2.11	2.02	–	(2.31)	(2.31)	–	11.06	18.23	9,315	1.21	1.21	1.21	(0.70)	64

2016	11.48	(0.05)	1.18	1.13	–	(1.26)	(1.26)	–	11.35	9.66	20,523	1.15	1.15	1.15	(0.41)	59

2015	14.46	(0.03)	(0.20)	(0.23)	–	(2.75)	(2.75)	–	11.48	(1.45)	39,763	1.10	1.10	1.10	(0.22)	45

2014	17.09	(0.03)	0.68	0.65	–	(3.28)	(3.28)	–	14.46	4.26	38,718	1.06	1.06	1.06	(0.16)	52

Royce Special Equity Fund–Investment Class
2019†	$17.43	$0.09	$0.71	$0.80	$–	$–	$–	$–	$18.23	4.59%[1]	$899,183	1.21%[2]	1.21%[2]	1.21%[2]	0.94%[2]	8%

2018	21.79	0.23	(2.31)	(2.08)	(0.22)	(2.06)	(2.28)	–	17.43	(9.86)	909,113	1.18	1.18	1.18	1.04	21

2017	22.02	0.13	1.56	1.69	(0.12)	(1.80)	(1.92)	–	21.79	7.87	1,142,224	1.17	1.17	1.17	0.54	15

2016	17.94	0.21	5.57	5.78	(0.21)	(1.49)	(1.70)	–	22.02	32.21	1,225,095	1.17	1.17	1.17	0.99	29

2015	22.86	0.22	(3.04)	(2.82)	(0.24)	(1.86)	(2.10)	–	17.94	(12.36)	1,098,106	1.15	1.15	1.15	0.80	15

2014	25.02	0.13	0.09	0.22	(0.12)	(2.26)	(2.38)	–	22.86	1.09	1,950,211	1.12	1.12	1.12	0.47	21

Royce Special Equity Fund–Service Class
2019†	$17.41	$0.07	$0.72	$0.79	$–	$–	$–	$–	$18.20	4.54%[1]	$59,871	1.55%[2]	1.55%[2]	1.39%[2]	0.77%[2]	8%

2018	21.76	0.20	(2.33)	(2.13)	(0.18)	(2.04)	(2.22)	–	17.41	(10.13)	62,706	1.51	1.50	1.39	0.88	21

2017	21.98	0.08	1.56	1.64	(0.07)	(1.79)	(1.86)	–	21.76	7.66	108,001	1.50	1.50	1.39	0.32	15

2016	17.92	0.16	5.56	5.72	(0.17)	(1.49)	(1.66)	–	21.98	31.92	128,102	1.50	1.50	1.39	0.77	29

2015	22.81	0.17	(3.03)	(2.86)	(0.17)	(1.86)	(2.03)	–	17.92	(12.55)	112,315	1.47	1.47	1.39	0.57	15

2014	24.97	0.06	0.09	0.15	(0.05)	(2.26)	(2.31)	–	22.81	0.80	233,791	1.44	1.44	1.39	0.20	21

Royce Special Equity Fund–Consultant Class
2019†	$15.90	$(0.01)	$0.66	$0.65	$–	$–	$–	$–	$16.55	4.09%[1]	$28,087	2.25%[2]	2.25%[2]	2.25%[2]	(0.10)%[2]	8%

2018	19.86	0.01	(2.10)	(2.09)	(0.01)	(1.86)	(1.87)	–	15.90	(10.83)	30,234	2.19	2.19	2.19	0.04	21

2017	20.16	(0.10)	1.43	1.33	–	(1.63)	(1.63)	–	19.86	6.77	46,654	2.21	2.20	2.20	(0.49)	15

2016	16.57	(0.01)	5.13	5.12	(0.04)	(1.49)	(1.53)	–	20.16	30.91	50,514	2.20	2.20	2.20	(0.04)	29

2015	21.27	(0.05)	(2.76)	(2.81)	(0.03)	(1.86)	(1.89)	–	16.57	(13.23)	42,427	2.18	2.18	2.18	(0.24)	15

2014	23.57	(0.13)	0.09	(0.04)	–	(2.26)	(2.26)	–	21.27	0.04	63,981	2.14	2.14	2.14	(0.56)	21

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 75

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Fund–Institutional Class
2019†	$17.28	$0.09	$0.71	$0.80	$–	$–	$–	$–	$18.08	4.63%[1]	$222,506	1.13%[2]	1.12%[2]	1.12%[2]	1.04%[2]	8%

2018	21.61	0.25	(2.30)	(2.05)	(0.24)	(2.04)	(2.28)	–	17.28	(9.81)	202,317	1.11	1.11	1.11	1.14	21

2017	21.84	0.14	1.55	1.69	(0.14)	(1.78)	(1.92)	–	21.61	7.96	247,004	1.09	1.09	1.09	0.60	15

2016	17.80	0.23	5.53	5.76	(0.23)	(1.49)	(1.72)	–	21.84	32.35	206,270	1.07	1.07	1.07	1.10	29

2015	22.71	0.33	(3.12)	(2.79)	(0.26)	(1.86)	(2.12)	–	17.80	(12.27)	208,952	1.04	1.04	1.04	1.02	15

2014	24.88	0.14	0.10	0.24	(0.15)	(2.26)	(2.41)	–	22.71	1.17	639,723	1.02	1.02	1.02	0.56	21

Royce Total Return Fund–Investment Class
2019†	$9.71	$0.08	$1.41	$1.49	$(0.08)	$–	$(0.08)	$–	$11.12	15.32%[1]	$1,051,107	1.23%[2]	1.23%[2]	1.23%[2]	1.46%[2]	7%

2018	13.58	0.20	(1.78)	(1.58)	(0.19)	(2.10)	(2.29)	–	9.71	(12.46)	1,036,211	1.18	1.18	1.18	1.45	22

2017	13.68	0.14	1.67	1.81	(0.12)	(1.79)	(1.91)	–	13.58	13.65	1,550,893	1.19	1.19	1.19	1.00	12

2016	11.91	0.15	2.93	3.08	(0.22)	(1.09)	(1.31)	–	13.68	25.86	1,835,927	1.19	1.19	1.19	1.08	16

2015	14.74	0.17	(1.23)	(1.06)	(0.12)	(1.65)	(1.77)	–	11.91	(7.19)	1,850,309	1.15	1.15	1.15	1.18	11

2014	16.47	0.17	0.00	0.17	(0.28)	(1.62)	(1.90)	–	14.74	1.34	3,077,951	1.13	1.13	1.13	0.95	18

Royce Total Return Fund–Service Class
2019†	$9.97	$0.07	$1.44	$1.51	$(0.06)	$–	$(0.06)	$–	$11.42	15.17%[1]	$81,604	1.57%[2]	1.57%[2]	1.49%[2]	1.19%[2]	7%

2018	13.88	0.16	(1.82)	(1.66)	(0.11)	(2.14)	(2.25)	–	9.97	(12.71)	83,368	1.52	1.52	1.48	1.15	22

2017	13.98	0.10	1.69	1.79	(0.07)	(1.82)	(1.89)	–	13.88	13.24	97,854	1.49	1.48	1.48	0.72	12

2016	12.12	0.11	3.00	3.11	(0.16)	(1.09)	(1.25)	–	13.98	25.60	142,606	1.46	1.46	1.46	0.80	16

2015	14.98	0.13	(1.25)	(1.12)	(0.09)	(1.65)	(1.74)	–	12.12	(7.48)	137,594	1.43	1.43	1.43	0.90	11

2014	16.61	0.12	0.01	0.13	(0.14)	(1.62)	(1.76)	–	14.98	1.08	232,814	1.42	1.42	1.42	0.60	18

Royce Total Return Fund–Consultant Class
2019†	$10.02	$0.03	$1.45	$1.48	$(0.02)	$–	$(0.02)	$–	$11.48	14.73%[1]	$160,493	2.22%[2]	2.21%[2]	2.21%[2]	0.48%[2]	7%

2018	13.95	0.06	(1.82)	(1.76)	(0.02)	(2.15)	(2.17)	–	10.02	(13.26)	160,540	2.17	2.17	2.17	0.45	22

2017	14.07	0.01	1.70	1.71	–	(1.83)	(1.83)	–	13.95	12.53	247,914	2.16	2.16	2.16	0.04	12

2016	12.15	0.01	3.01	3.02	(0.01)	(1.09)	(1.10)	–	14.07	24.73	267,083	2.16	2.16	2.16	0.11	16

2015	15.05	0.03	(1.26)	(1.23)	(0.02)	(1.65)	(1.67)	–	12.15	(8.15)	262,131	2.16	2.16	2.16	0.18	11

2014	16.68	(0.00)	0.02	0.02	(0.03)	(1.62)	(1.65)	–	15.05	0.37	356,731	2.12	2.12	2.12	(0.04)	18

Royce Total Return Fund–Institutional Class
2019†	$9.58	$0.08	$1.40	$1.48	$(0.09)	$–	$(0.09)	$–	$10.97	15.43%[1]	$227,958	1.13%[2]	1.13%[2]	1.13%[2]	1.55%[2]	7%

2018	13.40	0.21	(1.76)	(1.55)	(0.21)	(2.06)	(2.27)	–	9.58	(12.39)	218,268	1.09	1.09	1.09	1.53	22

2017	13.52	0.16	1.64	1.80	(0.15)	(1.77)	(1.92)	–	13.40	13.80	310,603	1.06	1.06	1.06	1.13	12

2016	11.78	0.18	2.90	3.08	(0.25)	(1.09)	(1.34)	–	13.52	26.13	420,375	1.05	1.05	1.05	1.22	16

2015	14.61	0.18	(1.22)	(1.04)	(0.14)	(1.65)	(1.79)	–	11.78	(7.17)	374,555	1.03	1.03	1.03	1.28	11

2014	16.35	0.18	0.02	0.20	(0.32)	(1.62)	(1.94)	–	14.61	1.51	572,662	1.00	1.00	1.00	1.09	18

76 | The Royce Funds 2019 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Total Return Fund–R Class
2019†	$10.06	$0.05	$1.45	$1.50	$(0.04)	$–	$(0.04)	$–	$11.52	14.87%[1]	$36,621	1.88%[2]	1.88%[2]	1.88%[2]	0.78%[2]	7%

2018	13.99	0.11	(1.83)	(1.72)	(0.06)	(2.15)	(2.21)	–	10.06	(12.96)	45,145	1.81	1.81	1.81	0.82	22

2017	14.09	0.06	1.71	1.77	(0.03)	(1.84)	(1.87)	–	13.99	12.97	54,979	1.80	1.80	1.80	0.40	12

2016	12.19	0.07	3.00	3.07	(0.08)	(1.09)	(1.17)	–	14.09	25.14	53,896	1.78	1.78	1.78	0.49	16

2015	15.07	0.08	(1.25)	(1.17)	(0.06)	(1.65)	(1.71)	–	12.19	(7.79)	50,684	1.77	1.77	1.77	0.56	11

2014	16.73	0.07	0.01	0.08	(0.12)	(1.62)	(1.74)	–	15.07	0.73	65,501	1.72	1.72	1.72	0.37	18

† Six months ended June 30, 2019 (unaudited).
[1] Not annualized
[2] Annualized
[a] The Class commenced operations on March 21, 2014.
[b] The Class commenced operations on January 5, 2016.
[c] The Class commenced operations on January 22, 2014.
[d] The Class commenced operations on February 26, 2016.
[e] The Class commenced operations on May 2, 2018.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Semiannual Report to Shareholders | 77

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund and Royce Total Return Fund (the “Fund” or “Funds”), are the twelve series of The Royce Fund (the “Trust”), an open-end management investment company organized as a Delaware statutory trust.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

At June 30, 2019, officers, employees of Royce & Associates (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:
Royce Global Financial Services Fund 10%

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Trust’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

78 | The Royce Funds 2019 Semiannual Report to Shareholders

VALUATION OF INVESTMENTS (continued):
The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2019. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Royce Dividend Value Fund
Common Stocks	$108,278,909	$–	$–	$108,278,909

Repurchase Agreement	–	1,286,000	–	1,286,000

Royce Global Financial Services Fund
Common Stocks	38,117,548	–	–	38,117,548

Repurchase Agreement	–	1,238,000	–	1,238,000

Royce International Premier Fund
Common Stocks	569,919,338	–	–	569,919,338

Preferred Stocks	12,975,905	–	–	12,975,905

Repurchase Agreement	–	29,373,000	–	29,373,000

Royce Low-Priced Stock Fund
Common Stocks	196,469,904	969,030	0	197,438,934

Repurchase Agreement	–	14,612,000	–	14,612,000

Money Market Fund/Collateral Received for Securities Loaned	1,601,437	–	–	1,601,437

Royce Micro-Cap Fund
Common Stocks	131,256,372	–	828,000	132,084,372

Repurchase Agreement	–	3,919,000	–	3,919,000

Money Market Fund/Collateral Received for Securities Loaned	1,260,590	–	–	1,260,590

Royce Opportunity Fund
Common Stocks	857,169,629	1,992,351	–	859,161,980

Repurchase Agreement	–	79,839,000	–	79,839,000

Money Market Fund/Collateral Received for Securities Loaned	28,337,338	–	–	28,337,338

Royce Pennsylvania Mutual Fund
Common Stocks	1,870,564,873	22,140	0	1,870,587,013

Repurchase Agreement	–	95,118,000	–	95,118,000

Money Market Fund/Collateral Received for Securities Loaned	6,580,014	–	–	6,580,014

Royce Premier Fund
Common Stocks	1,701,563,860	–	–	1,701,563,860

Repurchase Agreement	–	158,694,000	–	158,694,000

Royce Small-Cap Value Fund
Common Stocks	166,982,609	–	–	166,982,609

Repurchase Agreement	–	11,918,000	–	11,918,000

Royce Smaller-Companies Growth Fund
Common Stocks	269,005,531	1,221,000	–	270,226,531

Repurchase Agreement	–	19,267,000	–	19,267,000

Money Market Fund/Collateral Received for Securities Loaned	11,043,679	–	–	11,043,679

Royce Special Equity Fund
Common Stocks	899,061,901	59,040,000	–	958,101,901

Repurchase Agreement	–	251,964,000	–	251,964,000

Royce Total Return Fund
Common Stocks	1,514,268,933	12,445,978	0	1,526,714,911

Corporate Bonds	–	4,712,304	–	4,712,304

Repurchase Agreement	–	24,772,000	–	24,772,000

Level 3 Reconciliation:

				REALIZED	UNREALIZED
	BALANCE AS OF 12/31/18	PURCHASES	SALES	GAIN (LOSS)	GAIN (LOSS)[1]	BALANCE AS OF 6/30/19

Royce Low-Priced Stock Fund

Common Stocks	$0	$–	$–	$–	$–	$0

Royce Micro-Cap Fund

Common Stocks	828,000	–	–	–	–	828,000

Royce Pennsylvania Mutual Fund

Common Stocks	–	0	–	–	–	0

Royce Total Return Fund

Common Stocks	0	–	–	–	–	0

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The Royce Funds 2019 Semiannual Report to Shareholders | 79

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):
The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).
	FAIR VALUE AT				IMPACT TO VALUATION FROM
	6/30/19	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

Royce Micro-Cap Fund

Common Stocks	$828,000	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at June 30, 2019 are overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

SECURITIES LENDING:
The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents, which are invested temporarily by the custodian, as well as non-cash collateral, which includes short and long-term U.S. Treasuries. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce. The following table presents cash collateral and the market value of securities on loan collateralized by cash collateral held by the Funds at June 30, 2019:

	CASH COLLATERAL[1]	SECURITIES ON LOAN COLLATERALIZED BY CASH COLLATERAL	NET AMOUNT

Royce Low-Priced Stock Fund	$1,601,437	$(1,598,444)	$2,993

Royce Micro-Cap Fund	1,260,590	(1,190,465)	70,125

Royce Opportunity Fund	28,337,338	(27,526,906)	810,432

Royce Pennsylvania Mutual Fund	6,580,014	(6,645,048)	(65,034)

Royce Smaller-Companies Growth Fund	11,043,679	(11,147,221)	(103,542)

[1] Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. The remaining contractual maturity of cash collateral is overnight and continuous.

80 | The Royce Funds 2019 Semiannual Report to Shareholders

SECURITIES LENDING (continued):
The following table presents non-cash collateral and the market value of securities on loan collateralized by non-cash collateral held by the Funds’ custodian at June 30, 2019:

		SECURITIES ON LOAN
	NON-CASH COLLATERAL	COLLATERALIZED BY NON-CASH COLLATERAL	NET AMOUNT

Royce Low-Priced Stock Fund	$8,363,068	$(8,183,642)	$179,426

Royce Micro-Cap Fund	982,284	(962,926)	19,358

Royce Opportunity Fund	54,405,031	(53,265,576)	1,139,455

Royce Pennsylvania Mutual Fund	37,298,730	(36,538,750)	759,980

Royce Premier Fund	32,914,911	(32,262,973)	651,938

Royce Small-Cap Value Fund	216,024	(211,745)	4,279

Royce Smaller-Companies Growth Fund	23,037,821	(22,564,637)	473,184

DISTRIBUTIONS AND TAXES:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

Royce Dividend Value Fund and Royce Total Return Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income and distributions from capital gains are determined at a class level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:
The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:
The Funds, along with certain other Royce Funds, participate in a $65 million line of credit (“Credit Agreement”) with State Street Bank and Trust Company to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 11, 2019. Pursuant to the Credit Agreement, each participating Fund is liable for a portion of the commitment fee for the credit facility and for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate or One-Month LIBOR rate, plus 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2019.

The Royce Funds 2019 Semiannual Report to Shareholders | 81

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in dollars):

			SHARES ISSUED FOR
			REINVESTMENT						NET INCREASE (DECREASE) FROM
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		CAPITAL SHARE TRANSACTIONS

	Six Months		Six Months		Six Months		Six Months		Six Months
	Ended 6/30/19	Period Ended	Ended 6/30/19	Period Ended	Ended 6/30/19	Period Ended	Ended 6/30/19	Period Ended	Ended 6/30/19	Period Ended
	(unaudited)	12/31/18	(unaudited)	12/31/18	(unaudited)	12/31/18	(unaudited)	12/31/18[1]	(unaudited)	12/31/18

Royce Dividend Value Fund
Investment Class	$10,715,755	$25,972,222	$437,325	$11,367,989	$(35,421,429)	$(39,214,752)			$(24,268,349)	$(1,874,541)

Service Class	304,161	1,385,407	91,815	3,493,185	(6,828,987)	(26,337,495)			(6,433,011)	(21,458,903)

Consultant Class	60,887	493,061	1,822	114,313	(128,442)	(460,688)			(65,733)	146,686

Institutional Class	35,315	2,912,358	11,171	380,526	(2,711,591)	(420,544)			(2,665,105)	2,872,340

Royce Global Financial Services Fund
Service Class	2,823,122	11,314,172	–	3,421,029	(6,860,587)	(20,910,539)			(4,037,465)	(6,175,338)

Institutional Class	–	4,000	–	783,011	(1,686,897)	(660,685)			(1,686,897)	126,326

Royce International Premier Fund
Investment Class	113,005,289	285,246,637	–	848,230	(86,645,003)	(72,123,146)			26,360,286	213,971,721

Service Class	20,558,785	21,039,927	–	–	(6,584,049)	(28,042,214)		$15,088	13,974,736	(6,987,199)

Consultant Class	614,879	3,320,267	–	–	(1,268,401)	(2,706,865)			(653,522)	613,402

Institutional Class	120,164,804	35,603,235	–	62,839	(4,035,007)	(922,139)			116,129,797	34,743,935

R Class		200		–		(57,682)		(15,088)		(72,570)

Royce Low-Priced Stock Fund
Investment Class	1,487,833	5,908,132	–	8,242,747	(4,141,089)	(11,942,721)		5,064,654	(2,653,256)	7,272,812

Service Class	1,071,925	5,416,151	–	27,201,978	(15,826,459)	(43,586,859)		293,550	(14,754,534)	(10,675,180)

Institutional Class		247,714		–		(1,034,576)		(5,064,654)		(5,851,516)

R Class		15,465		–		(766,305)		(293,550)		(1,044,390)

Royce Micro-Cap Fund
Investment Class	1,668,332	5,230,274	–	13,468,098	(17,890,807)	(43,234,672)			(16,222,475)	(24,536,300)

Service Class	386,630	3,844,992	–	957,677	(3,228,922)	(8,828,295)			(2,842,292)	(4,025,626)

Consultant Class	44,621	190,964	–	1,971,129	(1,937,083)	(6,157,584)			(1,892,462)	(3,995,491)

Royce Opportunity Fund
Investment Class	37,926,915	93,500,228	–	46,105,025	(92,425,799)	(188,492,528)			(54,498,884)	(48,887,275)

Service Class	6,866,673	27,214,604	–	4,309,945	(15,445,454)	(69,306,409)		7,600,899	(8,578,781)	(30,180,961)

Consultant Class	267,335	991,331	–	888,800	(2,495,770)	(8,854,787)			(2,228,435)	(6,974,656)

Institutional Class	24,645,163	43,463,191	–	18,881,233	(42,684,440)	(396,679,654)			(18,039,277)	(334,335,230)

R Class	1,575,009	3,509,170	–	2,423,347	(2,008,110)	(9,865,485)			(433,101)	(3,932,968)

K Class		748,866		–		(771,052)		(7,600,899)		(7,623,085)

Royce Pennsylvania Mutual Fund
Investment Class	37,538,151	92,452,580	–	222,270,728	(113,636,749)	(350,693,635)			(76,098,598)	(35,970,327)

Service Class	2,401,749	8,411,192	–	4,802,081	(11,459,079)	(27,674,585)		2,031,178	(9,057,330)	(12,430,134)

Consultant Class	3,042,289	7,715,097	–	47,076,762	(25,752,427)	(88,342,616)			(22,710,138)	(33,550,757)

Institutional Class	8,799,524	97,962,498	–	11,826,618	(9,979,788)	(59,962,281)			(1,180,264)	49,826,835

R Class	693,267	1,591,148	–	1,930,873	(2,573,810)	(5,682,726)			(1,880,543)	(2,160,705)

K Class		55,427		–		(850,567)		(2,031,178)		(2,826,318)

Royce Premier Fund
Investment Class	96,267,259	151,864,129	–	282,874,055	(236,102,833)	(523,969,418)		20,846,050	(139,835,574)	(68,385,184)

Service Class	4,516,168	12,416,438	–	8,910,292	(12,296,161)	(19,455,214)			(7,779,993)	1,871,516

Consultant Class	408,318	1,534,237	–	4,818,150	(2,860,975)	(8,850,863)			(2,452,657)	(2,498,476)

Institutional Class	12,147,545	104,457,137	–	45,360,949	(25,804,056)	(134,226,931)			(13,656,511)	15,591,155

W Class		152,877		–		(11,933,879)		(20,846,050)		(32,627,052)

R Class	367,384	692,268	–	2,176,396	(881,639)	(2,675,755)			(514,255)	192,909

Royce Small-Cap Value Fund
Investment Class	2,438,140	7,444,311	–	6,296,922	(8,107,220)	(15,135,406)		3,479,640	(5,669,080)	2,085,467

Service Class	1,316,765	4,541,944	–	11,996,003	(17,559,557)	(37,125,376)		1,556,238	(16,242,792)	(19,031,191)

Consultant Class	57,311	466,673	–	1,108,696	(1,182,346)	(3,034,581)			(1,125,035)	(1,459,212)

Institutional Class		172,026		–		(556,734)		(3,479,640)		(3,864,348)

R Class	555,813	1,381,891	–	944,360	(1,101,686)	(7,083,191)			(545,873)	(4,756,940)

K Class		323,211		–		(736,046)		(1,556,238)		(1,969,073)

82 | The Royce Funds 2019 Semiannual Report to Shareholders

Capital Share Transactions (in dollars) (continued):

			SHARES ISSUED FOR
			REINVESTMENT						NET INCREASE (DECREASE) FROM
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		CAPITAL SHARE TRANSACTIONS

	Six Months		Six Months		Six Months		Six Months		Six Months
	Ended 6/30/19	Period Ended	Ended 6/30/19	Period Ended	Ended 6/30/19	Period Ended	Ended 6/30/19	Period Ended	Ended 6/30/19	Period Ended
	(unaudited)	12/31/18	(unaudited)	12/31/18	(unaudited)	12/31/18	(unaudited)	12/31/18[1]	(unaudited)	12/31/18

Royce Smaller-Companies Growth Fund
Investment Class	$4,118,882	$14,761,046	$–	$24,904,985	$(11,007,847)	$(32,950,853)			$(6,888,965)	$6,715,178

Service Class	2,732,766	8,483,893	–	49,014,107	(17,811,305)	(62,051,370)		$623,550	(15,078,539)	(3,929,820)

Consultant Class	16,287	339,101	–	2,118,800	(806,678)	(3,292,612)			(790,391)	(834,711)

Institutional Class	217,359	898,827	–	2,073,085	(467,765)	(1,902,628)			(250,406)	1,069,284

R Class		139,588		–		(111,893)		(623,550)		(595,855)

Royce Special Equity Fund
Investment Class	89,446,430	222,486,956	–	94,473,851	(143,064,708)	(328,550,392)			(53,618,278)	(11,589,585)

Service Class	8,661,718	43,284,766	–	6,535,526	(14,654,499)	(78,927,553)			(5,992,781)	(29,107,261)

Consultant Class	532,476	2,381,819	–	3,028,564	(3,972,653)	(14,406,587)			(3,440,177)	(8,996,204)

Institutional Class	44,975,939	77,996,165	–	20,150,304	(33,384,919)	(97,459,966)			11,591,020	686,503

Royce Total Return Fund
Investment Class	46,649,151	172,331,070	6,156,953	185,080,886	(185,908,245)	(486,165,820)		4,991,437	(133,102,141)	(123,762,427)

Service Class	7,827,029	17,605,970	420,685	14,354,667	(22,151,291)	(53,275,300)		34,866,202	(13,903,577)	13,551,539

Consultant Class	2,225,477	7,766,358	193,688	28,157,591	(25,364,766)	(64,755,046)			(22,945,601)	(28,831,097)

Institutional Class	66,945,545	133,802,754	1,676,619	38,645,065	(89,592,504)	(186,576,729)			(20,970,340)	(14,128,910)

W Class		3,384,456		153,879		(97,087,426)		(4,991,437)		(98,540,528)

R Class	3,591,194	11,526,424	129,512	8,367,129	(18,833,492)	(14,313,562)			(15,112,786)	5,579,991

K Class		4,184,983		58,255		(6,531,546)		(34,866,202)		(37,154,510)

Capital Share Transactions (in shares):

			SHARES ISSUED FOR
			REINVESTMENT						NET INCREASE (DECREASE) IN
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		SHARES OUTSTANDING

	Six Months		Six Months		Six Months		Six Months		Six Months
	Ended 6/30/19	Period Ended	Ended 6/30/19	Period Ended	Ended 6/30/19	Period Ended	Ended 6/30/19	Period Ended	Ended 6/30/19	Period Ended
	(unaudited)	12/31/18	(unaudited)	12/31/18	(unaudited)	12/31/18	(unaudited)	12/31/18[1]	(unaudited)	12/31/18

Royce Dividend Value Fund
Investment Class	1,721,039	3,612,556	72,201	1,926,261	(5,628,336)	(5,740,059)			(3,835,096)	(201,242)

Service Class	47,486	182,554	14,621	572,558	(1,046,129)	(3,528,363)			(984,022)	(2,773,251)

Consultant Class	8,708	72,025	243	16,665	(17,204)	(55,073)			(8,253)	33,617

Institutional Class	5,664	389,716	1,805	66,051	(439,123)	(54,927)			(431,654)	400,840

Royce Global Financial Services Fund
Service Class	312,501	1,032,931	–	402,001	(759,601)	(1,977,301)			(447,100)	(542,369)

Institutional Class	–	281	–	71,378	(145,047)	(46,913)			(145,047)	24,746

Royce International Premier Fund
Investment Class	8,764,661	22,969,262	–	72,747	(6,758,309)	(5,886,292)			2,006,352	17,155,717

Service Class	1,363,861	1,367,064	–	–	(421,346)	(1,818,416)		964	942,515	(450,388)

Consultant Class	37,226	203,769	–	–	(77,295)	(169,091)			(40,069)	34,678

Institutional Class	9,168,420	2,916,865	–	5,389	(310,338)	(82,650)			8,858,082	2,839,604

R Class		16		–		(4,618)		(1,202)		(5,804)

Royce Low-Priced Stock Fund
Investment Class	206,599	664,694	–	1,247,011	(584,818)	(1,402,203)		544,002	(378,219)	1,053,504

Service Class	152,831	627,095	–	4,140,332	(2,239,641)	(4,994,573)		33,703	(2,086,810)	(193,443)

Institutional Class		28,573		–		(114,370)		(543,255)		(629,052)

R Class		1,925		–		(97,337)		(35,709)		(131,121)

Royce Micro-Cap Fund
Investment Class	162,106	442,085	–	1,379,928	(1,752,892)	(3,650,567)			(1,590,786)	(1,828,554)

Service Class	38,488	312,618	–	100,175	(323,625)	(750,133)			(285,137)	(337,340)

Consultant Class	5,618	20,513	–	261,077	(244,575)	(657,240)			(238,957)	(375,650)

Royce Opportunity Fund
Investment Class[2]	4,934,772	7,069,808	–	4,353,638	(8,077,290)	(14,641,615)			(3,142,518)	(3,218,169)

Service Class	654,179	2,128,949	–	437,558	(1,475,746)	(5,517,655)		601,813	(821,567)	(2,349,335)

Consultant Class	28,948	97,465	–	102,870	(272,182)	(824,172)			(243,234)	(623,837)

Institutional Class	2,158,669	3,124,242	–	1,745,031	(3,733,171)	(28,617,157)			(1,574,502)	(23,747,884)

R Class	159,157	289,556	–	255,089	(196,617)	(794,614)			(37,460)	(249,969)

K Class		66,744		–		(70,091)		(684,679)		(688,026)

The Royce Funds 2019 Semiannual Report to Shareholders | 83

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in shares) (continued):

			SHARES ISSUED FOR
			REINVESTMENT						NET INCREASE (DECREASE) IN
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		SHARES OUTSTANDING

	Six Months		Six Months		Six Months		Six Months		Six Months
	Ended 6/30/19	Period Ended	Ended 6/30/19	Period Ended	Ended 6/30/19	Period Ended	Ended 6/30/19	Period Ended	Ended 6/30/19	Period Ended
	(unaudited)	12/31/18	(unaudited)	12/31/18	(unaudited)	12/31/18	(unaudited)	12/31/18[1]	(unaudited)	12/31/18

Royce Pennsylvania Mutual Fund
Investment Class[3]	14,080,965	9,032,724	–	27,406,995	(12,862,069)	(35,352,581)			1,218,896	1,087,138

Service Class[3]	13,602,644	758,686	–	591,389	(1,295,657)	(2,597,089)		188,596	12,306,987	(1,058,418)

Consultant Class[3]	1,410,978	1,042,114	–	7,276,161	(3,686,429)	(10,773,630)			(2,275,451)	(2,455,355)

Institutional Class	993,086	10,176,610	–	1,454,689	(1,140,057)	(5,904,434)			(146,971)	5,726,865

R Class	86,167	154,050	–	253,063	(320,435)	(556,956)			(234,268)	(149,843)

K Class		6,293		–		(96,193)		(230,227)		(320,127)

Royce Premier Fund
Investment Class	7,273,205	9,774,025	–	23,300,993	(17,493,401)	(33,088,705)		1,246,773	(10,220,196)	1,233,086

Service Class	347,683	762,638	–	753,832	(945,949)	(1,202,121)			(598,266)	314,349

Consultant Class	40,140	132,860	–	502,414	(272,115)	(689,765)			(231,975)	(54,491)

Institutional Class	907,218	6,477,889	–	3,678,909	(1,890,846)	(8,262,556)			(983,628)	1,894,242

W Class		8,969		–		(683,832)		(1,239,921)		(1,914,784)

R Class	28,951	49,442	–	193,975	(70,574)	(172,520)			(41,623)	70,897

Royce Small-Cap Value Fund
Investment Class	267,405	720,316	–	732,200	(901,228)	(1,521,627)		319,820	(633,823)	250,709

Service Class	142,974	433,604	–	1,399,767	(1,944,226)	(3,589,532)		152,722	(1,801,252)	(1,603,439)

Consultant Class	6,974	56,074	–	145,498	(147,457)	(346,507)			(140,483)	(144,935)

Institutional Class		16,201		–		(54,436)		(316,248)		(354,483)

R Class	64,187	138,804	–	114,607	(125,363)	(720,582)			(61,176)	(467,171)

K Class		46,711		–		(106,029)		(221,047)		(280,365)

Royce Smaller-Companies Growth Fund
Investment Class	540,538	1,409,407	–	3,454,228	(1,391,949)	(3,097,890)			(851,411)	1,765,745

Service Class	355,574	746,094	–	6,972,135	(2,309,693)	(5,772,215)		57,897	(1,954,119)	2,003,911

Consultant Class	2,533	47,341	–	350,795	(122,502)	(386,332)			(119,969)	11,804

Institutional Class	27,481	74,788	–	283,596	(60,340)	(170,523)			(32,859)	187,861

R Class		13,782		–		(11,097)		(62,268)		(59,583)

Royce Special Equity Fund

Investment Class	4,798,706	10,606,597	–	5,245,633	(7,635,617)	(16,096,361)			(2,836,911)	(244,131)

Service Class	468,162	2,028,507	–	363,287	(779,109)	(3,754,389)			(310,947)	(1,362,595)

Consultant Class	31,527	129,355	–	184,219	(235,360)	(761,826)			(203,833)	(448,252)

Institutional Class	2,393,390	3,801,951	–	1,128,868	(1,795,639)	(4,649,863)			597,751	280,956

Royce Total Return Fund
Investment Class	4,350,591	13,088,971	582,234	17,953,975	(17,121,038)	(38,922,836)		376,428	(12,188,213)	(7,503,462)

Service Class	721,977	1,289,618	39,025	1,367,521	(1,977,185)	(3,895,252)		2,550,563	(1,216,183)	1,312,450

Consultant Class	199,850	621,031	17,436	2,684,766	(2,263,984)	(5,045,159)			(2,046,698)	(1,739,362)

Institutional Class	6,196,478	10,380,153	157,869	3,797,631	(8,350,652)	(14,578,110)			(1,996,305)	(400,326)

W Class		248,431		11,258		(6,960,700)		(375,375)		(7,076,386)

R Class	323,923	834,627	11,594	791,987	(1,646,945)	(1,066,832)			(1,311,428)	559,782

K Class		468,780		6,516		(724,647)		(3,926,286)		(4,175,637)

[1]	On April 13, 2018, R Class shares converted to Service Class shares for the following funds: Royce Low-Priced Stock Fund and Royce Smaller-Companies Growth Fund and K Class shares converted to Service Class shares for the following funds: Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Small-Cap Value Fund and Royce Total Return Fund. On April 16, 2018, Royce International Premier Fund R Class shares converted to Service Class shares. On June 27, 2018, Institutional Class shares converted to Investment Class shares for Royce Low-Priced Stock Fund and Royce Small-Cap Value Fund. On October 10, 2018, W Class shares converted to Investment Class shares for Royce Premier Fund and Royce Total Return Fund.
[2]	Includes shares issued in connection with the merger of Royce Micro-Cap Opportunity Fund (1,587,186 for Investment Class) for the six months ended 6/30/19.
[3]	Includes shares issued in connection with the mergers of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund (9,793,096 for Investment Class, 13,319,368 for Service Class and 969,311 for Consultant Class) for the six months ended 6/30/19.

84 | The Royce Funds 2019 Semiannual Report to Shareholders

Investment Adviser and Distributor:

INVESTMENT ADVISER:
    Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive investment advisory fees in respect of each Fund that are computed daily and payable monthly. Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2020, and is shown below to the extent that it impacted net expenses for the six months ended June 30, 2019. See the Prospectus for contractual waiver expiration dates.

	ANNUAL CONTRACTUAL ADVISORY FEE AS A	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP[4]					SIX MONTHS ENDED JUNE 30, 2019

	PERCENTAGE OF AVERAGE NET ASSETS[1]	Investment Class[4]	Service Class[4]	Consultant Class[4]	Institutional Class[4]	R Class[4]	Net advisory fees	Advisory fees waived

Royce Dividend Value Fund	0.85%	1.09%	1.34%	2.09%	1.09%[7]	N/A	$446,206	$48,190

Royce Global Financial Services Fund	1.00%	N/A	1.49%	N/A	1.49%[8]	N/A	166,524	32,575

Royce International Premier Fund	1.00%	1.19%	1.44%	2.19%	1.04%	N/A	2,191,629	157,190

Royce Low-Priced Stock Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1,073,172	–

Royce Micro-Cap Fund	1.25%[2]	1.49%[5]	1.61%[6]	N/A	N/A	N/A	918,260	359

Royce Opportunity Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	4,759,960	–

Royce Pennsylvania Mutual Fund	0.76%[3]	N/A	N/A	N/A	N/A	N/A	6,634,155	–

Royce Premier Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	9,204,817	–

Royce Small-Cap Value Fund	1.00%	1.24%	1.49%	N/A	N/A	1.99%	975,433	–

Royce Smaller-Companies Growth Fund	1.00%	N/A	1.49%	2.24%	1.21%[9]	N/A	1,391,383	19,380

Royce Special Equity Fund	1.00%	N/A	1.39%	N/A	N/A	N/A	6,303,636	–

Royce Total Return Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	8,120,928	–

[1]
From a base annual rate of 1.00% (0.85% for Royce Dividend Value Fund and 1.25% for Royce Micro-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $3 billion – .05% per annum; more than $3 billion to $4 billion – .10% per annum; over $4 billion – .15% per annum.

[2]	Royce Micro-Cap Fund’s base annual contractual advisory fee was reduced from 1.25% to 1.00%, effective July 15, 2019.
[3]
Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[4]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.
[5]	Royce Micro-Cap Fund’s committed net annual operating expense ratio cap was reduced from 1.49% to 1.24% for Investment Class, effective July 15, 2019.
[6]	Royce Micro-Cap Fund’s committed net annual operating expense ratio cap was reduced from 1.61% to 1.49% for Service Class, effective July 15, 2019.
[7]	Royce Dividend Value Fund’s committed net annual operating expense ratio cap was increased from 0.89% to 1.09% for Institutional Class, effective May 1, 2019.
[8]	Royce Global Financial Services Fund’s committed net annual operating expense ratio cap was eliminated from 1.04% for Institutional Class, effective May 1, 2019.
[9]	Royce Smaller-Companies Growth Fund’s committed net annual operating expense ratio cap was increased from 1.08% to 1.21% for Institutional Class, effective May 1, 2019.

DISTRIBUTOR:
    Royce Fund Services, LLC (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	SIX MONTHS ENDED JUNE 30, 2019

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce Dividend Value Fund – Service Class	0.25%	$36,139	$–

Royce Dividend Value Fund – Consultant Class	1.00%	7,702	–

Royce Global Financial Services Fund – Service Class	0.25%	37,366	3,249

Royce International Premier Fund – Service Class	0.25%	64,945	–

Royce International Premier Fund – Consultant Class	1.00%	45,652	–

Royce Low-Priced Stock Fund – Service Class	0.25%	206,065	–

Royce Micro-Cap Fund – Service Class	0.25%	8,647	–

Royce Micro-Cap Fund – Consultant Class	1.00%	85,638	–

Royce Opportunity Fund – Service Class	0.25%	63,869	–

Royce Opportunity Fund – Consultant Class	1.00%	48,858	–

Royce Opportunity Fund – R Class	0.50%	74,502	–

Royce Pennsylvania Mutual Fund – Service Class	0.25%	52,795	–

Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	1,343,561	–

Royce Pennsylvania Mutual Fund – R Class	0.50%	25,905	–

Royce Premier Fund – Service Class	0.25%	42,949	10,737

Royce Premier Fund – Consultant Class	1.00%	115,903	–

Royce Premier Fund – R Class	0.50%	27,019	–

Royce Small-Cap Value Fund – Service Class	0.25%	145,570	–

Royce Small-Cap Value Fund – Consultant Class	1.00%	49,333	–

Royce Small-Cap Value Fund – R Class	0.50%	21,879	–

The Royce Funds 2019 Semiannual Report to Shareholders | 85

Notes to Financial Statements (unaudited) (continued)

DISTRIBUTOR (continued):

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	SIX MONTHS ENDED JUNE 30, 2019

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce Smaller-Companies Growth Fund – Service Class	0.25%	$213,093	$–

Royce Smaller-Companies Growth Fund – Consultant Class	1.00%	33,839	–

Royce Special Equity Fund – Service Class	0.25%	77,457	–

Royce Special Equity Fund – Consultant Class	1.00%	153,623	–

Royce Total Return Fund – Service Class	0.25%	109,708	–

Royce Total Return Fund – Consultant Class	1.00%	835,638	–

Royce Total Return Fund – R Class	0.50%	111,764	–

Purchases and Sales of Investment Securities:
    For the six months ended June 30, 2019, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES[1]

Royce Dividend Value Fund	$6,246,392	$35,159,925

Royce Global Financial Services Fund	201,966	5,942,099

Royce International Premier Fund	218,779,973	61,899,451

Royce Low-Priced Stock Fund	16,972,468	40,282,529

Royce Micro-Cap Fund	9,060,421	30,135,647

Royce Opportunity Fund	192,087,164	313,764,787

Royce Pennsylvania Mutual Fund	224,438,860	359,887,098

Royce Premier Fund	125,248,810	421,154,786

Royce Small-Cap Value Fund	67,617,520	97,509,924

Royce Smaller-Companies Growth Fund	86,167,919	118,765,982

Royce Special Equity Fund	83,642,175	269,266,416

Royce Total Return Fund	108,482,049	282,524,772

[1]Excludes the value of securities delivered as a result of redemptions-in-kind.

    Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Trust’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Trustees. Cross trades for the six months ended June 30, 2019, were as follows:

	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

Royce Dividend Value Fund	$–	$339,662	$(703,063)

Royce International Premier Fund	606,363	–	–

Royce Pennsylvania Mutual Fund	–	19,546,992	(12,951,825)

Royce Premier Fund	2,809,632	–	–

Royce Total Return Fund	2,574,721	8,429,871	(2,026,061)

Redemptions-In-Kind:
    The Funds may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. The net realized gain will not be realized for tax purposes. For the six months ended June 30, 2019, the following fund had redemptions in kind:

	PROCEEDS	REALIZED GAIN

Royce Total Return Fund	$45,131,138	$22,359,398

Class Specific Expenses:

    Class specific expenses were as follows for the six months ended June 30, 2019:

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER

Royce Dividend Value Fund – Investment Class	$–	$62,228	$14,677	$8,673	$(525)	$85,053	$19,226

Royce Dividend Value Fund – Service Class	36,139	32,691	5,371	6,899	(526)	80,574	21,808

Royce Dividend Value Fund – Consultant Class	7,702	3,484	484	5,751	(29)	17,392	8,508

Royce Dividend Value Fund – Institutional Class	–	3,192	62	5,658	(10)	8,902	8,628

	43,841	101,595	20,594	26,981	(1,090)		58,170

86 | The Royce Funds 2019 Semiannual Report to Shareholders

Class Specific Expenses (continued):

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER

Royce Global Financial Services Fund – Service Class	$37,366	$30,753	$6,252	$9,224	$(499)	$83,096	$24,248

Royce Global Financial Services Fund – Institutional Class	–	3,170	48	6,228	(8)	9,438	7,321

	37,366	33,923	6,300	15,452	(507)		31,569

Royce International Premier Fund – Investment Class	–	128,330	20,396	23,336	(826)	171,236	–

Royce International Premier Fund – Service Class	64,945	33,570	4,194	12,176	(264)	114,621	8,107

Royce International Premier Fund – Consultant Class	45,652	7,070	1,016	5,864	(69)	59,533	6,444

Royce International Premier Fund – Institutional Class	–	3,152	3,151	12,909	(86)	19,126	19,126

	110,597	172,122	28,757	54,285	(1,245)		33,677

Royce Low-Priced Stock Fund – Investment Class	–	36,954	14,365	6,835	(3,305)	54,849	42,170

Royce Low-Priced Stock Fund – Service Class	206,065	143,636	20,496	10,636	(887)	379,946	131,061

	206,065	180,590	34,861	17,471	(4,192)		173,231

Royce Micro-Cap Fund – Investment Class	–	68,790	31,704	9,131	(5,806)	103,819	103,819

Royce Micro-Cap Fund – Service Class	8,647	8,820	2,079	5,888	(45)	25,389	20,799

Royce Micro-Cap Fund – Consultant Class	85,638	11,788	3,108	6,225	(271)	106,488	–

	94,285	89,398	36,891	21,244	(6,122)		124,618

Royce Opportunity Fund – Investment Class	–	371,020	62,112	11,413	(6,517)	438,028	–

Royce Opportunity Fund – Service Class	63,869	51,411	6,745	6,728	(306)	128,447	27,704

Royce Opportunity Fund – Consultant Class	48,858	9,384	1,891	5,697	(266)	65,564	–

Royce Opportunity Fund – Institutional Class	–	4,096	8,842	8,475	(202)	21,211	–

Royce Opportunity Fund – R Class	74,502	35,712	1,254	4,912	(168)	116,212	–

	187,229	471,623	80,844	37,225	(7,459)		27,704

Royce Pennsylvania Mutual Fund – Investment Class	–	591,105	119,457	13,300	(18,065)	705,797	–

Royce Pennsylvania Mutual Fund – Service Class	52,795	36,929	6,839	6,409	(286)	102,686	–

Royce Pennsylvania Mutual Fund – Consultant Class	1,343,561	115,807	30,986	7,817	(3,231)	1,494,940	–

Royce Pennsylvania Mutual Fund – Institutional Class	–	4,228	4,631	7,262	(251)	15,870	–

Royce Pennsylvania Mutual Fund – R Class	25,905	15,424	1,643	4,218	(260)	46,930	–

	1,422,261	763,493	163,556	39,006	(22,093)		–

Royce Premier Fund – Investment Class	–	785,137	152,273	15,902	(10,586)	942,726	–

Royce Premier Fund – Service Class	42,949	38,854	5,102	6,543	(234)	93,214	5,625

Royce Premier Fund – Consultant Class	115,903	12,600	2,344	5,786	(242)	136,391	–

Royce Premier Fund – Institutional Class	–	4,269	56,615	7,501	(163)	68,222	–

Royce Premier Fund – R Class	27,019	14,501	602	2,359	(69)	44,412	–

	185,871	855,361	216,936	38,091	(11,294)		5,625

Royce Small-Cap Value Fund – Investment Class	–	40,898	7,819	6,868	(1,310)	54,275	16,681

Royce Small-Cap Value Fund – Service Class	145,570	97,782	13,936	8,423	(754)	264,957	46,331

Royce Small-Cap Value Fund – Consultant Class	49,333	8,048	1,321	5,881	(163)	64,420	–

Royce Small-Cap Value Fund – R Class	21,879	13,176	802	2,662	(137)	38,382	130

	216,782	159,904	23,878	23,834	(2,364)		63,142

The Royce Funds 2019 Semiannual Report to Shareholders | 87

Notes to Financial Statements (unaudited) (continued)

Class Specific Expenses (continued):

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER

Royce Smaller-Companies Growth Fund – Investment Class	$–	$38,989	$19,534	$7,485	$(2,582)	$63,426	$–

Royce Smaller-Companies Growth Fund – Service Class	213,093	151,718	20,618	10,254	(847)	394,836	52,367

Royce Smaller-Companies Growth Fund – Consultant Class	33,839	6,786	1,415	5,851	(162)	47,729	8,742

Royce Smaller-Companies Growth Fund – Institutional Class	–	3,271	475	5,724	(36)	9,434	8,010

	246,932	200,764	42,042	29,314	(3,627)		69,119

Royce Special Equity Fund – Investment Class	–	498,977	81,851	15,349	(8,360)	587,817	–

Royce Special Equity Fund – Service Class	77,457	51,734	9,004	6,164	(686)	143,673	48,223

Royce Special Equity Fund – Consultant Class	153,623	16,895	3,580	5,922	(509)	179,511	–

Royce Special Equity Fund – Institutional Class	–	5,214	30,532	9,735	(559)	44,922	–

	231,080	572,820	124,967	37,170	(10,114)		48,223

Royce Total Return Fund – Investment Class	–	631,040	129,942	12,807	(9,373)	764,416	–

Royce Total Return Fund – Service Class	109,708	80,901	14,739	6,024	(426)	210,946	36,437

Royce Total Return Fund – Consultant Class	835,638	77,192	17,930	7,535	(1,500)	936,795	–

Royce Total Return Fund – Institutional Class	–	5,012	26,330	6,473	(308)	37,507	–

Royce Total Return Fund – R Class	111,764	57,110	3,512	3,477	(590)	175,273	–

	1,057,110	851,255	192,453	36,316	(12,197)		36,437

Tax Information:
    At June 30, 2019, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED

	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Royce Dividend Value Fund	$66,528,448	$43,036,461	$45,457,950	$2,421,489

Royce Global Financial Services Fund	28,890,175	10,465,373	11,840,543	1,375,170

Royce International Premier Fund	546,602,329	65,665,914	76,444,118	10,778,204

Royce Low-Priced Stock Fund	171,749,912	41,902,459	56,124,563	14,222,104

Royce Micro-Cap Fund	111,011,170	26,252,792	40,383,781	14,130,989

Royce Opportunity Fund	928,075,146	39,263,172	146,749,821	107,486,649

Royce Pennsylvania Mutual Fund	1,312,564,525	659,720,502	695,672,740	35,952,238

Royce Premier Fund	1,126,125,912	734,131,948	747,368,230	13,236,282

Royce Small-Cap Value Fund	156,936,281	21,964,328	29,589,583	7,625,255

Royce Smaller-Companies Growth Fund	232,047,113	68,490,097	76,965,540	8,475,443

Royce Special Equity Fund	1,021,900,017	188,165,884	239,293,602	51,127,718

Royce Total Return Fund	943,381,113	612,818,102	652,947,289	40,129,187

    The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

88 | The Royce Funds 2019 Semiannual Report to Shareholders

Transactions in Affiliated Companies:
    An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2019:

AFFILIATED COMPANY	SHARES 12/31/18	MARKET VALUE 12/31/18	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 6/30/19	MARKET VALUE 6/30/19

Royce Premier Fund CIRCOR International[1]	1,024,687	$21,825,833	$–	$21,901,056	$(5,330,368)	$28,372,793	$–

		21,825,833			(5,330,368)	28,372,793	–

Royce Special Equity Fund Bowl America Cl. A	343,000	5,230,750	456,501	–	–	275,249	120,050	375,000	$5,962,500

Computer Services	779,000	38,950,000	1,461,346	–	–	18,628,654	561,947	1,600,000	59,040,000

Flexsteel Industries	775,000	17,112,000	–	–	–	(3,890,500)	341,000	775,000	13,221,500

Gencor Industries	1,033,500	11,337,495	1,338,656	–	–	2,250,774	–	1,148,225	14,926,925

Hooker Furniture	1,155,000	30,422,700	–	–	–	(6,606,600)	346,500	1,155,000	23,816,100

Hurco Companies	580,400	20,720,280	1,827,921	–	–	(145,401)	209,092	630,000	22,402,800

Insteel Industries	605,500	14,701,540	10,461,049	–	–	(2,376,827)	58,050	1,094,417	22,785,762

John B. Sanfilippo & Son	911,500	50,734,090	–	5,306,204	536,824	21,373,340	–	845,000	67,338,050

National Presto Industries	421,800	49,316,856	127,623	–	–	(9,982,809)	2,530,800	423,000	39,461,670

Standard Motor Products	1,380,000	66,833,400	–	–	–	(4,264,200)	634,800	1,380,000	62,569,200

		305,359,111			536,824	15,261,680	4,802,239		331,524,507

Royce Total Return Fund Starrett (L.S.) Company (The) Cl. A1	387,817	2,028,283	–	685,353	(951,302)	1,597,675	–

		2,028,283			(951,302)	1,597,675	–

[1] Not an Affiliated Company at June 30, 2019.

Merger Information:
    As of the close of business on the New York Stock Exchange on June 14, 2019, Royce Opportunity Fund acquired all of the assets and assumed all of the liabilities of Royce Micro-Cap Opportunity Fund. Based on the opinion of counsel delivered to Royce Opportunity Fund, the acquisition, which was approved by shareholders of Royce Micro-Cap Opportunity Fund on May 28, 2019, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Micro-Cap Opportunity Fund’s net assets of $17,332,098, including $3,256,310 of unrealized appreciation, were combined with Royce Opportunity Fund for total net assets after the acquisition of $903,239,970.
    As of the close of business on the New York Stock Exchange on June 14, 2019, Royce Pennsylvania Mutual Fund acquired all of the assets and assumed all of the liabilities of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund. Based on the opinions of counsel delivered to Royce Pennsylvania Mutual Fund, the acquisitions, which were approved by shareholders of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund on May 28, 2019, qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized to the Funds or their respective shareholders. Royce Small-Cap Leaders Fund’s net assets of $44,751,244, including $9,113,761 of unrealized appreciation, and Royce Small/Mid-Cap Premier Fund’s net assets of $165,414,569, including $17,832,090 of unrealized appreciation, were combined with Royce Pennsylvania Mutual Fund for total net assets after the acquisition of $1,907,630,569.

Subsequent Events:
    As of the close of business on the New York Stock Exchange on July 12, 2019, Royce Micro-Cap Fund acquired all of the assets and assumed all of the liabilities of Royce Low-Priced Stock Fund. Based on the opinion of counsel delivered to Royce Micro-Cap Fund, the acquisition, which was approved by shareholders of Royce Low-Priced Stock Fund at a special meeting that was originally opened on May 28, 2019 and adjourned to June 27, 2019, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Low-Priced Stock Fund’s net assets of $209,887,857, including $41,559,475 of unrealized appreciation, were combined with Royce Micro-Cap Fund for total net assets after the acquisition of $344,553,391.

The Royce Funds 2019 Semiannual Report to Shareholders | 89

Understanding Your Fund’s Expenses (unaudited)

    As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2019, and held for the entire six-month period ended June 30, 2019. Service, Consultant and R Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
    The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2019, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
    The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During the Period[1]	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]

Investment Class
Royce Dividend Value Fund	$1,000.00	$1,209.05	$5.97	$1,000.00	$1,019.39	$5.46	1.09%

Royce International Premier Fund	1,000.00	1,215.10	6.21	1,000.00	1,019.19	5.66	1.13%

Royce Low-Priced Stock Fund	1,000.00	1,146.00	6.60	1,000.00	1,018.65	6.21	1.24%

Royce Micro-Cap Fund	1,000.00	1,105.88	7.78	1,000.00	1,017.41	7.45	1.49%

Royce Opportunity Fund	1,000.00	1,156.25	6.63	1,000.00	1,018.65	6.21	1.24%

Royce Pennsylvania Mutual Fund[3]	1,000.00	1,179.35	5.13	1,000.00	1,020.08	4.76	0.95%

Royce Premier Fund	1,000.00	1,217.73	6.65	1,000.00	1,018.79	6.06	1.21%

Royce Small-Cap Value Fund	1,000.00	1,091.02	6.43	1,000.00	1,018.65	6.21	1.24%

Royce Smaller-Companies Growth Fund	1,000.00	1,211.37	6.69	1,000.00	1,018.74	6.11	1.22%

Royce Special Equity Fund	1,000.00	1,045.90	6.14	1,000.00	1,018.79	6.06	1.21%

Royce Total Return Fund	1,000.00	1,153.20	6.57	1,000.00	1,018.70	6.16	1.23%

Service Class
Royce Dividend Value Fund	1,000.00	1,207.06	7.33	1,000.00	1,018.15	6.71	1.34%

Royce Global Financial Services Fund	1,000.00	1,162.59	7.99	1,000.00	1,017.41	7.45	1.49%

Royce International Premier Fund	1,000.00	1,213.81	7.90	1,000.00	1,017.65	7.20	1.44%

Royce Low-Priced Stock Fund	1,000.00	1,145.34	7.93	1,000.00	1,017.41	7.45	1.49%

Royce Micro-Cap Fund	1,000.00	1,104.92	8.40	1,000.00	1,016.81	8.05	1.61%

Royce Opportunity Fund	1,000.00	1,153.85	7.96	1,000.00	1,017.41	7.45	1.49%

Royce Pennsylvania Mutual Fund[3]	1,000.00	1,173.75	7.11	1,000.00	1,018.25	6.61	1.32%

Royce Premier Fund	1,000.00	1,216.62	8.19	1,000.00	1,017.41	7.45	1.49%

Royce Small-Cap Value Fund	1,000.00	1,088.84	7.72	1,000.00	1,017.41	7.45	1.49%

Royce Smaller-Companies Growth Fund	1,000.00	1,210.76	8.17	1,000.00	1,017.41	7.45	1.49%

Royce Special Equity Fund	1,000.00	1,045.38	7.05	1,000.00	1,017.90	6.95	1.39%

Royce Total Return Fund	1,000.00	1,151.66	7.95	1,000.00	1,017.41	7.45	1.49%

Consultant Class
Royce Dividend Value Fund	1,000.00	1,203.75	11.42	1,000.00	1,014.43	10.44	2.09%

Royce International Premier Fund	1,000.00	1,209.38	12.00	1,000.00	1,013.93	10.94	2.19%

Royce Micro-Cap Fund	1,000.00	1,098.20	14.20	1,000.00	1,011.26	13.61	2.73%

Royce Opportunity Fund	1,000.00	1,149.57	13.00	1,000.00	1,012.69	12.18	2.44%

Royce Pennsylvania Mutual Fund[3]	1,000.00	1,173.14	10.56	1,000.00	1,015.08	9.79	1.96%

Royce Premier Fund	1,000.00	1,212.65	12.40	1,000.00	1,013.59	11.28	2.26%

Royce Small-Cap Value Fund	1,000.00	1,085.14	12.51	1,000.00	1,012.79	12.08	2.42%

Royce Smaller-Companies Growth Fund	1,000.00	1,205.57	12.25	1,000.00	1,013.69	11.18	2.24%

Royce Special Equity Fund	1,000.00	1,040.88	11.39	1,000.00	1,013.64	11.23	2.25%

Royce Total Return Fund	1,000.00	1,147.26	11.77	1,000.00	1,013.84	11.04	2.21%

90 | The Royce Funds 2019 Semiannual Report to Shareholders

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During the Period[1]	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]

Institutional Class
Royce Dividend Value Fund	$1,000.00	$1,208.45	$5.15	$1,000.00	$1,020.13	$4.71	0.94%

Royce Global Financial Services Fund	1,000.00	1,163.98	6.33	1,000.00	1,018.94	5.91	1.18%

Royce International Premier Fund	1,000.00	1,215.98	5.71	1,000.00	1,019.64	5.21	1.04%

Royce Opportunity Fund	1,000.00	1,156.96	5.94	1,000.00	1,019.29	5.56	1.11%

Royce Pennsylvania Mutual Fund	1,000.00	1,178.66	4.75	1,000.00	1,020.43	4.41	0.88%

Royce Premier Fund	1,000.00	1,218.83	6.33	1,000.00	1,019.09	5.76	1.15%

Royce Smaller-Companies Growth Fund	1,000.00	1,212.95	6.20	1,000.00	1,019.19	5.66	1.13%

Royce Special Equity Fund	1,000.00	1,046.30	5.68	1,000.00	1,019.24	5.61	1.12%

Royce Total Return Fund	1,000.00	1,154.28	6.04	1,000.00	1,019.19	5.66	1.13%

R Class
Royce Opportunity Fund	1,000.00	1,151.69	10.03	1,000.00	1,015.47	9.39	1.88%

Royce Pennsylvania Mutual Fund	1,000.00	1,172.60	9.43	1,000.00	1,016.12	8.75	1.75%

Royce Premier Fund	1,000.00	1,214.35	10.49	1,000.00	1,015.32	9.54	1.91%

Royce Small-Cap Value Fund	1,000.00	1,086.25	10.29	1,000.00	1,014.93	9.94	1.99%

Royce Total Return Fund	1,000.00	1,148.72	10.02	1,000.00	1,015.47	9.39	1.88%

[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to Alliance Trust Company, as trustee. If these fees were included above, your costs would be higher.

The Royce Funds 2019 Semiannual Report to Shareholders | 91

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee[1]
Age: 79 | Number of Funds Overseen: 16 | Tenure: Since 1982
Non-Royce Directorships: Director of Oxford Square Capital Corp.
Principal Occupation(s) During Past Five Years: A member of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (1972–June 2016), President (1972-June 2014) of Royce.

Christopher D. Clark, Trustee[1], President
Age: 54 | Number of Funds Overseen: 16 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 70 | Number of Funds Overseen: 16 | Tenure: Since 2009
Non-Royce Directorships: Trustee of Voya Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Trustee
Age: 57 | Number of Funds Overseen: 16 | Tenure: Since 2017
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (since 1999). Mr. Grisanti’s prior business experience includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Stephen L. Isaacs, Trustee
Age: 79 | Number of Funds Overseen: 16 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 76 | Number of Funds Overseen: 36 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 20 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 79 | Number of Funds Overseen: 16 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 73 | Number of Funds Overseen: 36 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 20 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee
Age: 61 | Number of Funds Overseen: 16 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 51 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 57 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 53 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 52 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer
Age: 59 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1] Interested Trustee.
Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

92 | The Royce Funds 2019 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreements

At meetings held on June 4-5, 2019, the Board of Trustees of The Royce Fund (the “Board”), including all of the non-interested trustees, approved the continuation of investment advisory agreements between Royce & Associates, LP (“R&A”) and The Royce Fund (“TRF”) relating to each of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund[1], Royce Total Return Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Dividend Value Fund, Royce Global Financial Services Fund, and Royce International Premier Fund (each, an “Investment Advisory Agreement” and collectively, the “Investment Advisory Agreements”) In reaching these decisions, the Board reviewed, among other things, information prepared internally by R&A and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for each series of TRF listed above (each, a “Fund” and collectively, the “Funds”) with other mutual funds in its “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process, such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives, payments made to affiliates of R&A, as well as payments made by R&A relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board also noted R&A’s efforts to provide enhanced analytical tools to its investment staff along with the ongoing meetings conducted by R&A’s Co-Chief Investment Officers with portfolio managers experiencing performance challenges in an attempt to address such challenges. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreement for each Fund, the non-interested trustees received assistance and advice from, and met separately with, their independent legal counsel. While continuation of the investment advisory and administrative arrangements for each Fund was considered at the same Board meeting, the trustees dealt with each Fund separately. Among other factors, the trustees considered the following:

The nature, extent and quality of services provided by R&A:
The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuance of the Investment Advisory Agreement for each Fund: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing each Fund, other open-end mutual funds, and closed-end funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The Board also noted that R&A’s compensation policy arrangements strongly encourage portfolio manager investment in each Fund that they manage. The Board also reviewed the services that R&A provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between TRF and R&A. The Board determined that the services to be provided to the Funds by R&A would be the same as those that it previously provided to the Funds. The Board also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for each Fund, finding that these would likely have an impact on the continued success of such Fund. The Board also noted R&A’s ability to attract and retain qualified and experienced personnel. Lastly, the Board noted that R&A officers, employees, and their families had substantial amounts invested in various Funds. The Board concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A:
Although the Funds currently span a wider risk spectrum than they have historically, R&A generally emphasizes a risk-averse approach to investing. In light of that approach, the trustees believe that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a Fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a Fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years.
The Board noted that 2018 proved to be a turbulent year for financial markets in general and for the small-cap equity market in particular. For much of 2018, the small-cap market experienced positive returns and low volatility, with the Russell 2000 Index reaching an all-time high on August 31, 2018. Small-cap markets then experienced declines along with increased volatility from September through mid-December. Those declines accelerated from mid-December through the end of 2018. Overall, the Russell 2000 Index declined 11.01% in 2018. Within the small-cap market, the Board noted that value stocks outperformed growth stocks, dividend payers outperformed non-dividend payers, earners held up better than non-earners, and defensive stocks outpaced cyclical stocks in 2018. Notwithstanding the overall decline within the small-cap market in 2018, the Board noted that: (i) six Funds (50%) ranked within the 1st Sharpe Ratio quartile in their respective Morningstar categories for the 1-year period ended December 31, 2018; (ii) nine Funds (75%) ranked within the 1st or 2nd Sharpe Ratio quartile in their respective Morningstar categories for the 3-year period ended December 31, 2018; and (iii) ten Funds (83.3%) had improved Sharpe Ratio percentile rankings within their respective Morningstar categories for the 3-year period ended December 31, 2018 compared to the 3-year period ended December 31, 2017, with many of those Funds achieving significant improvements. Overall, the average 3-year Morningstar percentile rank across the Funds improved by 16.3 percentile points on a year-over-year comparison basis. The average 3-year Morningstar percentile rank for the five largest Funds improved by 24 percentile points on a year-over-year comparison basis. These improvements are on top of percentile rank improvements of 14 basis points and 22 basis points, respectively, that were recorded for the various Funds during the 3-year period

[1] Royce Low-Priced Stock Fund was reorganized into Royce Micro-Cap Fund, effective July 15, 2019.

The Royce Funds 2019 Semiannual Report to Shareholders | 93

Board Approval of Investment Advisory Agreements

ended December 31, 2017. The Board noted that the last few years have been marked by increased return dispersion, declining correlation, and a steepening yield curve. While not dispositive, the trustees noted that such improved relative risk-adjusted performance during the more historically customary market environment that has recently prevailed was also not insignificant.
    The Board further noted that the Funds also generally underperformed their peers, as evidenced by their respective Sharpe Ratios, from approximately March 2009 through the end of 2015. This post-2008 market period was marked by historically low interest rates and significant U.S. Federal Reserve market intervention. During this period, highly leveraged, non-earning companies and yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) generally outperformed the higher quality companies (e.g., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital) and cyclical companies generally favored by the Funds. The trustees also noted, however, that the relative performance for certain Funds during the more historically customary market cycle preceding the 2008 financial crisis was quite strong.
    The general trend of stronger 1-year and 3-year relative risk-adjusted performance and weaker 5-year and 10-year relative risk-adjusted performance manifested itself for Royce Pennsylvania Mutual Fund (“PMF”), Royce Small-Cap Value Fund (“RVV”), Royce Micro-Cap Fund (“RMC”), and Royce Low-Priced Stock Fund (“RLP”). For example, the Sharpe Ratios for PMF ranked in the 1st, 1st, 3rd, and 3rd quartiles in its Morningstar category for the 1-year, 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2018. In addition, the Sharpe Ratios for RVV ranked in the 1st, 2nd, 4th, and 4th quartiles in its Morningstar category during the applicable time periods. Finally, the Sharpe Ratios for both RMC and RLP ranked in the 1st, 3rd, 4th, and 4th quartiles in their respective Morningstar categories for the 1-year, 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2018.
    Royce Special Equity Fund (“RSE”), on the other hand, produced strong relative risk-adjusted performance during each of the 1-year, 3-year, 5-year, and 10-year periods ended December 31, 2018, ranking within the 1st Sharpe Ratio quartile in its Morningstar category for the applicable 1-year and 3-year periods and within the 2nd Sharpe Ratio quartile in its Morningstar category for the applicable 5-year and 10-year periods.
    Royce Total Return Fund (“RTR”) and Royce Opportunity Fund (“ROF”) differed from the general trend by producing weaker relative risk-adjusted performance during the 1-year period (RTR: 3rd quartile; ROF: 4th quartile) ended December 31, 2018 and stronger relative risk-adjusted performance during the 3-year (RTR and ROF: 1st quartile), 5-year (RTR: 2nd quartile; ROF: 3rd quartile), and 10-year (RTR and ROF: 2nd quartile) periods ended December 31, 2018.
    Royce Global Financial Services Fund (“RFS”) also differed from the general trend by producing stronger relative risk-adjusted performance during the 3-year and 10-year periods (i.e., 1st quartile) ended December 31, 2018 and weaker relative risk-adjusted performance during the 1-year and 5-year periods (i.e., 3rd quartile) ended December 31, 2018.
    Royce Premier Fund (“RPR”) and Royce Dividend Value Fund (“RDV”) produced stronger relative risk-adjusted performance during the 3-year period (RPR: 1st quartile; RDV: 2nd quartile) ended December 31, 2018 and weaker relative risk-adjusted performance during the 1-year (RPR and RDV: 4th quartile), 5-year (RPR: 3rd quartile; RDV: 4th quartile), and 10-year periods (RPR: 4th quartile; RDV: 3rd quartile) ended December 31, 2018.
    Royce Smaller-Companies Growth Fund (“RVP”) also differed from the above-referenced trends, with its Sharpe Ratio ranking in the 4th quartile in its Morningstar category for the 1-year, 3-year, 5-year, and 10-year periods ended December 31, 2018.
Although Royce International Premier Fund (“RIP”) has been in existence for less than 10 years, it demonstrated extremely strong relative risk-adjusted performance for the 1-year, 3-year, and 5-year periods ended December 31, 2018, with its Sharpe Ratio ranking within the 1st quartile in its Morningstar category during such periods.
    The Board also noted that the peer groups included in the Broadridge materials provided to them for a number of Funds may not be appropriate for performance comparisons and that R&A had augmented the data provided to the Board throughout the years by including performance information for other funds that R&A believes are more comparable to those Funds.
    In addition to the risk–adjusted performance of each Fund, the Board also reviewed and considered the absolute total returns for each Fund, down market performance and, for Funds in existence for such periods, long-term performance records over periods of 10 years or longer. The Board also considered it important to look beyond the current snapshot of performance as of December 31, 2018 and therefore examined extended performance histories for each Fund using monthly rolling average return periods through March 31, 2019. The Board also noted that a majority of the Funds outperformed their respective benchmarks for at least a majority of the monthly rolling average annual return periods during the 3-year, 5-year, and 10-year periods ended March 31, 2019.
The Board noted that R&A manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed their benchmark indexes and their competitors during the periods prior to the U.S. Federal Reserve’s near zero interest rate policy and related market interventions as well as in more recent periods as referenced above. Although the Board recognized that past performance is not necessarily an indicator of future results, it found that R&A had the necessary qualifications, experience and track record in managing equity mutual funds to manage each Fund. The Board determined that R&A continued to be an appropriate investment adviser for each Fund and concluded that the performance of PMF supported the approval of the continuance of the Investment Advisory Agreement for each Fund.

Cost of the services provided and profits realized by R&A from its relationship with each Fund:
The Board considered the cost of the services provided by R&A and the profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that R&A’s allocations were reasonable. The Board noted that at times in the past R&A had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The Board concluded that R&A’s profits with respect to each Fund were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:
The Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The Board also noted that in 2004 breakpoints were added to the investment advisory fees for all of the then-existing Funds except PMF (PMF’s fee schedule already had breakpoints) and that the investment advisory fees for all Funds organized since 2004 included breakpoints. The Board further noted the reduced contractual breakpoint levels for each Fund, other than PMF, that became effective as of July 1, 2017. The trustees concluded that the current fee structure for each Fund was reasonable and that the relevant shareholders sufficiently participated in economies of scale.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:
The Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts

94 | The Royce Funds 2019 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreements

of R&A and to contracts of other investment advisers to registered investment companies investing in micro-, small-, and mid-cap stocks, as provided by Broadridge. The trustees noted that, except for PMF and RIP, the contractual advisory fee rate for each Fund exceeded the median of its Broadridge-assigned peers. The Board noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to which entity is responsible for particular types of expenses.
    The Board noted that the net expense ratios for RLP, RDV, and RIP ranked within the 2nd quintile among their respective Broadridge-assigned peers. The trustees further noted that the net expense ratios for PMF and ROF ranked within the middle quintile among their respective Broadridge-assigned peers.
    Although the net expense ratio for the Investment Class shares for RTR, RSE, RVP, and RVV fell within the 4th quintile among their respective Broadridge-assigned peers, the trustees noted that the net expense ratios for RTR (6 basis points), RSE (9 basis points), and RVV (11 basis points) were not significantly higher than their respective peer group medians. The trustees further noted that the average net expense ratio for the 274 small-cap funds in the Morningstar small-cap category (oldest share class only, non-institutional, non-index, non-ETF funds with Rule 12b-1 fees of 0.25% or less) was 1.17%. Such average net expense ratio was only 1 basis point lower than those of RTR and RSE, 4 basis points lower than that of RVP, and 7 basis points lower than that of RVV. Overall, the trustees believed that the net expense ratios for these 4th quintile Funds were reasonable in light of these factors.
    The Board noted that the remaining Funds (i.e., RPR, RMC, and RFS) had 5th quintile net expense ratios among their respective Broadridge-assigned peers. Although these rankings can be attributed in large part to the investment advisory fees for these Funds, such fees are consistent with those of other R&A-advised open-end funds.
    While the trustees noted that RPR’s net expense ratio of 1.17% was 16 basis points higher than the median of its Broadridge-assigned peer group, they emphasized that such net expense ratio was actually equal to the average net expense ratio for the 274 small-cap funds in the Morningstar small-cap category (oldest share class only, non-institutional, non-index, non-ETF funds with Rule 12b-1 fees of 0.25% or less). With respect to RMC, the Board noted that its net expense ratio of 1.49% was 21 basis points higher than the median of its Broadridge-assigned peer group but only 8 basis points higher than the average net expense ratio for the 35 non-institutional, non-ETF, domestic funds with weighted average market capitalizations of less than $1 billion within the Morningstar database. With respect to RFS, the trustees noted that its net expense ratio of 1.49% was 21 basis points higher than the median of its Broadridge-assigned peer group. The trustees further noted that RFS was the only Fund that did not offer Investment Class shares and that the Service Class shares used for purposes of this expense analysis are subject to a Rule 12b-1 fee of 25 basis points, which skews the resulting comparisons. In light of the foregoing, the trustees noted that the net expense ratio of RFS was very much in line with those of its Broadridge-assigned peers. The Board further noted that the contractual investment advisory fee rate for each of RPR, RMC, and RFS is consistent with those of other Funds that invest primarily in small-cap equity securities. After taking into consideration that the level of work necessary to invest in domestic and/or international micro-cap and small-cap equity securities is significantly greater than that necessary to invest in larger-cap securities, the Board noted that the basis point differentials in investment advisory fees, which in large measure give rise to the generally higher net expense ratios for RPR, RMC, and RFS, were appropriate for those Funds.
    The Board also noted that R&A manages each Fund in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. R&A presented several analyses to the Board which demonstrated that mutual funds with high active share scores had higher expense ratios than mutual funds with lower active share scores due to the resources required for the active management of those funds. The trustees noted that PMF had an active share of 88%, four Funds had active shares between 90% and 94%, and seven Funds had active shares of 96% or greater for the year ended December 31, 2018.
    The Board further noted that R&A has waived, both during the year ended December 31, 2018 and during earlier periods, investment advisory fees for numerous Funds in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The Board also noted lower contractual asset breakpoints for each Fund other than PMF became effective as of July 1, 2017. The trustees also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, each Fund’s advisory fees compared favorably to these other accounts.
No single factor was cited as determinative to the decision of the trustees. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all the non-interested trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund, concluding that a contract continuation on the existing terms for each Fund was in the best interests of the shareholders of each Fund and that each Fund’s investment advisory fee rate was reasonable in relation to the services provided.
The Royce Funds 2019 Semiannual Report to Shareholders | 95

Results of Shareholders Meetings

Royce Micro-Cap Opportunity Fund
At a Special Meeting of Shareholders held on May 28, 2019, Royce Micro-Cap Opportunity Fund’s (“Micro-Cap Opportunity”) shareholders approved the following:

PROPOSAL	FOR	AGAINST	ABSTAIN
to approve a Plan of Reorganization of The Royce Fund, on behalf of Micro-Cap Opportunity and Royce Opportunity Fund (“Opportunity”), whereby all of the assets of Micro-Cap Opportunity would be transferred to Opportunity in exchange for Opportunity’s assumption of all of the liabilities of Micro-Cap Opportunity and Opportunity’s issuance to Micro-Cap Opportunity of shares of beneficial interest of Opportunity.	808,688	600	4,978

Royce Small-Cap Leaders Fund
At a Special Meeting of Shareholders held on May 28, 2019, Royce Small-Cap Leaders Fund’s (“Small-Cap Leaders”) shareholders approved the following:

PROPOSAL	FOR	AGAINST	ABSTAIN
to approve a Plan of Reorganization of The Royce Fund, on behalf of Small-Cap Leaders and Royce Pennsylvania Mutual Fund (“Pennsylvania Mutual”), whereby all of the assets of Small-Cap Leaders would be transferred to Pennsylvania Mutual in exchange for Pennsylvania Mutual’s assumption of all of the liabilities of Small-Cap Leaders and Pennsylvania Mutual’s issuance to Small-Cap Leaders of shares of beneficial interest of Pennsylvania Mutual.	4,073,109	686,796	133,059

Royce Small/Mid-Cap Premier Fund
At a Special Meeting of Shareholders held on May 28, 2019, Royce Small/Mid-Cap Premier Fund’s (“Small/Mid-Cap Premier”) shareholders approved the following:

PROPOSAL	FOR	AGAINST	ABSTAIN
to approve a Plan of Reorganization of The Royce Fund, on behalf of Small/Mid-Cap Premier and Royce Pennsylvania Mutual Fund (“Pennsylvania Mutual”), whereby all of the assets of Small/Mid-Cap Premier would be transferred to Pennsylvania Mutual in exchange for Pennsylvania Mutual’s assumption of all of the liabilities of Small/Mid-Cap Premier and Pennsylvania Mutual’s issuance to Small/Mid-Cap Premier of shares of beneficial interest of Pennsylvania Mutual.	7,155,817	93,139	415,423

Royce Low-Priced Stock Fund
At a Special Meeting of Shareholders that was originally opened on May 28, 2019 and adjourned to June 27, 2019, Royce Low-Priced Stock Fund’s (“Low-Priced Stock”) shareholders approved the following:

PROPOSAL	FOR	AGAINST	ABSTAIN
to approve a Plan of Reorganization of The Royce Fund, on behalf of Low-Priced Stock and Royce Micro-Cap Fund (“Micro-Cap”), whereby all of the assets of Low-Priced Stock would be transferred to Micro-Cap in exchange for Micro-Cap’s assumption of all of the liabilities of Low-Priced Stock and Micro-Cap’s issuance to Low-Priced Stock of shares of beneficial interest of Micro-Cap.	12,464,159	1,372,300	1,993,730

96 | The Royce Funds 2019 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2019, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2019 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and /or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. Index returns include net reinvested dividends and/or interest income. The MSCI ACWI ex USA Large Cap Index is an unmanaged, capitalization-weighted index of global large-cap stocks, excluding the United States. Index returns include net reinvested dividends and/or interest income. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the Russell market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.
The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. For the Morningstar Small Blend Category: © 2019 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/ or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Investments in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Disclosure of Portfolio Holdings
The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

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About The Royce Funds	Contact Us

Unparalleled Knowledge + Experience
Pioneers in small-cap investing, with 45+ years of experience, depth of knowledge, and focus.

Independent Thinking
The confidence to go against consensus, the insight to uncover opportunities others might miss, and the tenacity to stay the course through market cycles.
GENERAL INFORMATION General Royce Funds information including: • How to open an account • An overview of our firm and Funds • Ordering literature including Prospectuses (800) 221-4268

Specialized Approaches
US, international, and global investment strategies that pursue approaches with different risk profiles.

Unwavering Commitment
Our team of 18 portfolio managers have significant personal investments in the strategies they manage.
ACCOUNT INFORMATION Speak with a representative about: • Your account, transactions, and forms (800) 841-1180

FINANCIAL ADVISORS, CONSULTANTS,
AND INSTITUTIONS
Speak with your regional Royce contact regarding:
• Scheduling a meeting or call
• Information about our firm, strategies, and funds
• Resources for financial professionals, such as
  portfolio attribution reports
(800) 337-6923

AUTOMATED ACCOUNT INFORMATION 24-hour Automated Telephone Service (800) 787-6923

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY: /s/ Christopher D. Clark

Christopher D. Clark

President

Date: August 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY: /s/ Christopher D. Clark	BY: /s/ Peter K. Hoglund
Christopher D. Clark	Peter K. Hoglund
President	Chief Financial Officer

Date: August 27, 2019	Date: August 27, 2019